UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Notice of Annual Meeting of Stockholders
and Proxy Statement

2015

Tuesday, April 28, 2015
10:00 A.M. Eastern Time

U. S. Steel Tower
600 Grant Street
33rd Floor
Pittsburgh, PA 15219

Voting can be completed in one of four ways:

returning the proxy card by mail	online at www.proxyvote.com

through the telephone at 1-800-690-6903	or attending the meeting to vote IN PERSON

United States Steel Corporation	Mario Longhi
600 Grant Street	President
Pittsburgh, PA 15219-2800	and Chief Executive Officer

March 13, 2015

Dear Fellow U. S. Steel Stockholder:

The Annual Meeting of Stockholders of the United States Steel Corporation will be held on the thirty-third floor of the U. S. Steel Tower, 600 Grant Street, Pittsburgh, Pennsylvania 15219, on Tuesday, April 28, 2015, at 10:00 a.m. Eastern Time.

At this meeting, the agenda will include the following:

•	Election of four director nominees recommended by the Board of Directors;
•	An advisory vote regarding the approval of the compensation paid to certain executive officers;
•	Re-approval of the Annual Incentive Compensation Plan; and
•	Ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2015.

Every vote is important and we strongly urge you to cast your vote in support of the Board’s recommendation regarding the above items, whether or not you plan to attend the meeting. You can vote either by telephone, over the Internet or by marking, signing and returning your proxy or voting instruction card. You can also vote in person if you attend the Annual Meeting.

On behalf of the Board of Directors, the Corporation, and its Stockholders, I would like to express my sincere gratitude to The Honorable Richard A. Gephardt, Mr. Charles R. Lee, Mr. Seth E. Schofield, and Mr. Thomas W. LaSorda, who each are retiring as of the date of our Annual Meeting in April, for their distinguished service to our company. I would also like to extend our thanks to the Honorable Robert A. McDonald, who retired from the Board in July 2014 to serve as the United States Secretary of Veterans Affairs, for his service to the Board and Corporation.

Our journey continues.

Sincerely,

Mario Longhi

President & Chief Executive Officer
and Member of the Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE:      Tuesday, April 28, 2015

TIME:       10:00 A.M., Eastern Time

PLACE:    U. S. Steel Tower, 600 Grant Street, 33rd Floor, Pittsburgh, PA 15219

To the Stockholders of United States Steel Corporation

The Annual Meeting of Stockholders of the United States Steel Corporation will be held at the U. S. Steel Tower, 600 Grant Street, thirty-third floor, Pittsburgh, PA 15219 on Tuesday, April 28, 2015 at 10:00 a.m., Eastern Time, for the following purposes, as more fully set forth in the attached proxy statement:

1.	To elect four directors nominated by our Board of Directors;

2.	To consider and act on an advisory vote regarding the approval of compensation paid to certain executive officers;

3.	To re-approve the Corporation’s Annual Incentive Compensation Plan;

4.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent public registered accounting firm for fiscal year 2015; and

5.	To transact any other business properly brought before the meeting and any adjournment or postponement thereof.

Voting can be completed in one of four ways:

returning the proxy card by mail	online at www.proxyvote.com

through the telephone at 1-800-690-6903	or attending the meeting to vote IN PERSON

Only holders of record of the common stock of United States Steel Corporation at the close of business on February 27, 2015, the record date fixed by the Board of Directors, will be entitled to vote on each matter submitted to a vote of stockholders at the meeting. To assure your representation at the Annual Meeting, you are urged to cast your vote, as instructed in the Notice of Internet Availability of Proxy Materials, over the Internet or by telephone as promptly as possible. You may also request a paper proxy card to submit your vote by mail, if you prefer.

Any stockholder of record attending the Annual Meeting may vote in person, even if she or he has voted over the Internet, by telephone or returned a completed proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a valid form issued in your name from that record holder. Each holder of common stock is entitled to one vote for each share of stock standing in the name of the holder on the records of United States Steel Corporation at the close of business on February 27, 2015.

BY ORDER OF THE BOARD OF DIRECTORS

Arden T. Phillips

Corporate Secretary

March 13, 2015

IMPORTANT NOTICE: The proxy statement and annual report of the United States Steel Corporation are available at www.proxyvote.com

ADMISSION TO MEETING: Admission to the Annual Meeting will be limited to persons who: (a) are listed on United States Steel Corporation’s records as stockholders as of February 27, 2015 (the “record date”); or (b) bring documentation to the meeting that demonstrates their beneficial ownership of the Corporation’s common stock through a broker, bank or other nominee as of the record date; and (c) present a form of government-issued photo identification.

PROXY STATEMENT TABLE OF CONTENTS

PROXY SUMMARY			2

Overview of Voting Matters	2	Year 2014 in Review	3
Corporate Governance	2	Stockholder Engagement and Say-On-Pay	5
Key Features of Our Executive Compensation Program	3

PROPOSAL 1: ELECTION OF DIRECTORS			6

CORPORATE GOVERNANCE			13
Governance Practices	13	Corporate Governance & Public Policy Committee	17
Board Leadership Structure	14	Director Retirement Policy	18
Board’s Role in Risk Oversight	14	Stock Ownership of Directors and Executive Officers	19
Independence	15	Communications from Stockholders and Interested Parties	20
Board Committees	15	Policy with Respect to Related Person Transactions	20
Audit Committee	16	Section 16(a) Beneficial Ownership Reporting Compliance	20
Compensation & Organization Committee	16

DIRECTOR COMPENSATION			21

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION			23

COMPENSATION & ORGANIZATION COMMITTEE REPORT			23

COMPENSATION DISCUSSION AND ANALYSIS			24

Introduction	24	Our Process for Setting Executive Compensation	30
Financial Results for 2014	24	Components of Compensation and 2014 Decisions	32
Executive Compensation Philosophy	29	Benefits and Termination Arrangements, Perquisites
Compensation Practices	29	and Accounting and Tax Considerations	37

COMPENSATION TABLES			40

Summary Compensation Table	40	U. S. Steel Pension	45
Grants of Plan-Based Awards	42	Non Tax-Qualified Pension Plan	45
Outstanding Equity Awards at 2014 Fiscal Year-End	43	Supplemental Pension Program	46
Option Exercises and Stock Vested in 2014	44	Non-Qualified Deferred Compensation	47
Pension Benefits	44	Supplemental Retirement Account Program	48

United States Steel Corporation - 2015 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL			49

Voluntary Termination (with Consent) or Retirement	49	U. S. Steel Pension Plan	56
Voluntary Termination (Without Consent) or Involuntary		Non Tax-Qualified Pension Plan	57
Termination (For Cause)	49	Supplemental Pension Program	57
Involuntary Termination (Not for Cause)	49	Supplemental Thrift Program	57
Change in Control and Termination	49	Non Tax-Qualified Retirement Account Program	57
Disability and Death	51	Supplemental Retirement Account Program	57
Cash Severance	55	Universal Life Insurance Protection	57
Short-Term Incentive	55	Active Medical Insurance	57
Stock Options	55	Supplemental Retirement Benefit	58
Restricted Stock Units	55	Outplacement Services and Excise Tax Gross-Up	58
Performance Awards	56

PROPOSAL 3: RE-APPROVAL OF ANNUAL INCENTIVE COMPENSATION PLAN			59

Administration	59	Amendment or Termination of Incentive Plan	60
Eligibility	59	Forfeiture and Repayment of Incentive Awards	60
Performance Periods and Performance Goals	60	Change of Control	60
Payment of Incentive Awards	60	Additional Information	60

AUDIT COMMITTEE REPORT			61

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM			62

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS			62

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING			63

APPENDIX A – ANNUAL INCENTIVE COMPENSATION PLAN			A-1

United States Steel Corporation - 2015 Proxy Statement

U. S. STEEL TOWER
600 GRANT STREET
PITTSBURGH, PA 15219

PROXY STATEMENT
MARCH 13, 2015

INFORMATION REGARDING THE ANNUAL MEETING

This proxy statement is provided in connection with a solicitation of proxies by the Board of Directors of United States Steel Corporation to be used at the Annual Meeting of Stockholders to be held on Tuesday, April 28, 2015 at 10:00 a.m., Eastern Time, and at any adjournment or postponement thereof. The Annual Meeting will be held at the U. S. Steel Tower, 600 Grant Street, thirty-third floor, Pittsburgh, PA 15219. This proxy statement is first being provided to our stockholders on or about March 13, 2015. Throughout this proxy statement, “U. S. Steel,” the “Corporation,” “we,” “our,” or “us” are intended to refer to the United States Steel Corporation and its consolidated subsidiaries, unless specifically indicated otherwise. You are invited to attend the Annual Meeting, and we request that you vote on the proposals described in this proxy statement as recommended by the Board of Directors. You do not need to attend the meeting to vote your shares. If you have received a printed copy of these materials by mail, you may complete, sign and return your proxy card, or submit your proxy vote by telephone or over the Internet. If you did not receive a printed copy of these materials by mail and are accessing them via the Internet, you may follow the instructions under the heading, “Questions and Answers About the Annual Meeting and Voting” beginning on page 63 of this proxy statement to submit your proxy vote via the Internet or by telephone. Also, other information about voting is provided under the heading, “Questions and Answers About the Annual Meeting and Voting.”

Voting can be completed in one of four ways:

returning the proxy card by mail	online at www.proxyvote.com

through the telephone at 1-800-690-6903	or attending the meeting to vote IN PERSON

United States Steel Corporation - 2015 Proxy Statement |	1

PROXY SUMMARY

This proxy summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider and you should read the entire proxy statement before voting. For more information regarding the Corporation’s 2014 performance, please see the Compensation Discussion and Analysis section of this proxy statement and the Corporation’s Annual Report on Form 10-K for the year-ended December 31, 2014.

OVERVIEW of Voting Matters
Stockholders are being asked to vote on the following matters at the 2015 Annual Meeting of Stockholders:
Board Recommendation
ITEM 1. Election of Directors (page 6)
The Board believes that the combination of the various qualifications, skills and experiences of the director nominees would continue to contribute to an effective and well-functioning Board and that, individually and as a whole, the director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Corporation’s management.	FOR each Director Nominee

ITEM 2. Advisory Vote to Approve Compensation of Certain Executive Officers (page 23)
The Corporation seeks a non-binding advisory vote from its stockholders to approve the compensation of the executive officers listed in the compensation tables of this proxy statement. The Board values the opinions of stockholders and the Compensation & Organization Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.	FOR
ITEM 3. Re-Approval of the Corporation’s Annual Incentive Compensation Plan (page 59)

The Board recommends the re-approval of the Annual Incentive Compensation Plan (the “Incentive Plan”). We are requesting re-approval by stockholders of the material terms of the performance goals of the Incentive Plan so that compensation payable under the Incentive Plan to certain executive officers remains tax deductible under Section 162(m) of the Internal Revenue Code.

FOR

ITEM 4. Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Auditors (page 62)
The Audit Committee has appointed PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm of the Corporation for the 2015 fiscal year. The Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm is in the best interests of the Corporation and its stockholders. Stockholders are being asked to ratify the Audit Committee’s selection of the Corporation’s independent auditors.	FOR

CORPORATE GOVERNANCE (PAGE 13)

The Corporation is committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens Board and management accountability, and helps build public trust in the Corporation. Our governance highlights include:

•	Annual Election of each Director by 2017
•	14 Directors (12 Independent)
•	Independent Audit, Compensation & Organization and Corporate Governance & Public Policy Committees
•	Regular Executive Sessions of Independent Directors
•	Risk Oversight by Full Board and Committees
•	Annual Board and Committee Self-Evaluations
•	Long-standing Commitment toward Sustainability
•	Executive Compensation Driven by Pay For Performance Philosophy

•	Stock Ownership Guidelines for Executives
•	Best in Class Commitment Regarding Compliance
•	Each standing Board committee has a written charter approved by the Board
•	Annual Stockholder Outreach and Engagement
•	A robust Code of Ethical Business Conduct that is based on the Corporation’s Gary Principles which comprised the first code of business ethics to be adopted by a U. S. corporation
•	Our Board and its committees, at their sole discretion, may hire independent advisers, including counsel, at the Corporation’s expense

2 |	United States Steel Corporation - 2015 Proxy Statement

PROXY SUMMARY

Key Features of Our Executive Compensation Program

The Compensation & Organization Committee (the “Committee”), which consists solely of independent directors, has implemented the following best practices with respect to executive compensation:
What We Do
The Committee considers the results of the most recent say-on-pay advisory vote by stockholders and has implemented proactive communications with stockholders in order to gain input and feedback when making executive compensation decisions;
The Committee reserves time at each meeting to convene an executive session (without management);
The Committee has engaged its own independent compensation consultant, and annually assesses the consultant’s performance and independence;
The Committee, with the full Board, engages in formal goal setting and performance evaluation processes with the Chief Executive Officer;
The Committee has established formal selection criteria for its peer group and annually reviews the composition of the peer group;
The Committee annually reviews tally sheets analyzing executive compensation, wealth accumulation and potential amounts to be paid upon various termination scenarios;
The Committee annually reviews the risks associated with our compensation programs and mitigates the risks by:

•  paying the majority of our executives’ compensation in equity;

•  implementing rigorous executive stock ownership requirements;

•  utilizing multiple performance measures that focus on company-wide metrics; and

•  placing a cap on potential incentive payments;

Our Long-Term Incentive Compensation Plan requires a “double trigger” in order for any unvested awards to vest following a change in control, so termination of the executive’s employment is a condition to accelerated vesting; and
Our Recoupment Policy applies to executive officers and provides for the recoupment of incentive awards under certain conditions in the event the Corporation’s financial statements are restated.

What We Don’t Do
Our Anti-Hedging and Pledging Policy prohibits all employees and directors from engaging in any transaction that is designed to hedge or offset any decrease in our stock price and, subject to certain conditions, prohibits executive officers and directors from pledging our stock as collateral for a loan or holding shares in a margin account;
We do not pay tax gross-ups to any employee for any payments relating to a change in control; and
We do not reprice options.

YEAR 2014 IN REVIEW
Fiscal year 2014 was the first full year of a multi-year transformational journey for U. S. Steel. The transformation is designed and is being implemented by a new leadership team led by Mr. Longhi, our President and Chief Executive Officer. We have titled the transformation “The Carnegie Way,” to draw inspiration from and build a strong link to the unique culture and history of U. S. Steel, the iconic American corporation.

Our vision to strengthen our stature as the “Iconic Corporation” and a leading business in the United States consists of two phases. In Phase 1, we are focused on “earning the right to grow,” which means generating positive economic profit through the business cycle. In Phase 2, we will focus on driving profitable growth.

United States Steel Corporation - 2015 Proxy Statement |	3

PROXY SUMMARY

The Carnegie Way transformation is comprehensive and sweeping in its scope. We have defined and launched implementation of a new business strategy that focuses on creating greater customer intimacy, operational excellence (including safety, reliability, quality, lead times and cost) and increasing investment in research and development.

The Carnegie Way is delivering results faster than expected. 2014 was a year of very strong financial performance for the Corporation as demonstrated by the following highlights:
2014 Highlights
Across a range of metrics, it was U. S. Steel’s best financial performance since 2008, including $1.5 billion of cash flow from operations;
Over $1.0 billion in Income From Operations for reportable segments and other businesses, the best year since 2008, when North American hot-rolled coil prices were significantly higher;
Return on Capital Employed (ROCE) improved to 12.6% from 2% in 2013;
$575 million of The Carnegie Way benefits realized in 2014;
Strong liquidity at $3.1 billion; and
Strong balance sheet, with net debt reduced by $1.2 billion and pension and other post-employment benefit deficits reduced by $1.0 billion.
As shown in the table below, the 2014 financial results are a significant improvement over the Corporation’s performance in 2013.

In addition, our stock price reached a high in 2014 of $46.55, an increase of approximately 58% from our year-end 2013 stock price of $29.50. However, by the end of 2014, our stock price had declined, despite no publicly released performance update, resulting in a negative total shareholder return (TSR) for 2014. We believe the decline in our stock price was primarily due to investor expectations shaped by a volatile global market, including lower oil prices, lower steel prices and the impact of the stronger U.S. dollar and the effect of global overcapacity on imports and our operations.

While our stock price was impacted by these external factors, we are creating a lower cost and more flexible business model that is intended to produce more consistent earnings across the business cycles. The stock has still shown positive returns over the past 18 months, despite spot hot-rolled coil prices being over $100/ton lower than they were in September 2013. These returns indicate the market continues to recognize some of the progress we have made to date.

4 |	United States Steel Corporation - 2015 Proxy Statement

PROXY SUMMARY

STOCKHOLDER ENGAGEMENT AND SAY-ON-PAY
Since 2012, we have extended invitations to our major stockholders to discuss our executive compensation program and plan to continue this dialogue in the future.
In 2013, some stockholders indicated that they would like to see (i) a larger percentage of our equity grants in our Iong-term incentive plan be performance-based and (ii) the inclusion of two performance measures in the plan. Accordingly, the Committee revised the plan for 2014 to increase the performance awards from 40% to 60% of the total awards and, for the performance awards, added ROCE as a second performance measure to the existing relative TSR measure. The performance awards were divided equally between: (1) awards dependent upon our TSR compared to the TSR of the companies in our peer group, and (2) awards dependent upon our weighted average ROCE over the three year performance period. The 2014 changes to the plan are shown in the tables below:

LONG-TERM INCENTIVE PLAN CHANGES
Equity Vehicle	2013 Weighting	2014 Weighting
Performance Awards	40%	60%
Stock Options	30%	20%
Restricted Stock Units	30%	20%
PERFORMANCE AWARDS CHANGES
Year	Metric	Weighting	Threshold	Target	Maximum
2013	Relative TSR	100%	30th percentile	60th percentile	90th percentile
2014	Relative TSR	50%	30th percentile	60th percentile	90th percentile
	ROCE	50%	50% of Target	100% of Target	150% of Target

The Committee believes that these changes address the views expressed by our stockholders and support management’s efforts to transform the Corporation and return it to sustainable profitability.

Prior to our 2014 Annual Meeting, we contacted 18 of our largest stockholders representing over 40% of our outstanding shares and held telephonic meetings with stockholders representing ownership of approximately 26% of our outstanding stock to discuss our executive compensation program. All of the stockholders we spoke with provided positive feedback on the changes made for 2014. At our 2014 Annual Meeting, 78.5% of the votes cast were “For” our advisory vote on executive compensation (i.e., “say-on-pay” vote), up from 64.7% in 2013.

In advance of our 2015 Annual Meeting, we contacted 16 of our largest stockholders representing over 50% of our outstanding shares and held telephonic meetings with stockholders representing ownership of approximately 30% of our outstanding stock. None of the stockholders suggested any specific changes to our executive compensation program for 2015. Despite the increase in stockholder support for our executive compensation program, the Committee elected to modify the compensation program for 2015 to further align pay with performance. Specifically, the 2015 Annual Incentive Compensation Plan (AICP) was revised to replace shipment tons with net sales as the measure used as the funding trigger threshold. This change is intended to focus the Corporation on value creation rather than volume of tons shipped. If we do not achieve the funding trigger threshold, no payments will be made under the AICP for 2015.

United States Steel Corporation - 2015 Proxy Statement |	5

PROPOSAL 1: ELECTION OF DIRECTORS

U. S. Steel’s classified board structure is currently being phased out over a three-year period, beginning with the 2015 Annual Meeting of Stockholders. At the Annual Meeting, four directors are up for election. Two of these directors were previously Class II directors and two joined the Board on January 1, 2015. Mr. Thomas W. LaSorda has informed the Board that he will not stand for re-election at the Annual Meeting due to personal reasons. Each nominee will be elected to serve until our next annual meeting of stockholders. All of the nominees are presently members of the Board of Directors. The Board is recommending that all four nominees be elected.

Except in the case of contested elections, each director is elected if a majority of the votes are cast for that director’s election. The term “a majority of the votes cast” means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” the director’s election, with abstentions and broker non-votes not counted as votes cast either “for” or “against” the director’s election. A “contested election” is one in which the number of nominees exceeds the number of directors to be elected at the meeting.

If a nominee who is currently serving as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board until the director’s successor is duly elected and qualified or until the director’s earlier resignation or removal. Under our by-laws, in order for any incumbent director to become a nominee for election by the stockholders as a director, that director must tender an irrevocable offer to resign from the Board of Directors, contingent upon acceptance of such offer of resignation by the Board of Directors, if the director fails to receive a majority of the votes cast in an election that is not a contested election. If an incumbent director fails to receive a majority of the votes cast in an election that is not a contested election, the Corporate Governance & Public Policy Committee, or such other independent committee designated by the Board of Directors, must make a recommendation to the Board of Directors as to whether to accept or reject the offer of resignation of the incumbent director, or to take other action.

The Board of Directors must act on the offer of resignation, taking into account the committee’s recommendation, within 90 days following certification of the election results. Each of the Corporate Governance & Public Policy Committee, in making its recommendation, and the Board of Directors, in making its decision, may consider such factors and other information as it may consider appropriate and relevant to the circumstances.

A brief statement about the background and qualifications of each nominee and each continuing director is provided on the following pages. No director has a familial relationship to any other director, nominee for director or executive officer. The independence of Board members and other information related to the Board of Directors is described under the heading, “Corporate Governance” in this proxy statement.

If any nominee for whom you have voted becomes unable to serve, your proxy may be voted for another person designated by the Board.

The Board recommends a vote “FOR” the election of each nominee.

6 |	United States Steel Corporation - 2015 Proxy Statement

Election of Directors

The Board of Directors recommends a vote “FOR” the election of each of the following four 2015 Director Nominees:

PATRICIA DIAZ DENNIS
AGE: 68
OCCUPATION: Retired Senior Vice President and Assistant General Counsel, AT&T
DIRECTOR SINCE: 2015
BOARD COMMITTEES: Corporate Governance & Public Policy and Compensation & Organization
OTHER BOARDS: Massachusetts Mutual Life Insurance Company and Entravision Communication Corporation

Patricia Diaz Dennis graduated from the University of California Los Angeles and received her law degree from the Loyola Law School of Loyola Marymount University. Ms. Dennis has held three Senate-confirmed federal government appointments. Former President Ronald Reagan named her to the National Labor Relations Board in 1983 and appointed her as a commissioner of the Federal Communications Commission three years later. After becoming partner and head of the communications department of Jones, Day, Reavis & Pogue, Ms. Dennis returned to public service in 1992 when former President George H. W. Bush appointed her Assistant Secretary of State for Human Rights and Humanitarian Affairs. Ms. Dennis served in a variety of executive positions with SBC Communications, Inc., which later became AT&T, including General Counsel and Secretary of SBC West from May 2002 until August 2004 and Senior Vice President and Assistant General Counsel of AT&T from 2004 to 2008. Ms. Dennis currently serves on the boards of Massachusetts Mutual Life Insurance Company and Entravision Communication Corporation. She also is a trustee of the NHP Foundation and a member of the Advisory Board for LBJ Family Wealth Advisors.

Particular experience, attributes or skills that qualify candidate for Board membership: Ms. Dennis’ legal expertise and federal government public service contributes to her skills in the areas of risk management, compliance, internal controls, and legislative and administrative issues. Additionally, her National Labor Relations Board experience will bring significant union relations insight and expertise to the Board. These factors, along with her long record of demonstrated executive leadership and integrity, indicate that Ms. Dennis would provide valued insight and perspective to Board deliberations and in the oversight of the Corporation’s operations. Ms. Dennis’ experience on the board of directors of a large insurance firm also demonstrates her knowledge of complex financial and operational issues. Ms. Dennis was appointed to three federal government positions, which provides her with unique insight with respect to regulatory and public policy matters, both of which strengthen the board’s collective knowledge, capabilities and experience.

MARIO LONGHI
AGE: 60 OCCUPATION: President and Chief Executive Officer, United States Steel Corporation DIRECTOR SINCE: 2013

Mario Longhi received a bachelor’s degree in metallurgical engineering from the Institute Mauáde Tecnologica in São Paulo, Brazil in 1977. He joined Alcoa, Inc. in 1982 where he served until 2005 in a variety of senior management positions. He was President of Gerdau Ameristeel Corporation from 2005 to 2006 and President and Chief Executive Officer from 2006 to 2011. Mr. Longhi was elected Executive Vice President and Chief Operating Officer of United States Steel Corporation in July 2012; President and Chief Operating Officer in June 2013; and President & Chief Executive Officer and a Director in September 2013.

Particular experience, attributes or skills that qualify candidate for Board membership: As the President and Chief Executive Officer, Mr. Longhi is responsible for all of the business and corporate affairs of U. S. Steel. His diverse experience and deep knowledge of the steel industry is crucial to the Corporation’s strategic planning and operational success. As the only employee-director on the Board, Mr. Longhi is able to provide the Board with an “insider’s view” of what is happening in all facets of the Corporation. He shares not only his vision for the Corporation, but also his hands-on experience as a result of his daily management of the Corporation and constant communication with employees at all levels. His insider’s perspective provides the Board with invaluable information necessary to direct the business and affairs of the Corporation.

United States Steel Corporation - 2015 Proxy Statement |	7

Election of Directors

2015 Director Nominees - continued

ROBERT J. STEVENS
AGE: 63
OCCUPATION: Retired Chairman of the Board, President and CEO, Lockheed Martin Corporation
DIRECTOR SINCE: 2015
OTHER BOARDS: Monsanto Company

Robert J. Stevens is a summa cum laude graduate of Slippery Rock University, from which he received the Distinguished Alumni Award. He earned a master’s degree in engineering and management from the Polytechnic University of New York and, with a Fairchild Fellowship, earned a master’s degree in business from Columbia University. He is a graduate of the Department of Defense Systems Management College Program Management course and also served in the United States Marine Corps.

Mr. Stevens is the former Chairman, President and Chief Executive Officer of Lockheed Martin Corporation. He was elected Chairman in April 2005 and served as Executive Chairman from January through December 2013. He also served as Lockheed Martin’s Chief Executive Officer from August 2004 through December 2012. Previously, he held a variety of increasingly responsible executive positions with Lockheed Martin, including President and Chief Operating Officer, Chief Financial Officer, and head of Strategic Planning. Mr. Stevens is a member of the board of directors of the Congressional Medal of Honor Foundation, the Marine Corps Scholarship Foundation and the Atlantic Council, and is a member of the Council on Foreign Relations. He is a Fellow of the American Astronautical Society, the American Institute of Aeronautics and Astronautics (AIAA), the Royal Aeronautical Society, and the International Academy of Astronautics. He serves on President Obama’s Advisory Committee for Trade Policy Negotiations and is Chairman of the Director of National Intelligence Senior Advisory Group.

Particular experience, attributes or skills that qualify candidate for Board membership: Mr. Stevens has valuable experience in managing the issues that face a publicly held company as a result of his service as Chairman, President and Chief Executive Officer of Lockheed Martin. Mr. Stevens has significant experience in program management, finance, manufacturing, and operations. Mr. Stevens’ experience as Chief Executive Officer of a Fortune 100 company demonstrates his leadership capability, general business acumen and knowledge of complex financial and operational issues that large public companies face.

DAVID S. SUTHERLAND (CHAIRMAN)
AGE: 65
OCCUPATION: Retired President and Chief Executive Officer, IPSCO, Inc.
DIRECTOR SINCE: 2008
OTHER BOARDS: GATX Corporation and Imperial Oil, Ltd

David S. Sutherland earned a Bachelor of Commerce degree from the University of Saskatchewan and a Master of Business Administration from the University of Pittsburgh’s Katz Graduate School of Business. Mr. Sutherland retired as President and Chief Executive Officer of the former IPSCO, Inc., a leading North American steel producer, in July 2007 after spending thirty years with the company and more than five as President and Chief Executive Officer. Mr. Sutherland became the non-executive Chairman of the Board of U. S. Steel on January 1, 2014. Mr. Sutherland is a director of GATX Corporation and Imperial Oil, Ltd. Mr. Sutherland is a former chairman of the American Iron and Steel Institute and served as a member of the board of directors of IPSCO, Inc., ZCL Composites Inc., the Steel Manufacturers Association, the International Iron and Steel Institute, the Canadian Steel Producers Association and the National Association of Manufacturers.

Particular experience, attributes or skills that qualify candidate for Board membership: By virtue of his diverse background and experience, Mr. Sutherland has an extraordinarily broad and deep knowledge of the steel industry. As a former Chief Executive Officer, Mr. Sutherland understands the issues facing executive management of a major corporation. His prior experiences enable him to provide the Board with valuable insights on a broad range of business, social and governance issues that are relevant to large corporations.

8 |	United States Steel Corporation - 2015 Proxy Statement

Election of Directors

The following current Directors will stand for election in 2016:

DAN O. DINGES
AGE: 61
OCCUPATION: Chairman, President and Chief Executive Officer, Cabot Oil & Gas Corporation
DIRECTOR SINCE: 2010
BOARD COMMITTEES: Audit and Compensation & Organization
OTHER BOARDS: Spitzer Industries, Inc.

Dan O. Dinges graduated from the University of Texas with a Bachelor of Business Administration degree in Petroleum Land Management. Mr. Dinges began his career with Mobil Oil Corporation in 1978. From 1981 to 2001, Mr. Dinges worked in a variety of management positions with Samedan Oil Corporation, a subsidiary of Noble Affiliates, Inc. (now Noble Energy Inc.). In September 2001, Mr. Dinges joined Cabot Oil & Gas Corporation as its President and Chief Operating Officer, and assumed his current position as Chairman, President and Chief Executive Officer in May 2002. Mr. Dinges serves on the board of directors of Spitzer Industries, Inc., America’s Natural Gas Alliance, the American Exploration & Production Council, the Foundation for Energy Education, Houston Medical Hospital Research Institute, Boy Scouts of America, and Palmer Drug Abuse Program. Mr. Dinges previously served on the board of directors of Lone Star Technologies, Inc. Mr. Dinges is also a member of the All-American Wildcatters Association.

Particular experience, attributes or skills that qualify candidate for Board membership: Mr. Dinges has substantive experience in managing and overseeing strategic and operational matters as a result of his service as Chairman, President and Chief Executive Officer of Cabot Oil & Gas Corporation. Mr. Dinges also possesses knowledge of and insight into the steel industry through his prior service as a director of Lone Star Technologies, Inc. In addition, he provides the Board with an insightful perspective regarding the energy industry, an important supplier to, and customer of, the Corporation. Mr. Dinges’ experience as Chairman, President and Chief Executive Officer of Cabot Oil & Gas Corporation demonstrates his leadership capability and general business acumen.

JOHN G. DROSDICK
AGE: 71
OCCUPATION: Retired Chairman, Chief Executive Officer and President, Sunoco, Inc.
DIRECTOR SINCE: 2003
BOARD COMMITTEES: Compensation & Organization (Chair)
OTHER BOARDS: Triumph Group, Inc.

John G. Drosdick graduated from Villanova University with a Bachelor of Science degree in chemical engineering and received a master’s degree in chemical engineering from the University of Massachusetts. From 1968 to 1983, Mr. Drosdick worked in a wide variety of management positions with Exxon Corporation. He was named President of Tosco Corporation in 1987 and President of Ultramar Corporation in 1992. In 1996, Mr. Drosdick became President and Chief Operating Officer of Sunoco and was elected Chairman and Chief Executive Officer in May 2000. He retired from his positions as Chief Executive Officer and President of Sunoco effective as of August 8, 2008 and as Chairman of Sunoco effective as of December 31, 2008. Mr. Drosdick is Chairman of the Board of Trustees of the PNC Funds and PNC Advantage Funds and a director of Triumph Group, Inc. Mr. Drosdick previously served on the board of directors of H.J. Heinz Co., Lincoln National Corporation and Sunoco Logistic, Inc.

Particular experience, attributes or skills that qualify candidate for Board membership: Mr. Drosdick has valuable experience in managing the many complex issues large public companies face. In addition, he provides the Board with knowledge and insight regarding the energy industry, an important supplier to, and customer of, the Corporation. He also has experience in the chemicals and coke industries. Mr. Drosdick has valuable experience in managing critical operational, financial and strategic matters as a result of his service as Chairman and Chief Executive Officer of Sunoco, Inc.

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Election of Directors

The following current Director will stand for election in 2016:

JOHN J. ENGEL
AGE: 53
OCCUPATION: Chairman, President and Chief Executive Officer, WESCO International, Inc.
DIRECTOR SINCE: 2011
BOARD COMMITTEE: Audit (Chair)

John J. Engel graduated from Villanova University in 1984 with a Bachelor of Science degree in Mechanical Engineering. He received his Master of Business Administration from the University of Rochester in 1991. Mr. Engel began his career with General Electric Company where he held various engineering, manufacturing and general management positions from 1985 to 1994. From 1994 to 1999, Mr. Engel served as Vice President and General Manager of Allied Signal, Inc.; from 1999 to 2002, as Executive Vice President and Senior Vice President of Perkin Elmer, Inc.; and from 2003 to 2004, as Senior Vice President and General Manager of Gateway, Inc. Mr. Engel joined WESCO International, Inc. in 2004 and served as Senior Vice President and Chief Operating Officer from 2004 to 2009. He became a Director in October 2008 and served as President, Chief Executive Officer and Director from 2009 until 2011. He assumed his current position of Chairman, President and Chief Executive Officer in May 2011.

Particular experience, attributes or skills that qualify candidate for Board membership: As a result of his service as Chairman, President and Chief Executive Officer of WESCO International, Inc. and working in a diverse range of industries, Mr. Engel has skills and valuable experience managing the significant operational and financial issues that the Corporation is likely to face. Further, Mr. Engel’s demonstrated business acumen, strategic planning and risk oversight experience makes him a valued member of our Board.

10 |	United States Steel Corporation - 2015 Proxy Statement

Election of Directors

The following current Directors will stand for election in 2017:

MURRY S. GERBER
AGE: 62
OCCUPATION: Retired Chairman and Chief Executive Officer, EQT Corporation
DIRECTOR SINCE: 2012
BOARD COMMITTEES: Corporate Governance & Public Policy; Compensation & Organization
OTHER BOARDS: BlackRock, Inc. and Halliburton Company

Murry S. Gerber received a Bachelor’s degree in geology from Augustana College and a Master’s degree in geology from the University of Illinois. From 1979 to 1998, Mr. Gerber served in a series of technical and management positions with Shell Oil Company, including Chief Executive Officer of Coral Energy, L.P. (now Shell Trading North America) from 1995 to 1998. Mr. Gerber served as Chief Executive Officer and President of EQT Corporation from June 1998 through February 2007; Chairman and Chief Executive Officer from May 2000 through April 2010; and Executive Chairman from April 2010 until May 2011. Mr. Gerber is also a member of the boards of directors of BlackRock, Inc. and Halliburton Company.

Particular experience, attributes or skills that qualify candidate for Board membership: Mr. Gerber has valuable experience in overseeing various managerial, financial and operational issues that face a publicly held company as a result of his service as Chairman and Chief Executive Officer of EQT Corporation. Mr. Gerber also provides the Board with knowledge and insight regarding the energy industry, an important supplier to, and customer of, the Corporation. Mr. Gerber’s experience on the board of directors of publicly held companies demonstrates his knowledge of complex strategic financial and operations matters.

GLENDA G. McNEAL
AGE: 54
OCCUPATION: Executive Vice President and General Manager - Global Client Group Merchant Services, American Express Company
DIRECTOR SINCE: 2007
BOARD COMMITTEE: Audit
OTHER BOARDS: RLJ Lodging Trust

Glenda G. McNeal received a Bachelor of Arts degree in Accounting from Dillard University and a Master of Business Administration in Finance from the Wharton School of the University of Pennsylvania. Ms. McNeal began her career with Arthur Andersen, LLP in 1982, and was employed by Salomon Brothers, Inc. from 1987 to 1989. In 1989, Ms. McNeal joined American Express Company and since that time has served in a series of increasingly responsible positions for that company. She assumed her current position in 2011. Ms. McNeal is a director of RLJ Lodging Trust and the UNCF.

Particular experience, attributes or skills that qualify candidate for Board membership: Ms. McNeal has significant and valuable experience in business development, customer relationship management, and financial matters as a result of her current position as a senior executive at American Express Company, along with her prior positions with Arthur Andersen, LLP and Salomon Brothers, Inc. In addition, she provides the Board with knowledge and insight regarding the financial services industry and financial markets. Ms. McNeal’s considerable senior executive level experience in business and management provides her with an insightful perspective on strategic planning, risk oversight and operational matters that is valuable to our Board.

United States Steel Corporation - 2015 Proxy Statement |	11

Election of Directors

The following current Director will stand for election in 2017:

PATRICIA A. TRACEY
AGE: 64
OCCUPATION: Vice President, Homeland Security and Defense Services, HP Enterprise Services
DIRECTOR SINCE: 2007
BOARD COMMITTEE: Corporate Governance & Public Policy and Compensation & Organization

Vice Admiral Tracey holds a Bachelor of Arts degree in Mathematics from the College of New Rochelle and a Master of Science in Operations Research and Systems Analysis from the Naval Postgraduate School. From 1970 to 2004, Vice Admiral Tracey served in increasingly responsible operational and staff positions with the United States Navy, including Chief of Naval Education and Training from 1996 to 1998; Deputy Assistant Secretary of Defense (Military Personnel Policy) from 1998 to 2001; and Director, Navy Headquarters Staff from 2001 to 2004. Vice Admiral Tracey served as a consultant on decision governance processes to the United States Navy from 2004 to 2005 and to the Department of Defense from 2005 to 2006. She took a position as a Client Industry Executive for business development and performance improvement with Electronic Data System Corporation in 2006. Hewlett Packard Co. acquired Electronic Data Systems Corporation in August 2008. Vice Admiral Tracey assumed her current position as Vice President, Homeland Security and Defense Services with HP Enterprise Services in September 2012.

Particular experience, attributes or skills that qualify candidate for Board membership: As a result of her military service, Vice Admiral Tracey has valuable experience in governmental affairs, human resources, organizational and workforce development, occupational safety and environment compliance, and governance. She also provides the Board with knowledge and insight regarding information technology and information security. Vice Admiral Tracey also brings experience in planning large-scale transformation, and in executing multi-year turnaround.

12 |	United States Steel Corporation - 2015 Proxy Statement

Corporate Governance

CORPORATE GOVERNANCE

Corporate governance is a continuing focus at U. S. Steel, embraced by the Board of Directors, management, and all employees. The Corporation has a long and rich tradition relating to corporate governance and public company disclosure. For example, U. S. Steel was the first publicly traded company in United States history to hold an annual meeting of stockholders and to publish an annual report.

In this section, we describe some of our key governance policies and practices.

GOVERNANCE PRACTICES

U. S. Steel is committed to maintaining the highest standards of corporate governance, which we believe is essential for sustained success and long-term stockholder value. In light of this goal, the Board oversees, counsels and directs management in the long-term interests of the Corporation, its stockholders and its customers. The Board’s responsibilities include, but are not limited to:

•	overseeing the management of our business and the assessment of our business risks;
•	overseeing the processes for maintaining our integrity with regard to our financial statements and other public disclosures, and compliance with laws and ethics;
•	reviewing and approving our major financial objectives and strategic and operating plans; and
•	overseeing our talent management and succession planning for the CEO and other executives.

The Board discharges its responsibilities through regularly scheduled meetings as well as through telephonic meetings, action by written consent and other communications with management as appropriate. U. S. Steel expects directors to attend all meetings of the Board and the Board committees upon which they serve, and all annual meetings of the Corporation’s stockholders. All of the then serving directors, except Ms. McNeal and Mr. Lee attended the 2014 Annual Meeting of Stockholders.

During the fiscal year ended December 31, 2014, the Board held seven meetings. The Board has three standing committees: 1) the Compensation & Organization Committee; 2) the Audit Committee; and 3) the Corporate Governance & Public Policy Committee. Each of these committees is described in more detail later in this proxy statement. During 2014, the Audit Committee held five meetings; the Corporate Governance & Public Policy Committee held four meetings; and the Compensation & Organization Committee held nine meetings.

The Board also has an Executive Committee consisting of Messrs. Sutherland and Longhi. The role of the Executive Committee is to act on, and report to the Board on, significant matters that may arise between Board meetings. The Executive Committee took action periodically during 2014 and regularly reported its actions to the Board.

The Board has long adhered to governance principles designed to assure excellence in the execution of its duties and regularly reviews the Corporation’s governance policies and practices. These principles are outlined in our Corporate Governance Principles, which in conjunction with our certificate of incorporation, by-laws, Board committee charters and related policies, form the framework for the effective governance of the Corporation.

The full text of the Corporate Governance Principles, the charters for each of the Board committees, and the Corporation’s Code of Ethical Business Conduct are available on the Corporation’s website, www.ussteel.com, under “Corporate Governance.” These materials are also available in print to any person, without charge, upon written request to:

Corporate Secretary
United States Steel Corporation
600 Grant Street, Suite 1500
Pittsburgh, PA 15219

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Corporate Governance

BOARD LEADERSHIP STRUCTURE

The Board regularly considers the appropriate leadership structure for the Corporation. It has concluded that the Corporation and its stockholders are best served by the Board retaining discretion to determine whether the same individual should serve as both Chief Executive Officer and Chairman of the Board, or whether the Chairman of the Board should be an independent director. The Board believes that it is important to retain the flexibility to make this determination at any given point in time based on what it believes will provide the best leadership structure for the Corporation, taking into account the needs of the Corporation at that time. Due to the high level of transition in the Corporation’s executive leadership and the dynamic business environment in 2013 and 2014, the Board chose to implement a non-executive, independent Chairman role in January 2014 to allow the Chief Executive Officer to strategically focus on the associated business challenges that year.

If the Chairman of the Board is not independent, the independent directors annually elect from among themselves a Lead Director. The duties of the Lead Director are as follows:

•	chair executive sessions of the non-employee directors;
•	serve as a liaison between the Chief Executive Officer and the independent directors;
•	approve Board meeting agendas and, in consultation with the Chief Executive Officer and the independent directors, approve Board meeting schedules to ensure there is sufficient time for discussion of all agenda items;
•	approve the type of information to be provided to directors for Board meetings;
•	be available for consultation and direct communication with the Corporation’s stockholders;
•	call meetings of the independent directors when necessary and appropriate; and
•	perform such other duties as the Board may from time to time designate.

If the Chairman of the Board is independent, the Chairman’s duties also include the duties of the Lead Director.

BOARD’S ROLE IN RISK OVERSIGHT

Pursuant to its charter, the Audit Committee of the Board of Directors is responsible for reviewing and discussing the Corporation’s policies with respect to the assessment of risks and risk management, including the following:

•	the guidelines and policies that govern the process by which the assessment and management of the Corporation’s exposure to risk are handled by senior management; and
•	the Corporation’s major risk exposures and the steps management has taken to monitor and control such exposures.

The Corporation’s Internal Audit group provides regular reports to the Audit Committee on the results of various internal audit projects and provides recommendations for the enhancement of operational functions in order to reduce certain risks. Although the Audit Committee has primary responsibility for overseeing risk management, each of our other Board committees also considers the risks within their specific areas of responsibility. For example, the charter of the Compensation & Organization Committee gives it responsibility for assessing whether the Corporation’s compensation and organization policies and practices for executives and non-executives are reasonably likely to create a risk that could have a material adverse effect on the Corporation. Pursuant to its charter, the Corporate Governance & Public Policy Committee considers the risks associated with legislative, regulatory and public policy issues affecting the Corporation’s businesses and operations. Each committee periodically reports to the full Board of Directors on their respective activities, including, when appropriate, those activities related to risk assessment and risk management oversight.

The Board, as a whole, also considers risk assessment and risk management. For example, the Board annually reviews the Corporation’s strategic plan which includes a review of risks related to: safety, environmental, operating and competitive matters; political and regulatory issues; employee and labor issues; and financial results and projections. Management regularly provides updates to the Board related to legal and compliance risks and cyber-security matters.

The Senior Vice President-Finance & Chief Risk Officer of the Corporation reports to the Executive Vice President and Chief Financial Officer and is responsible for the Corporation’s financial and business risk management, including the assessment, analysis and monitoring of business risk and opportunities and the identification of strategies for managing risk. The Chief Risk Officer provides regular reports to the Audit Committee and Board of Directors on these matters.

The Corporation believes that its leadership structure, as described above, supports the Board’s role in risk oversight.

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Corporate Governance

Independence

The following non-employee directors are independent within the definitions of independence of both the New York Stock Exchange (“NYSE”) listing standards and the Securities and Exchange Commission (the “SEC”) standards for Audit Committee members: Patricia Diaz Dennis, Dan O. Dinges, John G. Drosdick, John J. Engel, Richard A. Gephardt, Murry S. Gerber, Thomas W. LaSorda, Charles R. Lee, Glenda G. McNeal, Seth E. Schofield, David S. Sutherland and Patricia A. Tracey. The Corporation has incorporated the NYSE and SEC independence standards into its own categorical standards for independence. Robert J. Stevens is not deemed to be independent under the rules of the NYSE because our current Executive Vice President and Chief Financial Officer was on the compensation committee of Lockheed Martin while Mr. Stevens was an executive officer there. Mr. Stevens will be deemed to be independent under these rules in 2017. The Board believes that Mr. Stevens has sufficient independence to perform his fiduciary responsibilities as a Board member and that his business acumen, strategic planning and risk oversight experience, in addition to his other skills and attributes, make him a valued member of the Board. Mr. Stevens does not sit on any of the committees of the Board, but is invited to attend all such committee meetings. The Board has affirmatively determined that none of the directors or nominees for director, other than Mr. Longhi, has a material relationship with the Corporation. The Board made such determination based on all relevant facts and circumstances, including the categorical standards for independence adopted by the Board.

In making its determination of director independence, the Board of Directors considered the fact that U. S. Steel purchased certain goods and services from WESCO International, Inc. (WESCO) in 2014. Mr. Engel is the Chairman, President and Chief Executive Officer of WESCO. The Board determined that Mr. Engel did not have a direct or indirect material interest in these transactions and that the transactions were undertaken in the ordinary course of business. In addition, the value of materials purchased by U. S. Steel was less than 2% of WESCO’s annual gross revenues. As a result, the Board concluded that these transactions would not affect Mr. Engel’s independence.

The Board also determined that: (i) no member of the Compensation & Organization Committee has a relationship to the Corporation which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, and (ii) each member of the Compensation & Organization Committee therefore satisfies the independence requirements of NYSE listing standards.

Board Committees

Under our by-laws and the general corporation law of the State of Delaware, U. S. Steel’s state of incorporation, the business and affairs of U. S. Steel are managed under the direction of the Board of Directors. The non-employee directors hold regularly scheduled executive sessions without management. The directors spend considerable time preparing for Board and committee meetings. During 2014, all of the directors attended in excess of 75 percent of the meetings of the Board and the committees on which they served, except Ms. Glenda McNeal. In 2014, Ms. McNeal attended 50% of the total number of meetings of the Board and the committees on which she served.

The Board has three principal committees, each of which is comprised exclusively of independent directors: (i) the Audit

Committee; (ii) the Compensation & Organization Committee; and (iii) the Corporate Governance and Public Policy Committee.

Each of these committees has a written charter adopted by the Board, which are available on the Corporation’s website (www.ussteel.com). Each committee may hire outside advisers, including counsel, at the Corporation’s expense. The Board also has an Executive Committee consisting of Messrs. Sutherland and Longhi. The Executive Committee acts on, and reports to the Board on, significant matters that may arise between Board meetings.

United States Steel Corporation - 2015 Proxy Statement |	15

Corporate Governance

The table below shows the current committee memberships of non-employee directors:

Director	Audit Committee		Compensation & Organization Committee		Corporate Governance & Public Policy Committee
Patricia Diaz Dennis			X		X
Dan O. Dinges	X		X
John G. Drosdick			X	*
John J. Engel	X	*
Richard A. Gephardt					X	*
Murry S. Gerber			X		X
Thomas W. LaSorda	X				X
Charles R. Lee	X		X
Glenda G. McNeal	X				X
Seth E. Schofield	X
David S. Sutherland**
Robert J. Stevens***
Patricia A. Tracey			X		X

*Chairman

**As Chairman of the Board, Mr. Sutherland is a non-voting, ex-officio member of each Committee.

*** Mr. Stevens is not a member of any standing committee. All members of standing committees must be “independent” as defined by NYSE listing rules. Mr. Stevens is not deemed to be independent under these rules because our Executive Vice President and Chief Financial Officer served on the compensation committee of Lockheed Martin while Mr. Stevens was an executive there. Mr. Stevens will deemed to be independent under these rules in January 2017.

Audit Committee

Pursuant to its charter, the Audit Committee’s duties and responsibilities include:

•	reviewing and discussing with management and the independent registered public accounting firm matters related to the annual audited financial statements, quarterly financial statements, earnings press releases and the accounting principles and policies applied;
•	reviewing and discussing with management and the independent registered public accounting firm matters related to the Corporation’s internal controls over financial reporting;
•	reviewing the responsibilities, staffing and performance of the Corporation’s internal audit function;
•	reviewing issues that arise with respect to the Corporation’s compliance with legal or regulatory requirements and corporate policies dealing with business conduct;
•	being directly responsible for the appointment (subject to stockholder ratification), compensation, retention, and oversight of the work of the Corporation’s independent registered public accounting firm, while possessing the sole authority to approve all audit engagement fees and terms as well as all non-audit engagements with such firm; and
•	discussing policies with respect to risk assessment and risk management.

The charter requires the Audit Committee to perform an annual self-evaluation, review its charter each year and meet at least five times each year.

The charter also requires that the Audit Committee be comprised of at least three directors, each of whom is independent and financially literate, and at least one of whom must have accounting or related financial management expertise. Under the charter, no director who serves on the audit committees of more than two other public companies may serve on the Audit Committee, unless the Board determines that such simultaneous service will not impair the ability of such director to effectively serve on the Audit Committee. The Board has determined that John J. Engel, the Committee’s chairman, Dan O. Dinges, Thomas W. LaSorda, and Charles R. Lee meet the SEC’s definition of Audit Committee financial expert.

Compensation & Organization Committee

Pursuant to its charter, the Compensation & Organization Committee’s duties and responsibilities include:

•	determining and approving, with the Board, the CEO’s compensation level based on the evaluation of the CEO’s performance;
•	approving the compensation of the other executive officers of the Corporation;
•	reviewing the Corporation’s executive management succession plans annually with the Board;
•	administering the plans and programs under which short-term and long-term incentives are awarded to executive officers and approving such awards;

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Corporate Governance

•	assessing whether the Corporation’s compensation and organization policies and practices are reasonably likely to create a risk that could have a material adverse effect on the Corporation;
•	considering the most recent stockholder advisory vote on executive compensation in connection with determining executive compensation policies and decisions;
•	reviewing with management and recommending to the Board the Compensation Discussion and Analysis section of the proxy statement and producing the committee report for inclusion in the proxy statement; and
•	adopting and amending certain employee benefit plans and designating participants therein.

The Compensation & Organization Committee may, in its sole discretion, retain or obtain the advice of any compensation consultant, independent legal counsel, or other adviser to assist the committee in fulfilling its duties and responsibilities. The committee is directly responsible for the appointment, compensation (which shall be paid by the Corporation), and oversight of any such adviser. Before selecting an adviser, the committee must take into consideration all factors relevant to such adviser’s independence, including without limitation the factors set forth in the NYSE listing standards.

The Compensation & Organization Committee’s charter requires the committee to perform a self-evaluation and charter review annually. The charter also requires that the committee be comprised of at least three directors, each of whom is independent.

The committee’s processes for determining the amounts of compensation to pay the Corporation’s executives are as follows (additional detail regarding these processes can be found in the “Compensation Discussion and Analysis” section of this proxy statement):

•	The charter requires the committee to meet at least five times each year. Committee agendas are established in consultation among management, the Committee chair and the Committee’s independent compensation consultant. The committee meets in executive session without management for at least a portion of each regular meeting.
•	The committee has retained Pay Governance LLC as its independent consultant to assist the committee in evaluating executive compensation programs and in setting executive officers’ compensation. The use of an independent consultant provides additional assurance that the Corporation’s executive compensation programs are reasonable and consistent with the Corporation’s objectives. The consultant reports directly to the committee and does not perform services for management without the express approval of the committee (there were no services performed for management in 2014). The consultant regularly participates in committee meetings, including executive sessions, and advises the committee with respect to compensation trends and best practices, plan design, and the reasonableness of individual compensation awards. The committee has concluded that there was no conflict of interest with Pay Governance during 2014. In reaching this conclusion, the committee considered the factors set forth in the rules of the SEC and the NYSE regarding compensation consultant independence.
•	With respect to the CEO’s compensation, the committee makes its determinations based upon its evaluation of the CEO’s performance and with input from its consultant. Each year, the committee reviews the CEO’s goals and objectives, and the evaluation of the CEO’s performance with respect to the prior year’s approved CEO goals and objectives, with the Board of Directors. The CEO does not participate in the presentations to, or discussions with, the committee in connection with the setting of his compensation.

For 2014, the committee considered reports and analysis that it had requested of management and its independent consultant concerning risks associated with the Corporation’s compensation and organization policies and practices. The committee concluded that the Corporation’s compensation policies and practices for executives and non-executives are not reasonably likely to create a risk that could have a material adverse effect on the Corporation.

Corporate Governance & Public Policy Committee

The Corporate Governance & Public Policy Committee serves as the Corporation’s governance and nominating committee. Pursuant to its charter, the duties and responsibilities of this committee include:

•	identifying and evaluating nominees for director and selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders;
•	making recommendations to the Board concerning the appropriate size and composition of the Board and its committees;
•	making recommendations to the Board concerning the compensation of non-employee directors;
•	recommending to the Board a set of corporate governance principles applicable to the Corporation, reviewing such principles annually and recommending appropriate changes to the Board;
•	reviewing relationships with, and communications to and from, the investment community, including the Corporation’s stockholders;
•	reviewing matters and discussing risk relating to legislative, regulatory and public policy issues affecting the Corporation’s businesses and operations;
United States Steel Corporation - 2015 Proxy Statement |	17

Corporate Governance

•	reviewing and approving codes of conduct applicable to employees and principal operating units; and
•	assessing and making recommendations concerning overall corporate governance to the extent specific matters are not the assigned responsibility of other board committees.

The committee establishes criteria for selecting new directors, which include: (a) independence, as defined by applicable law, stock exchange listing standards and the categorical standards listed in the Corporation’s corporate governance principles; (b) business or professional experience; (c) integrity and judgment; (d) records of public service; (e) ability to devote sufficient time to the affairs of the Corporation; (f) the diversity of backgrounds and experience a candidate will bring to the Board; and (g) the needs of the Corporation from time to time. The committee’s charter provides that all directors should be individuals of substantial accomplishment with demonstrated leadership capabilities and that they should represent all stockholders and not any special interest group or constituency.

In evaluating diversity, the committee considers not only racial and gender diversity, but also the need for a Board that represents diverse experience at policy making levels in business, government and education and in industries that are relevant to the Corporation’s business operations. The director selection criteria described above, including diversity, are evaluated by the committee each time a new candidate is considered for Board membership. In addition, at the end of each year, the Board of Directors conducts a thorough self-evaluation. This evaluation includes an assessment of whether the Board (i) has the appropriate mix of skills, experience and other characteristics, and (ii) is made up of a sufficiently diverse group of people (for example, in terms of background, experience, gender, race and veteran status).

The committee will evaluate candidates for the Board of Directors recommended by stockholders using the same criteria that are described above. Stockholders wishing to recommend a candidate may submit a recommendation to the Secretary of the Corporation. That submission should include (i) the candidate’s name, address, occupation and share ownership; (ii) any other biographical information that will enable the committee to evaluate the candidate in light of the foregoing criteria; and (iii) information concerning any relationship between the candidate and the stockholder making the recommendation.

The Corporation has an agreement with the United Steelworkers (the “USW”) that permits the USW to recommend two individuals for consideration for Board membership. The agreement recognizes that every director has a fiduciary duty to the Corporation and all of its stockholders, and that each individual recommended by the USW must meet the criteria described above.

The committee’s charter gives the committee the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms.

Under the charter, the committee must: (i) be comprised of at least three directors, each of whom is independent, (ii) perform a self-evaluation and charter review annually; and (iii) meet at least four times each year.

Director Retirement Policy

Our by-laws require any non-employee director to retire at the first annual meeting of stockholders after he or she reaches the age of 74, even if his or her term has not expired; however, the Board can grant exceptions to this policy on a case-by-case basis. The Board previously granted such exceptions for Mr. Lee and Mr. Schofield, both of whom are 75. Mr. Lee and Mr. Schofield will retire at the 2015 Annual Meeting of Stockholders. Because of the extensive changes that took place to the Corporation’s senior management during 2013 (including a new Chief Executive Officer, Chief Financial Officer, Chief Information Officer and Chief Procurement Officer), the Board concluded that it was important to retain the services of these two experienced directors for one additional year.

Each employee director must retire from the Board when he or she ceases to be an executive officer of the Corporation, except that the Chief Executive Officer may remain on the Board after retirement as an employee, at the Board’s request, through the last day of the month in which he or she turns 70.

Our by-laws also provide that directors who undergo a significant change in their business or professional careers should volunteer to resign from the Board.

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Corporate Governance

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The Board has adopted stock ownership requirements for executive officers. These requirements are described under the caption “A Culture of Ownership” in the Compensation Discussion and Analysis section of this proxy statement.

Non-employee directors are required to hold equity interests in the Corporation in the form of stock-based deferred compensation. This requirement is a part of our Corporate Governance Principles. Each non-employee director is required to defer at least 50% of his or her annual retainer as stock-based compensation under the Deferred Compensation Program for Non-Employee Directors. Amounts deferred are credited to the director’s deferred stock account in the form of Common Stock Units. No amounts are paid to the director from the deferred stock account until the director leaves the Board, at which time he or she receives actual shares of common stock corresponding to the number of Common Stock Units in his or her account. The Board and management believe that such deferral, by continually building each director’s equity interest in the Corporation, provides a meaningful continued interest in the Corporation that is tied to the stockholders’ interest because the stock issued upon a director’s departure from the Board reflects all changes in the market value of U. S. Steel common stock from the date of deferral. Each non-employee director is in compliance with the requirement described in this paragraph.

The following table sets forth the number of shares of U. S. Steel common stock beneficially owned as of February 27, 2015 by each director and director nominee, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group. No director or executive officer beneficially owned, as of the applicable date, any equity securities of U. S. Steel other than those shown.

Name	Shares Beneficially Owned*
George F. Babcoke (1)(3)	96,962
David B. Burritt (1)(3)	133,671
Patricia Diaz Dennis (2)(3)	6,092
Dan O. Dinges (2)(3)	23,843
John G. Drosdick (2)(3)	33,697
John J. Engel (2)(3)	20,347
Suzanne R. Folsom (1)(3)	9,009
Richard A. Gephardt (2)(3)	28,315
Murry S. Gerber (2)(3)	139,895
Thomas W. LaSorda (2)(3)	18,848
Charles R. Lee (2)(3)	41,123
Mario Longhi (1)(3)	171,549
Douglas R. Matthews (1)(3)	79,760
Glenda G. McNeal (2)(3)	24,485
Seth E. Schofield (2)(3)	35,458
Robert J. Stevens (2)(3)	10,183
David S. Sutherland (2)(3)	48,447
Patricia A. Tracey (2)(3)	24,110
All Directors and Executive Officers as a group (25 persons) (1)(2)(3)	1,169,307

*	Does not include fractional shares.
(1)	Includes shares which may be acquired upon exercise of outstanding options which are or will become exercisable within 60 days of February 27, 2015 in the following amounts: Mr. Babcoke: 68,147; Mr. Burritt: 50,936; Ms. Folsom: 6,666; Mr. Longhi: 112,829; Mr. Matthews: 54,890; and all executive officers as a group: 433,896.
(2)	Includes those Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board in the following amounts: Ms. Diaz Dennis: 4,092; Mr. Dinges: 21,843; Mr. Drosdick: 32,562; Mr. Engel: 18,347; Mr. Gephardt: 27,000; Mr. Gerber: 13,495; Mr. LaSorda: 10,848; Mr. Lee: 40,787; Ms. McNeal: 22,452; Mr. Schofield: 35,086; Mr. Stevens: 8,183; Mr. Sutherland: 46,388; Vice Admiral Tracey: 22,452; and all directors as a group: 303,535.
(3)	The total number of shares beneficially owned by each director and executive officer constitutes less than one percent of the outstanding shares of common stock of U. S. Steel. The total number of shares beneficially owned by all directors and executive officers as a group constitutes 0.80% of the outstanding shares of common stock of U. S. Steel.

United States Steel Corporation - 2015 Proxy Statement |	19

Corporate Governance

COMMUNICATIONS FROM STOCKHOLDERS AND INTERESTED PARTIES

Stockholders and interested parties may send communications through the Secretary of the Corporation to the: (1) Board, (2) Committee Chairmen, (3) Chairman of the Board or the Lead Director, or (4) outside directors as a group. The Secretary will collect, organize and forward to the directors all communications that are appropriate for consideration by the directors. Examples of communications that would not be considered appropriate for consideration by the directors include solicitations for products or services, employment matters, and matters not relevant to stockholders, to the functioning of the Board, or to the affairs of the Corporation. The Secretary of the Corporation may be contacted at: Corporate Secretary, United States Steel Corporation, 600 Grant Street, Suite 1500, Pittsburgh, PA 15219.

POLICY WITH RESPECT TO RELATED PERSON TRANSACTIONS

The Board of Directors of the Corporation has adopted a written policy that requires certain transactions with related persons to be approved or ratified by its Corporate Governance & Public Policy Committee. For purposes of this policy, related persons include: (i) any person who is, or at any time since the beginning of the Corporation’s last fiscal year was, a director or executive officer of the Corporation or a nominee to become a director of the Corporation; (ii) any person who is the beneficial owner of more than 5 percent of any class of the Corporation’s voting securities; and (iii) any immediate family member of any person described in (i) or (ii). The types of transactions that are subject to this policy are transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in which the Corporation, or any of its subsidiaries, was, is or will be a participant and in which any related person had, has or will have a direct or indirect material interest and the aggregate amount involved will or may be expected to exceed $120,000. The standards applied by the Corporate Governance & Public Policy Committee when reviewing transactions with related persons include: (a) the benefits to the Corporation of the transaction; (b) the terms and conditions of the transaction and whether such terms and conditions are comparable to the terms available to an unrelated third party or to employees generally; and (c) the potential for the transaction to affect the independence or judgment of a director or executive officer of the Corporation. Under the policy, certain transactions are deemed to be automatically pre-approved and do not need to be brought to the Corporate Governance & Public Policy Committee for individual approval. The transactions which are automatically pre-approved include: (i) transactions involving compensation to directors and executive officers of the type that is required to be reported in the Corporation’s proxy statement; (ii) indebtedness for ordinary business travel and expense payments; (iii) transactions with another company at which a related person’s only relationship is as an employee (other than an executive officer), a director or beneficial owner of less than 10 percent of any class of equity securities of that company, provided that the amount involved does not exceed the greater of $1,000,000 or 2 percent of that company’s consolidated gross annual revenues; (iv) transactions where the interest of the related person arises solely from the ownership of a class of equity securities of the Corporation, and all holders of that class of equity securities receive the same benefit on a pro rata basis; (v) transactions where the rates or charges involved are determined by competitive bid; (vi) transactions involving the rendering of services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental regulation; and (vii) transactions involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

There were no transactions that required approval of the Corporate Governance & Public Policy Committee under this policy during 2014.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, our directors and executive officers and persons holding more than ten percent of any class of our equity securities, are required to file with the SEC initial reports of their ownership of our common stock and reports of changes in such ownership. To our knowledge, based on information furnished to us, there were no late filings by any U. S. Steel directors, executive officers or other persons subject to Section 16(a) of the Securities Exchange Act of 1934 required to be disclosed in this proxy statement.

20 |	United States Steel Corporation - 2015 Proxy Statement

Director Compensation

DIRECTOR COMPENSATION

Our by-laws provide that each non-employee director shall be paid compensation as the Board may determine from time to time. Directors who are employees of U. S. Steel receive no compensation for their service on the Board.

The objective of U. S. Steel’s director compensation programs is to enable the Corporation to attract and retain as directors individuals of substantial accomplishment with demonstrated leadership capabilities. In order to align the interests of directors with the interests of stockholders, our non-employee directors participate in the Deferred Compensation Program for Non-Employee Directors and the Non-Employee Director Stock Program, each of which is described below.

Non-employee directors are paid an annual retainer fee of $200,000. Committee Chairs and the Chairman of the Board are paid an additional annual fee of $20,000 and $50,000, respectively.

No meeting fees or committee membership fees are paid.

Under our Deferred Compensation Program for Non-Employee Directors, each non-employee director is required to defer at least 50% of his or her retainer in the form of Common Stock Units and may elect to defer up to 100%. A Common Stock Unit is what is sometimes referred to as “phantom stock” because initially no stock is actually issued. Instead, we keep a book entry account for each director that shows how many Common Stock Units he or she has. When a director leaves the Board, he or she receives actual shares of common stock corresponding to the number of Common Stock Units in his or her account. The ongoing value of each Common Stock Unit equals the market price of the common stock. When dividends are paid on the common stock, we credit each account with equivalent amounts in additional Common Stock Units. If U. S. Steel were to undergo a change in control resulting in the removal of a non-employee director from the Board, that director would receive a cash payment equal to the value of his or her deferred stock account.

Under our Non-Employee Director Stock Program, upon joining our Board, each non-employee director is eligible to receive a grant of up to 1,000 shares of common stock. In order to qualify, each director must first have purchased an equivalent number of shares in the open market during the 60 days following the first date of his or her service on the Board.

The following table sets forth certain information concerning the compensation of directors for 2014:

DIRECTOR COMPENSATION — 2014

Name	Fees Earned or Paid in Cash ($)	Stock Awards(2)(3) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(4) ($)	Total ($)
Patricia Diaz Dennis(1)	$0	$0	$0	$0	$0	$0
Dan O. Dinges	$50,000	$150,000	$0	$0	$0	$200,000
John G. Drosdick	$99,000	$121,000	$0	$0	$0	$220,000
John J. Engel	$100,000	$120,000	$0	$0	$0	$220,000
Richard A. Gephardt	$110,000	$110,000	$0	$0	$0	$220,000
Murry S. Gerber	$100,000	$100,000	$0	$0	$0	$200,000
Thomas W. LaSorda	$100,000	$100,000	$0	$0	$0	$200,000
Charles R. Lee	$100,000	$100,000	$0	$0	$10,000	$210,000
Robert A. McDonald(1)	$75,000	$88,413	$0	$0	$0	$163,413
Glenda G. McNeal	$100,000	$100,000	$0	$0	$4,700	$204,700
Seth E. Schofield	$100,000	$100,000	$0	$0	$10,000	$210,000
Robert J. Stevens(1)	$0	$0	$0	$0	$0	$0
David S. Sutherland	$0	$250,000	$0	$0	$0	$250,000
Patricia A. Tracey	$100,000	$100,000	$0	$0	$0	$200,000

(1)	The Honorable Robert A. McDonald joined the Board of Directors on January 1, 2014 and departed from the Board of Directors effective as of July 20, 2014 in order to accept an appointment by President Barack H. Obama to be the United States Secretary of Veterans Affairs. Ms. Diaz Dennis and Mr. Stevens joined the Board of Directors on January 1, 2015.
(2)	The amount shown represents the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), as described in the Corporation’s financial statements for the year ended December 31, 2014 included in the Corporation’s annual report on Form 10-K for 2014. All of the 2014 stock awards represent Common Stock Units under the Deferred Compensation Program for Non-Employee Directors, except in the case of Mr. McDonald where $58,333 of the amount shown represents Common Stock Units under the Deferred Compensation Program for Non-Employee Directors and $30,080 represents shares awarded under the Non-Employee Director Stock Program.

United States Steel Corporation - 2015 Proxy Statement |	21

Director Compensation

(3)	The aggregate stock awards outstanding at the end of 2014 for each director listed in the table are as follows and represent Common Stock Units under the Deferred Compensation Program for Non-Employee Directors:

Number of
Common
Stock
Units *
Patricia Diaz Dennis	0
Dan O. Dinges	16,234
John G. Drosdick	28,448
John J. Engel	14,234
Richard A. Gephardt	22,886
Murry S. Gerber	9,756
Thomas W. LaSorda	7,109
Charles R. Lee	37,048
Robert A. McDonald	0
Glenda G. McNeal	18,712
Seth E. Schofield	31,346
Robert J. Stevens	0
David S. Sutherland	37,039
Patricia A. Tracey	18,712

*	Fractional units are not included. The amounts shown also include Common Stock Units that are convertible only into cash in the following amounts: 865 for each of Messrs. Drosdick, Lee and Schofield and 685 for The Honorable Robert A. Gephardt. Upon his resignation from the Board of Directors, all remaining Common Stock Units in The Honorable Robert A. McDonald’s account were converted into actual shares of the Corporation’s common stock and distributed to him.

(4)	The amounts shown represent contributions made under the U. S. Steel Matching Gift program. Under this program, United States Steel Foundation, Inc. matches charitable contributions made by directors and employees to eligible organizations, subject to certain limitations and conditions as set forth in the program.

22 |	United States Steel Corporation - 2015 Proxy Statement

Proposal 2: Advisory Vote on Executive Compensation

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Securities Exchange Act of 1934, we are seeking an advisory vote from our stockholders on the following resolution to approve the compensation of the named executive officers (NEOs) listed in the compensation tables of this proxy statement:

RESOLVED, that the stockholders of United States Steel Corporation (the “Corporation”) approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the Corporation’s proxy statement for the 2015 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis, compensation tables and narrative discussions.

We intend to offer this non-binding advisory vote at each of our annual meetings. Although it is not binding, we and the Board welcome our stockholders’ views on our NEOs’ compensation and will carefully consider the outcome of this advisory vote consistent with the best interests of all stockholders.

Board Recommendation: The Board recommends that you vote “FOR” the resolution approving the compensation of our Named Executive Officers.

Advisory Vote Discussion

At the 2014 Annual Meeting of Stockholders, 78.5% of the votes cast were “For” our advisory vote on executive compensation, up from 64.7% in 2013. In anticipation of the vote, we again contacted our largest stockholders (16 of them representing over 50% of our outstanding shares) and had conversations with stockholders representing approximately 30% of our outstanding stock. All of the stockholders provided positive comments on the changes to our executive compensation program. The Compensation & Organization Committee considered this feedback when reviewing the incentive compensation programs for 2014 and 2015.

A substantial portion of the annual and long-term incentive payouts to our NEOs in 2014 required and were based on the achievement of specific performance goals. Notable performance accomplishments in 2014 that were considered in making executive compensation decisions included:

•	We increased our cash flow from operating activities from $414 million to $1.492 billion;
•	We grew our income from operations from $400 million to $1.185 billion; and
•	Our return on capital employed (ROCE) improved to 12.6% from 2% in 2013.

The primary components of our CEO’s compensation in 2014 include:

•	An increase in salary to the median of the peer group;
•	A performance-based and formula-driven annual cash incentive payout; and
•	Long-term incentives with 60% of total grant value consisting of performance share awards that vest subject to three-year performance achievements (based on relative TSR and ROCE), and the balance (40%) divided equally between stock options, that only have value with share price appreciation, and restricted stock units.

We believe that our CEO’s 2014 compensation, and that of our other NEOs, is well aligned with and supported by our outstanding performance in 2014.

In considering this advisory vote, we encourage you to read the Compensation Discussion and Analysis, the compensation tables and the narrative discussion set forth above in this proxy statement for additional details on our executive compensation programs and the 2014 compensation paid to our named executive officers.

COMPENSATION & ORGANIZATION COMMITTEE REPORT

The Compensation & Organization Committee of the Board of Directors of the Corporation has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussion, the Compensation & Organization Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Corporation’s Annual Report on Form 10-K for the year-ended December 31, 2014.

John G. Drosdick, Chairman	Charles R. Lee
Patricia Diaz Dennis	Dan O. Dinges
Murry S. Gerber	Patricia A. Tracey

United States Steel Corporation - 2015 Proxy Statement |	23

Compensation Discussion and Analysis

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

In 2014, our Named Executive Officers (NEOs) were:

Mario Longhi	President & Chief Executive Officer
David B. Burritt	Executive Vice President & Chief Financial Officer
Suzanne R. Folsom	General Counsel, Chief Compliance Officer & Senior Vice President – Government Affairs
George F. Babcoke	Senior Vice President – European Solutions & President – U. S. Steel Kosice
Douglas R. Matthews	Senior Vice President – North American Flat-Rolled Operations

In addition to the typical accounting, finance, tax, internal audit and risk management duties associated with a traditional chief financial officer role, the scope of Mr. Burritt’s duties and responsibilities also include executive leadership of: Strategy & Transformation; Business Intelligence; North American Flat-Rolled Commercial Entities; Procurement & Supply Chain; Information Technology; Investor Relations; Human Resources; and Corporate Communications and Community Affairs.

In addition to the typical legal, governance and risk oversight duties that are usually related to a traditional general counsel role, the scope of Ms. Folsom’s duties and responsibilities also include executive leadership of: Government Affairs; Regulatory & Compliance; Labor Relations; Environmental Affairs; Corporate Security & Fire Protection; Corporate Aircraft; and U. S. Steel’s Real Estate division.

Financial Results for 2014

2014 was the first full year of a multi-year transformational journey for U. S. Steel. The transformation is designed and is being implemented by a new leadership team led by Mr. Longhi, our President and Chief Executive Officer. We have titled the transformation “The Carnegie Way,” to draw inspiration from and build a strong link to the unique culture and history of U. S. Steel, the iconic American corporation.

Our vision to strengthen our stature as the “Iconic Corporation,” and a leading business in the United States consists of two phases. In Phase 1, we are focused on “earning the right to grow,” which means generating positive economic profit through the business cycle. In Phase 2, we will focus on driving profitable growth.

The Carnegie Way transformation is comprehensive and sweeping in its scope. We have defined and launched a new business strategy that focuses on creating greater customer intimacy, operational excellence (including safety, reliability, quality, lead times and cost) and increasing investment in research and development. We are working to benchmark and improve every core business process. The scope includes commercial, supply chain, manufacturing, procurement, innovation, and every aspect of functional support. To support our new strategy, we have realigned the Corporation’s operating structure to get closer to our customers, provide visibility into value creation, and enhance accountability. We are implementing a new measurement methodology that focuses on economic profit based measurements for all leaders. The management team has taken several tough actions necessary to return the

Corporation to profitability including idling facilities, resizing the organization and exiting parts of the business where it is not possible to earn economic profit.

The Carnegie Way transformation has a scope that is several times more expansive and aims to deliver more results faster than other transformations we have benchmarked. Our benchmarks suggest that most corporations typically drive transformation in one or more aspects of the business. For example, they may drive transformations of core functions (e.g., commercial and procurement) or under-performing business units. The Carnegie Way transformation is combining a shift in strategy, a transformation of every core business function (commercial, supply chain, manufacturing, procurement, innovation, and every aspect of functional support), courageous actions to repair underperforming businesses, creation of a new organizational design and a new performance management model, and deployment of a new Enterprise Resource Planning system. Everything will be examined as part of the transformation process. The complexity of architecting and executing the transformation is very high; however, we believe that the results we are seeing are greater than what typical transformations deliver.

All these improvements are being driven by The Carnegie Way Method that builds off of proven Lean Six Sigma leadership methodologies. We are investing in building capabilities at all levels of our organization. In 2014, we implemented several projects that involved thousands of employees at every level in the

24 |	United States Steel Corporation - 2015 Proxy Statement

Compensation Discussion and Analysis

Corporation. The pipeline of future projects is robust and designed to ensure value creation at all points of the business cycle.

The Carnegie Way is delivering results faster than expected.

2014 was a year of very strong financial performance for the Corporation as demonstrated by the following 2014 highlights:

2014 Highlights

Best annual financial performance since 2008 with $1.5 billion of cash flow from operations;

Over $1.0 billion in Income From Operations for reportable segments and other businesses, the best year since 2008, when North American hot-rolled coil prices were significantly higher;

Return on Capital Employed (ROCE), improved to 12.6% from 2% in 2013, delivering economic profit in 2014;

$575 million of The Carnegie Way benefits realized in 2014;

Strong liquidity at $3.1 billion;

Strong balance sheet, with net debt reduced by $1.2 billion and pension and other post-employment benefit deficits reduced by $1.0 billion; and

Across a range of metrics, U. S. Steel’s best financial performance since 2008.

As shown in the table below, the 2014 financial results are a significant improvement over the Corporation’s performance in 2013:

In addition, our stock price reached a high in 2014 of $46.55 during the third quarter, an increase of approximately 58% from our year-end 2013 stock price of $29.50. However, by the end of 2014, our stock price had declined, despite no publicly released performance update, resulting in a negative total shareholder return (TSR) for 2014. We believe the decline in our stock price was primarily due to investor expectations shaped by a volatile global market, including lower oil prices, lower steel prices, the impact of the stronger U.S. dollar and the effect of global overcapacity on imports and our operations.

While our stock price was impacted by these external factors, we are creating a lower cost and more flexible business model that is intended to produce more consistent earnings across the business cycles. The stock has still shown positive returns over the past 18 months, despite spot hot-rolled coil prices being over $100/ton lower than they were in September 2013. These positive returns indicate the market continues to recognize some progress we have made to date.

United States Steel Corporation - 2015 Proxy Statement |	25

Compensation Discussion and Analysis

Aligning Our Executive Compensation Program With Our New Business Strategy

As part of The Carnegie Way, the Corporation created a performance scorecard that establishes goals for four critical drivers of stockholder value creation. We believe the performance scorecard creates a clear “line of sight” with the Corporation’s business transformation priorities and creates accountability at the corporate, business segment and individual levels, while reinforcing the need to operate as a highly principled corporation and upholding our values and code of ethical business conduct. The four value creation drivers are shown in the table below:

PERFORMANCE SCORECARD - VALUE CREATION DRIVERS

Profitability		Customer		Operational Excellence		High Performance Organization
•	Income from Operations	•	Customer Satisfaction	•	Safety	•	Organization Health,
•	Cash Flow		and Loyalty	•	Business Strategy, including:		including:
•	Economic Return on Assets	•	“Right” Market Share		– Sourcing		– Leadership
•	Breakeven Analysis	•	New Products & Service		– Design Engineering		– Capability
•	The Carnegie Way Benefits				– Value Chain Alignment		– Legacy
					– Enterprise Risk		– Teamwork
					– Management	•	The Carnegie Way Method
– Compliance
				•	Finished Inventory

Annual Incentive Compensation Plan (AICP)

For 2014, the Committee revised the Annual Incentive Compensation Plan (AICP) to support management’s business transformation efforts. Cash flow was added as a performance measure to strengthen our balance sheet and improve our liquidity position. Income from operations was added to drive line of sight to our operating performance. The cash flow and income from operations measures directly link our annual incentive program to the performance scorecard and the core value drivers defined in The Carnegie Way transformation. In addition, because the success of The Carnegie Way originates in the many individual objectives assigned to each executive, the Committee formally introduced individual performance as a modifier to hold executives accountable for achieving results.

AICP 2013 Performance Measures		AICP 2014 Performance Measures(1)

Return on Capital Employed(2)	80%	Cash Flow(2)	40%

	+		+

Shipment Tons(2)	20%	Income from Operations(2)	60%

Environmental Emissions Improvement	+/- 5%	Individual Performance	x 50%-130%

Safety	+/- 10%	Safety	+ 5%

(1)	The 2014 performance measures are only applicable if the award pool is funded, which is contingent upon achieving a pre-established goal of shipment tons.
(2)	Weighting at the target performance level.

The following table shows the financial performance measures used in the Corporation’s incentive plans in 2014 and the results for the last three years:

Performance Measure	2014 Performance	2013 Performance	2012 Performance
Cash Flow (millions)(1)	$1,302	$479	$462
Income from Operations (millions)(1)	$1,044	$179	$558
Return on Capital Employed(2)	12.6%	2.0%	6.2%
Total Shareholder Return(2)	-8.8%	24.5%	-9.1%

26 |	United States Steel Corporation - 2015 Proxy Statement

Compensation Discussion and Analysis

(1)	In the Annual Incentive Compensation Plan, the performance measures were cash flow and income from operations with individual performance and safety as modifiers. The measures will not be the same as similarly titled measures included in our annual report on Form 10-K for the year ended December 31, 2014 due to certain adjustments allowed under the Annual Incentive Compensation Plan.

(2)	In the 2014 Long-Term Incentive Plan, the performance awards were allocated equally between relative TSR and ROCE. TSR is determined based on the following formula: closing price on December 31 plus dividends per share for the year, divided by the closing price on December 31 of the prior year, minus 1.

CEO Compensation Decisions Made in 2014

Effective April 1, 2014, Mr. Longhi’s base salary as President and Chief Executive Officer increased from $1,100,000 to $1,215,000, which is the salary midpoint for his position as determined by the Committee’s consultant based on peer group information and other relevant market data. Under the Annual Incentive Compensation Plan (AICP), Mr. Longhi’s target percentage for 2014 was increased by five percentage points to the market median of 145%. Under the Long-Term Incentive Plan, Mr. Longhi’s grant value was increased from $3,992,000, which reflected his role as the Corporation’s Chief Operating Officer for eight months and President and Chief Executive Officer for four months, to $7,535,000, which is the market median of the CEOs of our peer group. The Committee based these decisions on the fact that Mr. Longhi had been a chief executive officer at his former employer and believed him to be fully proficient in his role of leading the Corporation and The Carnegie Way transformation efforts.

As indicated previously, our cash flow, income from operations and return on capital employed significantly improved in 2014. Under the 2014 AICP, the Corporation’s performance exceeded the maximum performance thresholds for cash flow and income from operations, resulting in a payout rate of 175% of the target award prior to any adjustment for individual performance. Based on a comprehensive performance appraisal and the individual performance highlights described later in this Compensation Discussion and Analysis section, the Compensation & Organization Committee determined that Mr. Longhi’s performance as President and Chief Executive Officer in 2014 far exceeded expectations and increased his award under the AICP by 30%. The Corporation did not achieve its safety goal and, therefore, the additional 5% modifier was not earned in 2014. Mr. Longhi’s actual cash AICP award for 2014 was $4,007,981.

Pay for Performance

The 2011 Performance Awards

The three year performance period for the 2011 performance awards ended in May 2014. None of the 2011 performance awards vested because the Corporation’s performance was below the threshold required to earn a payout.

2012 – 2014 Cash and Equity Incentives

The following table illustrates how our performance has affected the payout of our short-term incentives and how the performance of our common stock affects the value of the long-term incentives that would be received by our executives based on our closing stock price of $26.74 on December 31, 2014:

	Annual Incentive (1)	Stock Options		Restricted Stock (3)	Performance Awards (4)
Year	Maximum Award as a % of Target	Exercise Price	Intrinsic Value (2)	Value as a % of Grant Value	Award Payout as a % of Target
2014	175%	$24.285	$2.455	110%	56%
2013	31%	$25.00	$1.74	107%	147%
2012	75%	$22.28	$4.46	120%	0%

(1)	The “Annual Incentive” column indicates the percentage of the Target Award earned under our Annual Incentive Compensation Plan, based upon corporate performance and without consideration of individual performance.

(2)	The “Intrinsic Value” is the amount (if any) by which the market value of our shares underlying an option exceeds the exercise price. If the exercise price exceeds the market price, the stock options have no intrinsic value.

(3)	The “Restricted Stock” column shows the market value on December 31, 2014, of the shares underlying the restricted stock units as a percentage of the market value on the grant date. To the extent that the market value has declined, the dollar amount of the value of the restricted stock units reflected in the Summary Compensation Table will also decline.

(4)	The “Performance Awards” column indicates the percentage of the performance awards that would be paid out based on our TSR as compared to the TSR of the peer group companies and, for 2014, ROCE. The information in the table reflects the assumption that the performance periods for the 2012, 2013 and 2014 performance awards ended on December 31, 2014.

United States Steel Corporation - 2015 Proxy Statement |	27

Compensation Discussion and Analysis

Listening to our Stockholders and Say-on-Pay

Since 2012, we have extended invitations to our major stockholders to discuss our executive compensation program and plan to continue this dialogue in the future.

In 2013, some stockholders indicated that they would like to see (i) a larger percentage of the equity grants in our long-term incentive plan be performance-based and (ii) the inclusion of two performance measures in the plan. In response, the Committee revised the plan for 2014 to increase the performance awards from 40% to 60% of the total award and, for the performance awards, added ROCE as a second performance measure to the existing relative TSR measure. The performance awards were divided equally between: (1) awards dependent upon our TSR compared to the TSR of the companies in our peer group, and (2) awards dependent upon our weighted average ROCE over the three year performance period. The 2014 changes to the plan are shown in the tables below:

LONG-TERM INCENTIVE PLAN CHANGES

Equity Vehicle	2013 Weighting	2014 Weighting
Performance Awards	40%	60%
Stock Options	30%	20%
Restricted Stock Units	30%	20%

PERFORMANCE AWARD CHANGES

Year	Metric	Weighting	Threshold	Target	Maximum
2013	Relative TSR	100%	30th percentile	60th percentile	90th percentile
2014	Relative TSR	50%	30th percentile	60th percentile	90th percentile
	ROCE	50%	50% of Target	100% of Target	150% of Target

The Committee believes that these changes address the views expressed by our stockholders and support management’s efforts to transform the Corporation and return it to sustainable profitability.

Prior to our 2014 annual meeting, we contacted 18 of our largest stockholders representing over 40% of our outstanding shares and held telephonic meetings with stockholders representing ownership of approximately 26% of our outstanding stock to discuss our executive compensation program. All of the stockholders we spoke with provided positive feedback on the changes made for 2014. At our 2014 Annual Meeting, 78.5% of the votes cast were “For” our advisory vote on executive compensation, up from 64.7% in 2013.

Prior to the 2015 Annual Meeting, we contacted 16 of our largest stockholders representing over 50% of our outstanding shares and held telephonic meetings with stockholders representing ownership of approximately 30% of our outstanding stock. None of the stockholders suggested any specific changes to our executive compensation program for 2015. Despite the increase in stockholder support for our executive compensation program, the Committee elected to modify the compensation program for 2015 to further align pay with performance. Specifically, the 2015 AICP was revised to replace shipment tons with net sales as the measure used as the funding trigger threshold. This change is intended to focus the Corporation on value creation rather than volume of tons shipped. If we do not achieve the threshold, no payments will be made under the AICP for 2015.

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Compensation Discussion and Analysis

Executive Compensation Philosophy

Compensation Principles

Our executive compensation program is designed to attract, retain, motivate and reward executives who make significant contributions through the achievement of The Carnegie Way benefits to our multi-year business transformation. The following principles support these objectives and guide the design of our compensation program:

Compensation Principles		Compensation Design
Fair and Competitive	•	Executive compensation is targeted to be competitive with our peer group.
	•	Our compensation programs are focused on objective corporate performance measures and individual performance through the achievement of The Carnegie Way benefits.
Link Pay to Performance	•	Short-term incentives are based on annual financial performance, individual performance, and safety.
	•	Long-term incentives are tied to the Corporation’s stock price, performance, and return on capital employed (ROCE) over several years.
Align Executive and Stockholder	•	Equity incentives comprise a significant portion of an executive’s compensation.
Interests	•	Executives are subject to rigorous stock ownership requirements.
Retain Executives	•	Our annual long-term incentive grants include restricted stock units and performance awards that retain some value in a period of stock market decline.
Cash and Tax-Efficient	•	The greatest portion of an executive’s compensation is in the form of long-term equity incentives, which preserve cash.
	•	Our compensation programs are designed to preserve tax deductions for the Corporation.

Compensation Practices

The Compensation & Organization Committee (the “Committee”) has implemented the following practices with respect to executive compensation:

What we do:

The Committee considers the results of the most recent say-on-pay advisory vote and has implemented proactive communications with stockholders for the purpose of gaining input and feedback when making executive compensation decisions;

The Committee reserves time at each meeting to meet in executive session (without management);

The Committee has engaged its own independent compensation consultant, and annually assesses the consultant’s performance and independence;

The Committee, with the full Board, engages in formal goal setting and performance evaluation processes with the CEO;

The Committee has established formal selection criteria for the peer group and annually reviews the composition of the peer group;

The Committee annually reviews tally sheets analyzing executive compensation, wealth accumulation and potential amounts to be paid upon various termination scenarios;

The Committee annually reviews the risks associated with our compensation programs and mitigates the risks by:

• paying the majority of our executives’ compensation in equity;

• implementing rigorous executive stock ownership requirements;

• utilizing multiple performance measures that focus on company-wide metrics; and

• placing a cap on potential incentive payments;

Our Long-Term Incentive Compensation Plan requires a “double trigger” in order for any unvested awards to vest following a change in control, so termination of the executive’s employment following a change in control is a condition to accelerated vesting; and

Our Recoupment Policy applies to executive officers and provides for the recoupment of incentive awards under certain conditions in the event the Corporation’s financial statements are restated.

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Compensation Discussion and Analysis

What we don’t do:

Our Anti-Hedging and Pledging Policy prohibits all employees and directors from engaging in any transaction that is designed to hedge or offset any decrease in our stock price and, subject to certain conditions, prohibits executive officers and directors from pledging our stock as collateral for a loan or holding shares in a margin account;
We do not pay tax gross-ups for any payments relating to a change in control; and
We do not reprice options.

Our Process for Setting Executive Compensation

Consultant and Management Input

The Committee has retained Pay Governance LLC, an independent consultant, to assist it in evaluating executive compensation and also obtains input from the CEO with regard to compensation for other executives. As part of its annual process of determining executive compensation, the Committee’s consultant prepares competitive assessments by position for each element of compensation and for compensation in the aggregate.

Benchmarking

The Committee uses the below peer group data as a frame of reference to guide NEO compensation decisions, but the

Committee does not set NEO compensation with respect to specific percentiles.

Individual Performance

In determining the CEO’s compensation, the Committee considers, among other things, the CEO’s individual performance in delivering the value creation drivers described in the performance scorecard discussion on page 26. The

CEO’s individual performance objectives are reviewed by the Committee and approved by the Board. A similar evaluation is performed by the CEO with respect to all other executive officers using similar measures and objectives.

Peer Group

The Committee also considers relevant market pay practices in its decision making process. Specifically, a peer group of companies is used to:

•	serve as a market reference when making compensation decisions and designing program features;

•	assess the competitiveness of each element of compensation and compensation in total;

•	serve as the standard for evaluating total shareholder return for long-term incentive purposes; and

•	serve as a reference when analyzing pay-for-performance alignment.

As a secondary source of information, the Committee will from time to time consider broader survey data supplied by the consultant. The Committee annually reviews the composition of the peer group.

The following criteria were developed by the Committee’s consultant to aid in the selection of companies to include in the Corporation’s peer group:

•	large companies primarily from the Materials sector or Industrials sector within the GICS classification codes;

•	companies similar in complexity — specifically, companies that have:

• revenues that range from half to double that of the Corporation;

	•	capital intensive businesses as indicated by lower asset turnover ratios;

	•	market capitalization reasonably aligned with the Corporation; and

	•	employee levels similar to that of the Corporation;

•	acceptable levels of financial and stockholder performance and a higher company stock price volatility (referred to as “Beta”) to align with that of the Corporation; and

•	elimination of companies with unusual compensation practices (e.g., company founders who receive little or no compensation and companies that are subsidiaries of other companies).

The Committee desires to maintain a peer group of 25 to 30 companies where the Corporation resides at approximately the middle of the peer group. Over the past several years, the Committee has attempted to balance company size with market capitalization. Accordingly, it has replaced several of the larger companies in terms of revenue with companies that generally are smaller than the Corporation in terms of revenue and asset size but larger than the Corporation in terms of market capitalization.

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Compensation Discussion and Analysis

The Corporation’s peer group for 2014 is listed below:

AK Steel Holding Corporation	MeadWestvaco Corporation
Alcoa Inc.	Navistar International Corporation
Allegheny Technologies Inc.	Nucor Corporation
Cliffs Natural Resources Inc.	PACCAR Inc.
Cummins Inc.	Parker-Hannifin Corporation
Deere & Company	PPG Industries Inc.
Eastman Chemical Co.	Reliance Steel & Aluminum Co.
Eaton Corporation plc	Terex Corp.
Freeport-McMoRan Copper & Gold Inc.	Textron Inc.
Hess Corporation	The Goodyear Tire & Rubber Company
Illinois Tool Works Inc.	TRW Automotive Holdings Corp.
Ingersoll-Rand Plc	Union Pacific Corporation
International Paper Company	Weyerhaeuser Co.
Johnson Controls Inc.	Whirlpool Corp.
Masco Corporation

The Committee reviewed the peer group for purposes of benchmarking executive compensation in 2014 and removed Timken Co., which was the smallest peer company, because it had announced its intention to separate into two public companies and its steel business was projected to be significantly below the Corporation’s peer group selection criteria.

Compensation Risk

The Committee’s consultant annually performs a risk assessment of our executive compensation program and, based on its most recent review, the consultant has determined that our compensation program contains a variety of features that mitigate unnecessary risk taking, including the following:

•	Compensation Mix: Executive officers receive a mixture of short-term and long-term incentives in addition to base salary. Long-term incentives, which are paid in equity, make up the majority of our executives’ compensation;

•	Capped Awards: Payments under our short-term incentive plan are capped at 233% of target and our performance share awards are capped at 200% of target;

•	Performance Metrics: Different metrics are used in the short-term and long-term incentive programs; and

•	Stock Ownership: Executive officers are required to own a significant amount of common stock determined as a multiple of their salary midpoint.

For these reasons, the Committee concluded that our 2014 compensation programs discourage executives from taking excessive risks and encourage them to act in the best long-term interests of the Corporation’s stockholders.

A Culture of Ownership

We have a comprehensive stock ownership policy designed to align the interests of our executive officers with those of the Corporation’s stockholders. As shown in the table below, our executives are required to accumulate and retain a minimum level of ownership in the Corporation’s common stock based upon the salary midpoint for their position and their salary grade:

Executive	Ownership Requirement(1) (Multiple of Salary Midpoint)
M. Longhi	6x
D. Burritt	3x
S. Folsom	3x
G. Babcoke	3x
D. Matthews	3x
(1)	Unvested restricted stock units count towards the ownership requirement.

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Compensation Discussion and Analysis

Under our stock ownership policy, Mr. Longhi has a stock ownership requirement of six times his salary midpoint. Messrs. Babcoke, Burritt and Matthews and Ms. Folsom each have a stock ownership requirement of three times their salary midpoint.

In 2014, the Committee revised the stock ownership policy to provide that an executive must retain 100% of the after-tax value of stock acquired upon the vesting of restricted stock units and performance awards and 100% (previously 25%) of the after-tax value of shares issued upon the exercise of stock options until the ownership requirement is satisfied. The requirement to retain additional shares after meeting the ownership requirement was eliminated. All of the NEOs are in compliance with the terms of the policy, even though Messrs. Longhi, Babcoke and Matthews and Ms. Folsom are still accumulating shares in order to satisfy the ownership threshold requirement.

Components of Compensation and 2014 Decisions

The types of compensation provided to our executives include: base salary, short-term incentive compensation, long-term incentive compensation, retirement benefits, and other compensation. Each type of compensation is discussed in detail below with the principal elements summarized in the following table:

	Compensation Element	Purpose	Key Characteristics
Fixed Compensation	Base Salary	Attract and retain executives.	Determined with reference to competitive data.

	Long-Term Incentive Plan (LTIP) - Restricted Stock Units	Retention and alignment of executive and stockholder interests.	20% of the LTIP grant. Vests ratably on the first, second, and third anniversaries of the date of grant.

Variable Compensation	Annual Incentive Compensation Plan (AICP)	Pay for Performance. Motivate and reward the achievement of annual business objectives and The Carnegie Way benefits.	Performance measures include: cash flow and income from operations, modified by individual performance and safety performance.

	LTIP – Stock Options	Pay for Performance. Alignment of executive and stockholder interests.	20% of the LTIP grant. Vests ratably on the first, second, and third anniversaries of the date of grant.

	LTIP – Performance Awards	Pay for Performance. Retention and alignment of executive and stockholder interests.	60% of the LTIP grant. Three year performance period. Actual payout earned based on: (1) relative total shareholder return, and (2) weighted average ROCE.

The distribution of compensation among the various compensation elements is based on the Committee’s belief that in order to link pay to performance, most of an executive’s compensation should be paid in the form of performance-based variable compensation with a greater emphasis on variable components for the most senior executives who have greater responsibility for the performance of the business.

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Compensation Discussion and Analysis

The following charts show the principal elements of compensation at target levels:

2014 Target Compensation

All of the principal elements of our compensation program, except for base salary and restricted stock units (which constitute 20% of the long-term incentive awards), are considered variable compensation as amounts actually paid are based upon achievement of performance goals or the performance of our stock. In 2014, variable compensation accounted for approximately 74% of our CEO’s target compensation and, on average, approximately 63% of the target compensation of our other NEOs. Fixed compensation, which consists of base salary and restricted stock units, accounted for approximately 26% of our CEO’s target compensation and, on average, approximately 37% of the target compensation of our other NEOs. Only the base salary and the short-term incentive were paid in cash.

Base Salary and Base Salary Decisions in 2014

The Committee reviews the salaries of our executives on an annual basis, as well as at the time of promotion or other change in responsibilities. Salary adjustments are based on an evaluation of an executive’s performance and level of pay compared with salary levels for comparable executives at the companies in our peer group. In its discretion, the Committee may choose not to approve any annual salary increases or may limit or defer increases in response to financial constraints. Effective April 1, 2014, the Committee increased Mr. Longhi’s base salary as President and Chief Executive Officer from

$1,100,000 to $1,215,000 which is the salary midpoint for his position as determined by the Committee’s consultant based on peer group information and other relevant market data. For the other NEOs, excluding Ms. Folsom who did not receive an increase at that time because she was hired during 2014, the average increase in base salary was approximately 3.67%. Effective November 1, 2014, the Committee approved an increase of 7.5% to Ms. Folsom’s base salary in recognition of the scope of her duties and responsibilities.

Short-Term Incentive Compensation and Decisions in 2014

Our Annual Incentive Compensation Plan (AICP) is a short-term incentive program designed to provide performance-based compensation. Typically, the short-term incentive awards are paid in cash, but the Committee retains discretion to provide the award in cash, stock, or a combination of both. The plan’s objective is to align our executive officers’ compensation with the achievement of annual performance goals that support our business strategy.

The Committee sets performance goals for each performance period based on expected business results for the upcoming year, which are intended to be challenging yet achievable.

The following table shows the maximum award payable under the AICP for 2014 and the actual amount awarded by the Committee after consideration of the executive’s individual performance. Because the safety performance goal was not met, the maximum award does not include the 5% increase for safety performance.

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Compensation Discussion and Analysis

Executive	Target Award as % of Base Salary (1)	Target Award (2)	Total Payout Rate (3)	Maximum Award(4)	Actual Amount Awarded (5)
M. Longhi	145%	$1,761,750	175%	$4,007,981	$4,007,981
D. B. Burritt	95%	$684,950	175%	$1,558,261	$1,558,261
S. R. Folsom	80%	$460,000	175%	$1,046,500	$1,046,500
G. F. Babcoke	70%	$393,400	175%	$894,985	$826,140
D. R. Matthews	80%	$420,000	175%	$955,500	$882,000
(1)	“Base Salary” is the rate of pay determined by annualizing the salary for the last month of the performance period (December 2014).
(2)	The “Target Award” is the amount that would be paid to the executive assuming the Corporation achieves its target performance objectives and before consideration of individual performance and safety.
(3)	The “Total Payout Rate” is determined by the Corporation’s actual performance measured against the 2014 performance metrics and before individual performance is considered.
(4)	The “Maximum Award” is the Target Award times the Total Payout Rate times 130% for maximum individual performance.
(5)	The “Actual Amount Awarded” is the amount awarded by the Committee after consideration of individual performance.

2014 Performance Measures

In 2014, cash flow and income from operations replaced ROCE and shipment tons as the two main performance measures in the AICP. The Committee determined that cash flow and income from operations were the appropriate measures to drive the transformation required to achieve our goal of sustainable profitability. However, shipment tons was used in the AICP as the performance measure for funding the award pool for Section162(m) purposes. No payments could have been made under the AICP if the shipment tons goal was not achieved. Since the shipment tons goal was achieved, the award pool was funded and the maximum payment was determined based on achievement of the performance measures described in the table below. The Committee retains discretion to reduce, or eliminate payment of the awards under the AICP. The Committee has determined that in 2015, shipment tons will be replaced by net sales as the measure used as the funding trigger threshold.

AICP 2014 Performance Measures

Cash Flow(1)	40%
+
Income from Operations(1)	60%

Individual Performance	x 50%-130%

Safety Performance	+ 5%
(1)	Weighting at the target performance level. The payout is 175% of target for performance at the maximum level and 50% of target for performance at the threshold level.

As shown above, the award calculated based on cash flow and income from operations is modified by individual performance. If the Committee determines that an executive’s performance exceeds expectations, his or her award measures may be increased by a maximum of 30%. If the Committee determines that the executive’s performance is below expectations, the award may be reduced by as much as 50%. Safety does not modify the award, but provides an additional 5% of the target award if the safety performance goal is achieved. As a result, the maximum amount payable to an executive in 2014 was approximately 233% of the individual’s target award for maximum performance at the corporate and individual levels.

The performance measures for the 2014 AICP are described below:

•	Shipment Tons – This operational performance measure is intended to encourage business growth and serves as the funding trigger for the 2014 AICP. The Committee uses this measure, rather than a measure based on production to avoid providing incentive to build inventory beyond the level of demand for our products. Shipment tons is defined as the total tons of steel products we ship worldwide during the year. Shipments from facilities that are the subject of dispositions and acquisitions during the current performance period are excluded from this measure;

•	Cash Flow – This financial performance measure is intended to focus the organization on the generation of the cash required to reduce debt and fund investments that will yield profitable returns in the future. Cash flow is defined as earnings before interest, taxes, depreciation, depletion, and amortization (EBITDA) for consolidated worldwide operations, less consolidated worldwide capital spending and net investments in affiliates, plus the change in consolidated worldwide restricted cash. EBITDA for consolidated worldwide operations means income from operations as reported in the consolidated statements of operations of the Corporation, plus or minus the effect of items not allocated to segments

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Compensation Discussion and Analysis

(excluding post-retirement benefit expenses) as disclosed in the notes to the consolidated financial statements, plus depreciation, depletion and amortization as reported in the consolidated statements of cash flows of the Corporation;

•	Income from Operations (IFO) – This financial performance measure is also intended to focus the organization on operating at sustainable, profitable levels. Income from operations is defined to mean income for each business unit (reportable segments and other businesses) and in total shall mean segment income and total income from operations as reported in the notes to the consolidated financial statements of the Corporation. Unless contemplated in the approved performance target, income from operations excludes charges or credits for business dispositions, acquisitions, asset sales, asset impairments, workforce reductions, shutdowns, and amounts not allocated to business segments;

•	Individual Performance – Individual performance can increase a calculated award by up to 30% or reduce it by up to 50%; and

•	Safety Performance – Safety performance is based on the number of incidents related to serious work-related injuries that prevent an employee from returning to work for 31 days, and work-related fatalities, if any. Because safety is our primary core value, it remains a part of the AICP; however, it was modified in 2014 to provide for a smaller potential award of 5% of the target award (rather than +/- 10% in 2013) in recognition that our safety record has been at a world-class level for the last several years.

Environmental emissions was removed as a performance measure for 2014 because we have achieved our environmental improvement goals in prior performance periods by reducing our noncompliant air and water emissions and are at a world-class level. Although it is no longer a performance measure, the Committee may consider environmental performance when exercising its discretion in determining awards under the AICP. We will continue to maintain a comprehensive environmental policy and are committed to reducing our emissions as well as our carbon footprint. Environmental stewardship continues to be a core value of the Corporation.

2014 Individual and Corporate Performance Goals and Results

The target award under the AICP for each NEO is equal to the percentage of base salary assigned to such NEO.

In addition to determining individual targets, the Committee approved IFO goals for each NEO. For the CEO and CFO, the IFO goal is based on total income, which generally measures the operational results of all business segments. For executives assigned to a specific segment, the IFO goal is based on the income goal for that segment. For all other executives, the IFO goal is weighted among the business segments based on the amount of leadership and support provided to each segment. This segment allocation of the IFO goal is intended to create stronger corporate, business segment and individual accountability by tying an executive’s award to the performance of the segments for which he or she is directly responsible.

For 2014, the Committee also established the corporate performance goals for shipment tons, cash flow, IFO, and safety performance. In setting the goals, the Committee considered the Corporation’s performance over the past five years, the business plan for 2014, industry performance, and the Corporation’s business transformation efforts. In general, the maximum performance goals were set at an amount that would require the Corporation to achieve a substantial level of The Carnegie Way benefits and represent a significant improvement over our 2013 performance.

2014 Corporate Performance Targets and Results

($ are in Millions)

Performance Measure	Minimum	Target	Maximum	Actual	Payout Rate(1) Prior to Adjustment for Individual Performance and Safety
Cash Flow	$493	$670	$795	$1,302	175%
Income from Operations
Flat-Rolled	356	468	547	689	175%
Tubular	140	185	216	254	175%
Europe	47	62	72	133	175%
Total Income	$442	$619	$744	$1,044	175%
(1)	The payout rate is 100% at target increasing to 175% of target for performance at the maximum level and decreasing to 50% of target for performance at the minimum threshold level.

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Compensation Discussion and Analysis

In 2014, our funding trigger for the AICP was 16 million shipment tons. We exceeded our goal with a total of 19.8 million shipment tons, which means the award pool was funded. The actual amount paid under the AICP was then determined in accordance with the underlying award formula, which includes cash flow and income from operations as the two primary performance measures. In 2014, cash flow was approximately 194% of target and exceeded the maximum threshold by $507 million. Total income from operations was approximately 169% of target and exceeded the maximum threshold by $300 million. Each segment (Flat-Rolled, Tubular and Europe) exceeded its maximum threshold for IFO. Accordingly, the performance of the Corporation resulted in a total payout rate of 175% of the target award as shown in the table above. The payout rate demonstrates the pay for performance design of our plan.

2014 Individual Performance

•	Mario Longhi – Under Mr. Longhi’s leadership, the Corporation’s Carnegie Way business transformation efforts significantly exceeded the business plan, financial, strategic, and operational goals with $575 million of The Carnegie Way benefits realized in 2014. Through the substantial Carnegie Way benefits that were achieved, the Corporation delivered economic profit in 2014 with ROCE increasing from 2% in 2013 to 12.6% in 2014. His seamless and effective transition of the management structure and commercial entities resulted in significant improvements in financial and operational performance;
•	David B. Burritt – Mr. Burritt effectively aligned and mobilized the Corporation with The Carnegie Way business strategy by creating a stronger balance sheet through significant improvements in liquidity, debt and cash flow, improving operational efficiencies and implementing an effective corporate leadership structure through strategic hires. He proactively implemented the Corporation’s cultural and structural transformation strategy by leading change and taking decisive actions to improve operations and performance;
•	Suzanne R. Folsom – Ms. Folsom successfully developed and implemented best-in-class legal, regulatory, and compliance practices, protocols and controls to guide the Corporation, mitigate risk and drive efficiency and excellence through improved processes and stronger partnerships with business units. She established strategic in-house international trade and public policy capabilities and enhanced the Corporation’s government affairs operations to support and meet global business requirements;
•	George F. Babcoke – Mr. Babcoke produced strong business results with income from operations at over 180% of the 2014 business plan; and
•	Douglas R. Matthews – Mr. Matthews led The Carnegie Way transformation efforts within the North American Flat-Rolled Segment to exceed 2014 business plan value capture by 230%.

Long-Term Incentive Compensation

Historically, equity awards under the long-term incentive program (LTIP) have been allocated among performance awards, stock options, and restricted stock units. The Committee believes these three long-term incentive vehicles best accomplish its objectives of aligning pay with performance and the retention of executives. In 2014, the Committee granted the equity awards set forth in the table below with performance awards granted in February and stock options and restricted stock units granted in May. Beginning in 2015, all grants will be made in February.

				Grant Date
				Fair Value
	Target		Restricted	Of
	Performance	Stock	Stock	Equity
Executive	Awards	Options	Units	Awards
M. Longhi	198,180	151,740	62,050	$7,535,917
D. B. Burritt	65,740	50,340	20,590	$2,500,016
S. R. Folsom	29,360	42,450	17,980	$1,565,779
G. F. Babcoke	21,470	16,410	6,710	$815,825
D. R. Matthews	29,360	22,450	9,180	$1,115,833

Performance Awards (60% of the Total Value of LTIP Award)

Performance awards provide an incentive for executives to earn full-value shares based on our performance over a three-year performance period. The performance awards do not pay dividends or carry voting privileges prior to vesting. For 2014, the three year performance period began on January 1,

2014 and will end on December 31, 2017. The value of the 2014 performance awards was divided equally between: (1) awards dependent upon our TSR compared to the TSR of the companies in our peer group, and (2) awards dependent upon our weighted average ROCE over the three year performance period.

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Compensation Discussion and Analysis

For the TSR performance awards, the payout will be determined based on the rank of our TSR compared to the TSR of the companies in our peer group over the three year performance period. The Committee approved the use of the same peer group noted previously with no modifications for TSR comparison purposes. The standard required to earn a payout is set forth in the table below:

	2014	Award Payout as a %
Level	Relative TSR Ranking	of Target(1)
	< 30th percentile	0%
Threshold	30th percentile	50%
Target	60th percentile	100%
Maximum	90th percentile	200%
(1)	Interpolation is used to determine actual awards between the threshold, target, and maximum levels.

For the ROCE performance awards, the payout will be determined based on our weighted average ROCE over the three year performance period. ROCE will be measured based on our consolidated worldwide income from operations, as adjusted, divided by our consolidated worldwide capital employed, as adjusted, over the three year performance period. The weighted average ROCE will be calculated based on the ROCE achieved in the first, second, and third years of the performance period, weighted at 20%, 30%, and 50% respectively. The ROCE awards will payout at 50% at the threshold level, 100% at the target level, and 200% at the maximum level.

Stock Options (20% of the Total Value of LTIP Award)

The Committee believes that stock options are a good vehicle for delivering performance-based compensation to our executive officers. Stock options are performance-based awards that reward executives for an increase in the Corporation’s stock price over the term of the option. The value of the options is limited to the appreciation of our stock price, if any, above the option’s exercise price after the option becomes exercisable and before it expires. Stock options have a term of ten years and vest ratably on each of the first, second and third anniversaries of the grant date, subject to continued employment on each vesting date. In 2013, the Committee replaced the traditional stock options with “premium priced stock options” with an exercise price of $25.00, which was a 34% premium over the grant date stock price of $18.64. In 2014, the Committee determined that, because of improvements in our stock price at the time of grant, it was appropriate to grant traditional stock options with an exercise price based on the fair market value on the date of grant, which was $24.285.

Restricted Stock Units (20% of the Total Value of LTIP Award)

Restricted stock units are awards that deliver shares of common stock (“full-value shares”) and accumulated dividends upon vesting. Restricted stock units vest ratably on each of the first, second and third anniversaries of the grant date, subject to the executive’s continued employment on each vesting date.

The Committee believes that restricted stock units provide the best retention benefits among our long-term incentives, especially during times of challenging economic and industry conditions. They also enable our executives to build ownership in the Corporation, which addresses a key compensation objective. Additionally, because of the downside risk of owning stock, restricted stock units discourage executives from taking risks that would not be in the best long-term interest of stockholders.

Benefits and Termination Arrangements, Perquisites and Accounting and Tax Considerations

Retirement Benefits

In order to attract and retain talented executive officers, we believe that it is important to provide employees with some level of income replacement during their retirement. Retirement benefits provided to our CEO have been compared to those provided to chief executive officers among our peer group of companies. When expressed as a percent of pre-retirement base salary and short-term incentive awards, our CEO’s retirement benefits were found to be reasonable and within the range of benefits provided to other peer group chief executive officers.

Qualified Plans

The Corporation maintains the two qualified retirement programs shown below (together, the “Qualified Pension Programs”):

•	United States Steel Corporation Plan for Employee Pension Benefits, Revision of 2003 (the “U. S. Steel Pension Plan”); and
•	United States Steel Corporation Savings Fund Plan for Salaried Employees (the “U. S. Steel Savings Plan”).

Participation in the U. S. Steel Pension Plan, which is a defined benefit plan, was frozen on July 1, 2003. Instead of accruing a benefit under the U. S. Steel Pension Plan, eligible employees who were hired, after participation in the U. S. Steel Pension Plan was frozen, receive a non-elective employer contribution to a “Retirement Account” under the U. S. Steel Savings Plan, which is a defined contribution plan. The Retirement Account contributions are in addition to any employer matching contributions made under the U. S. Steel Savings Plan. In 2014, Messrs. Babcoke and Matthews were the only NEOs covered by the U. S. Steel Pension Plan. The other NEOs receive Retirement Account contributions in the U. S. Steel Savings Plan.

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Compensation Discussion and Analysis

Non-Qualified Plans

The Corporation also maintains the following non-qualified pension programs (together, the “Non-Qualified Pension Programs”) that are designed to provide retirement benefits to executives and other high-level employees of the Corporation and its affiliates:

•	United States Steel Corporation Non Tax-Qualified Pension Plan (the “Non Tax-Qualified Pension Plan”);
•	United States Steel Corporation Executive Management Supplemental Pension Program (the “Supplemental Pension Program”);
•	United States Steel Corporation Supplemental Thrift Program (the “Supplemental Thrift Program”);
•	United States Steel Corporation Non Tax-Qualified Retirement Account Program (the “Non Tax-Qualified Retirement Account Program”); and
•	United States Steel Corporation Supplemental Retirement Account Program (the “Supplemental Retirement Account Program”).

In 2014, all of our NEOs participated in the Supplemental Thrift Program. Messrs. Babcoke and Matthews also participated in the Non Tax-Qualified Pension Plan and the Supplemental Pension Program. The other NEOs also participated in the Non Tax-Qualified Retirement Account Program and the Supplemental Retirement Account Program.

The purpose of the Non Tax-Qualified Pension Plan, the Supplemental Thrift Program, and the Non Tax-Qualified Retirement Account Program is to provide benefits that are not permitted to be provided under the Qualified Pension

Programs due to certain limits established under, or that are required by, the Internal Revenue Code (“Code”). The benefit accrual formulas under these Non-Qualified Pension Programs are approximately equal to the formulas under the respective Qualified Pension Programs.

The purpose of the Supplemental Pension Program and the Supplemental Retirement Account Program is to provide pension benefits for executives and certain non-executives based upon compensation paid under our short-term incentive compensation plans, which is excluded under the Qualified Pension Programs. We provide a retirement benefit based on incentive pay to enable our executives (who receive more of their pay in the form of incentive compensation) to receive a comparable retirement benefit.

Benefits under the Supplemental Pension Program and the Supplemental Retirement Account Program are subject to service-based and age-based restrictions. Unless the Corporation consents, benefits under the Supplemental Pension Program are not payable if the executive voluntarily terminates employment (1) prior to age 60 or before completing 15 years of service, or (2) within 36 months of the date coverage under the program commenced. Similarly, unless the Corporation consents, benefits under the Supplemental Retirement Account Program are not payable if the executive voluntarily terminates employment (1) prior to age 55 or before completing 10 years of service (or, if earlier, attaining age 65), or (2) within 36 months of the date coverage under the program commenced. We believe that these restrictions help to support our retention objectives.

For more information on the Non Qualified Pension Programs, see the “Pension Benefits” and “Non-Qualified Deferred Compensation” descriptions later in this proxy statement.

Letter Agreements

Messrs. Longhi and Burritt and Ms. Folsom each have letter agreements with severance provisions and Mr. Babcoke has a letter agreement that addresses his USS/Kobe Steel joint venture pension benefits. For a detailed description, see the discussion under, “Letter Agreement” and “Termination and Change-in-Control Provisions.”

Other Compensation

Change in Control Agreements

We have change in control agreements in place for all of our NEOs and certain other executives. The Committee believes that these arrangements enable our executives to evaluate corporate opportunities that may be favorable for the stockholders without the accompanying concerns about the potential impact on their job security. Payments under these agreements would be triggered only upon the occurrence of both a change in control of the Corporation and a termination of employment. The agreements for Messrs. Longhi and Burritt and Ms. Folsom provide for a payment equivalent to 2.5 salary and bonus upon a change in control and termination. Mr. Babcoke’s agreement provides for a payment equivalent to 3 times his salary and bonus, and Mr. Matthews’ agreement provides for a payment equivalent to 2 times his salary and bonus upon a change in control and termination. We do not provide gross-up payments to cover personal income taxes that may be attributable to payments under these agreements. See “Potential Payments Upon Termination or Change in Control” for additional information regarding the key terms and provisions and the quantification of these benefits.

Perquisites

We provide a limited number of perquisites as a recruiting and retention tool and to ensure the health and safety of our key employees. In general, the perquisites:

•	facilitate the ability of our executives to do their jobs without undue distractions or delays;
•	have clear business-related purposes (e.g., club memberships, which facilitate the entertainment of customers, suppliers and other business associates);
•	ensure accurate personal tax reporting of the financial intricacies of our compensation programs (e.g., financial planning and tax preparation); and

38 |	United States Steel Corporation - 2015 Proxy Statement

Compensation Discussion and Analysis

•	provide a measure of security unavailable elsewhere (e.g., personal use of corporate aircraft and vehicles).

The perquisites we provide include residential and personal security services, but only if the employee is the subject of a credible and specific threat on account of his role with the Corporation. The level of security provided depends upon the nature of the circumstance. In 2014, Messrs. Longhi and Babcoke were the only NEOs who were provided with security services.

The perquisites provided maximize the safe and efficient use of our executives’ time and, by facilitating the development of commercial and other business relationships, provide a significant benefit to the Corporation and its stockholders.

We do not provide gross-up payments to cover personal income taxes that may be attributable to any of the perquisites except for (a) relocation and (b) tax equalization and travel related to expatriate assignments. These gross-ups are also provided to non-executive employees.

Other Benefit Programs

The NEOs participate in many of the benefits provided to non-union employees generally, including vacation and holiday benefits, insurance benefits, disability benefits, and medical and prescription drug programs. Mr. Babcoke has been offered universal life insurance as an alternative to the Corporation’s basic life insurance coverage. We believe these benefits support our overall retention objectives.

Accounting and Tax Considerations

In determining executive compensation, the Committee considers, among other factors, the possible tax consequences to the Corporation. Tax consequences, including but not limited to tax deductibility by the Corporation, are subject to many factors (such as changes in the tax laws and regulations or interpretations thereof) that are beyond the control of the Corporation. In addition, the Committee believes that it is important for it to retain maximum flexibility in designing compensation programs that meet its stated objectives. For these reasons, the

Committee, while considering tax deductibility as one of the factors in determining compensation, does not limit compensation to those levels or types of compensation that will be deductible by the Corporation. For a detailed discussion of the accounting impacts on various elements of long-term incentive compensation, see footnote 13 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on February 24, 2015.

United States Steel Corporation - 2015 Proxy Statement |	39

Compensation Tables

COMPENSATION TABLES

Summary Compensation Table

The following table sets forth certain compensation information for U. S. Steel’s Chief Executive Officer (CEO), Chief Financial Officer (CFO) and the three other most highly compensated executive officers (referred to as “Named Executive Officers” or “NEOs”) who rendered services to U. S. Steel and its subsidiaries during 2014.

Name	Year(1)	Bonus(2) ($)	Salary(3) ($)	Stock Awards(4)(5) ($)	Option Awards(4)(6) ($)	Non-Equity Incentive Plan Compensation(7) ($)	Change in Pension Value & Nonqualified Deferred Compensation Earnings(8) ($)	All Other Compensation(9) ($)	Total ($)
M. Longhi	2014	—	$1,186,250	$6,028,882	$1,507,036	$4,007,981	N/A	$481,364	$13,211,513
President & Chief	2013	—	$933,337	$2,097,684	$1,894,134	$477,400	N/A	$239,101	$5,641,656
Executive Officer	2012	—	$410,000	$1,871,063	$630,456	$307,500	N/A	$118,073	$3,337,092
D. B. Burritt	2014	—	$715,750	$2,000,054	$499,962	$1,558,261	N/A	$137,341	$4,911,368
Executive Vice
President &	2013	—	$233,333	$1,749,993	$1,249,986	$79,567	N/A	$41,305	$3,354,184
Chief Financial Officer
S. R. Folsom	2014	$255,000	$506,775	$1,117,794	$447,985	$1,046,500	N/A	$185,167	$3,559,221
General Counsel, Chief Compliance Officer & Senior Vice President – Government Affairs
G. F. Babcoke	2014	—	$558,053	$652,845	$162,979	$826,140	$2,438,817	$544,889	$5,183,723
Senior Vice President-	2013	—	$542,640	$457,615	$182,585	$144,773	$554,166	$301,612	$2,183,391
European Solutions &
President-USSK
D. R. Matthews	2014	—	$518,750	$892,866	$222,967	$882,000	$1,491,171	$43,745	$4,051,499
Senior Vice President-	2013	—	$477,708	$470,012	$187,598	$128,340	$308,658	$52,136	$1,624,452
North American Flat-
Rolled Operations

(1)	Amounts are not reported for 2013 and 2012 if the executive was not an NEO in those years.
(2)	Bonus includes cash hiring incentive.
(3)	The salary for Ms. Folsom is pro-rated to reflect the amount earned in 2014 based on her date of hire, January 27, 2014.
(4)	Stock and option award grant date values are computed in accordance with Accounting Standard Codification Topic 718 (ASC 718), as described in footnote 13 to the financial statements included in the Corporation’s Annual Report on Form 10-K for the year-ended December 31, 2014 which was filed with the SEC on February 24, 2014. The Stock Awards column includes restricted stock units and performance awards that are reported at the target number of shares and the grant date fair value of such awards includes a factor for the probable performance outcome of the portion of performance awards which are based on TSR, and excludes the effect of estimated forfeitures. The maximum payout for the performance awards is 200% of target. The following table reflects the grant date fair value of these performance awards, as well as the maximum grant date fair value of these performance awards based on the closing price of the Corporation’s stock on the grant date if, due to the Corporation’s performance during the applicable performance period, the performance awards vested at their maximum level:

	Grant Date Fair Value of Performance Awards			Maximum Value of Performance Awards
Name	2012 ($)	2013 ($)	2014 ($)	2012 ($)	2013 ($)	2014 ($)
M. Longhi	$1,040,600	$623,270	$4,522,000	$2,081,200	$1,246,540	$9,044,000
D. B. Burritt	N/A	N/A	$1,500,000	N/A	N/A	$3,000,000
S. R. Folsom	N/A	N/A	$670,000	N/A	N/A	$1,340,000
G. F. Babcoke(a)	—	$250,711	$490,000	—	$501,423	$980,000
D. R. Matthews(a)	—	$257,516	$670,000	—	$515,032	$1,340,000

(a)	Messrs. Babcoke and Matthews were not NEOs in 2012. The grant date fair value of performance awards granted to Messrs. Babcoke and Matthews in 2012 was $496,000 and $318,000, respectively.
(5)	The grant date fair market value used to calculate compensation expense in accordance with ASC 718 for the NEOs is $24.29 for our 2014 restricted stock unit grants, $18.64 per share for our 2013 restricted stock unit grants, and $22.31 for our 2012 restricted stock unit grants. For 2014, performance award grants were granted in two portions, one based on a 3-year weighted average return on capital employed measure, and the second based on a total shareholder return measure. 2012 and 2013 awards are based on total shareholder return. The grant date fair market value used to calculate the 2014 performance awards based on ROCE is $23.71, and for the TSR shares is $21.99; $21.26 per share for our 2013 performance award grants, and $25.36 per share for our 2012 performance award grants. Ms. Folsom also received a hiring grant of equity which consisted of 8,800 restricted stock units and 20,000 stock options. The grant date fair market value used to calculate compensation expense in accordance with ASC 718 for Ms. Folsom’s new hire grant is $25.56 per share for the restricted stock units and $11.25 per share for the stock options. For further detail, see our Annual Report on Form 10-K for the year-ended December 31, 2014, financial statement footnote 13.

40 |	United States Steel Corporation - 2015 Proxy Statement

Compensation Tables

(6)	The grant date fair market value used to calculate compensation expense in accordance with ASC 718, is $9.93 per share for our 2014 stock option grants; $8.50 per share for our 2013 stock option grants, and $11.95 per share for our 2012 stock option grants. For further detail, see our report on Annual Report on Form 10-K for the year-ended December 31, 2014, Financial Statement footnote 13.
(7)	The Non-Equity Incentive Plan Compensation benefits are short-term incentive awards and represent the aggregate amount of incentive awards earned pursuant to the Corporation’s Annual Incentive Compensation Plan (“AICP”).
(8)	These amounts represent the aggregate increase in actuarial value on an accumulated benefit obligation (ABO) basis that accrued to each Named Executive Officer in 2014 under the Corporation’s retirement plans and programs, calculated using the same assumptions used for the Corporation’s annual financial statements and including enhancements to the benefits provided through letter agreements, as disclosed on the 2014 Pension Benefits table, except that retirement age is assumed to be the normal retirement age for the respective plans. Key assumptions, and the present value of the accumulated benefits for each executive reflecting all benefits earned as of December 31, 2014 by the executive under each plan and letter agreement, are shown under the 2014 Pension Benefits table. The values reported in the earnings column of the 2014 Nonqualified Deferred Compensation table are not included here because the earnings are not above-market and are not preferential. These amounts exclude any benefits to be paid from plans of formerly affiliated companies.
(9)	Components of “All Other Compensation” are as follows:

				ALL OTHER COMPENSATION
Name	Year	Life Insurance Premiums(a)		U. S. Steel Savings Plan Contributions(b)	Non Qualified Defined Contribution Plan Accruals(c)	Foreign Service Tax Gross-Ups & Reimbursements(d)		Perquisites(e)	TOTAL
M. Longhi	2014	$	N/A	$36,400	$176,185	$	N/A	$268,779	$481,364
D. B. Burritt	2014	$	N/A	$30,895	$79,652	$	N/A	$26,794	$137,341
S. R. Folsom	2014	$	N/A	$28,371	$41,031	$	N/A	$115,765	$185,167
G. F. Babcoke	2014		$11,662	$15,600	$17,883		$326,432	$173,312	$544,889
D. R. Matthews	2014	$	N/A	$15,600	$15,525	$	N/A	$12,620	$43,745

(a)	Life insurance premiums were paid to provide life insurance protection in excess of $50,000 of basic life insurance available under the Corporation’s insurance program, for Mr. Babcoke. Premiums are calculated based on age and the amount of coverage provided. The program is designed to pay premiums to the insurance company until Mr. Babcoke reaches age 62. Messrs. Longhi, Burritt and Matthews and Ms. Folsom participate in the Corporation’s group term life insurance program which is available to all non-union salaried employees.
(b)	U. S Steel Savings Plan Contributions include: (i) employer matching contributions that were made in the form of the Corporation’s common stock and (ii) other non-elective employer contributions known as Retirement Account contributions that were made to the executive’s account in the U. S Steel Savings Plan (a federal income tax-qualified defined contribution plan also known as a “401(k) plan”) during the most recently completed fiscal year. The U. S Steel Savings Plan is available to all non-represented, domestic employees of U. S. Steel and certain of its subsidiaries and affiliates. The plan is designed to allow employees to supplement their retirement income. Employee contributions are voluntary and may commence the month following the employee’s hire date. The Corporation matches the employee contributions up to certain limits. Eligible employees who are not covered by the U. S Steel Pension Plan automatically receive Retirement Account contributions. Messrs. Longhi and Burritt, and Ms. Folsom are eligible to receive Supplemental Retirement Account contributions.
(c)	The Non Qualified Defined Contribution Plan Accruals include accruals under the following programs:

•	The Supplemental Thrift Program, in which benefits accrue in the form of phantom shares of U. S. Steel common stock equal to the portion of the Corporation’s matching contributions to the U. S. Steel Savings Plan that cannot be provided due to the statutory limits on covered compensation and annual contributions.
•	The Non Tax-Qualified Retirement Account Program, which provides book accruals equal to the amount of Retirement Account contributions that cannot be provided under the U. S Steel Savings Plan due to the statutory limits on covered compensation and annual contributions.
•	The Supplemental Retirement Account Program, which provides book accruals equal to the applicable Retirement Account contribution rate (8.5% for Messrs. Longhi and Burritt and Ms. Folsom) under the U. S Steel Savings Plan multiplied by incentive compensation paid under our short-term incentive compensation programs or similar plans.

Messrs. Longhi and Burritt accrued benefits under each of the above plans. Ms. Folsom accrued benefits under the Supplemental Thrift Program and the Non Tax-Qualified Retirement Account Program, but not under the Supplemental Retirement Account Program. Ms. Folsom will realize accruals in 2015 at the time the 2014 short-term incentive compensation award is paid.
(d)	Foreign service tax gross-ups and reimbursements include reimbursements, tax gross-ups and settlements associated with foreign service. In connection with his foreign service, Mr. Babcoke received net tax reimbursements of $269,325, and tax gross-ups of $57,107.
(e)	Types of perquisites available to the NEOs include personal use of corporate aircraft and automobiles, limited club memberships, financial planning and tax preparation services, company-paid physicals, limited personal use of corporate properties, tickets to entertainment and sporting events, company matching contributions to charities, relocation expenses and residential and personal security services. The amounts disclosed above are calculated using the aggregate incremental costs related to the perquisites received by the NEOs in 2014. The aggregate incremental cost of the personal use of corporate aircraft is calculated using the rate per flight hour for the type of corporate aircraft used. The rates are published twice per year by a nationally recognized and independent service. The calculated incremental costs for personal flights include the costs related to all flight hours flown in connection with the personal use. The Corporation consistently applies allocation methods for flights that are not entirely either business or personal. Not included in All Other Compensation are the values of dividends paid on restricted stock awards because these amounts are considered in determining the grant date fair market value shown under the “Stock Awards” column of the Summary Compensation Table. Mr. Longhi’s 2014 personal aircraft usage totaled $146,610. During 2014, Mr. Longhi received personal security detail in the amount of $96,692. Ms. Folsom received relocation benefits in the amount of $105,765, which includes a gross up amount of $7,500. In connection with his foreign service, Mr. Babcoke received housing benefits, security and automobile transportation benefits and foreign assignment premiums in the amount of $60,562, $33,930 and $27,906 respectively.

United States Steel Corporation - 2015 Proxy Statement |	41

Compensation Tables

Grants of Plan-Based Awards

The following table summarizes the grant of non-equity incentive compensation and equity based incentive compensation to each Named Executive Officer in 2014.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(5)			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise Price of Option	Closing Price on Grant	Grant Date Fair Value of Stock and Option
Name	Plan Name(1)	Grant Date(2)	Threshold(4) ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units(6) (#)	Options(7) (#)	Awards(8) ($/Share)	Date ($/Share)	Awards(9) ($)
Longhi	AICP	1/27/2014	$880,875	$1,761,750	$4,208,380	—	—	—	—	—	—	—	—
	LTIP	2/25/2014	—	—	—	99,090	198,180	396,360	—	—	—	—	$4,521,997
	LTIP	5/27/2014	—	—	—	—	—	—	62,050	151,740	$24.29	$24.28	$3,013,920
Burritt	AICP	1/27/2014	$342,475	$684,950	$1,636,174	—	—	—	—	—	—	—	—
	LTIP	2/25/2014	—	—	—	32,870	65,740	131,480	—	—	—	—	$1,500,026
	LTIP	5/27/2014	—	—	—	—	—	—	20,590	50,340	$24.29	$24.28	$999,990
Folsom	AICP	1/27/2014	$230,000	$460,000	$1,098,825	—	—	—	—	—	—	—	—
	LTIP	1/28/2014	—	—	—	—	—	—	8,800	20,000	$25.56	$25.34	$449,946
	LTIP	2/25/2014	—	—	—	14,680	29,360	58,720	—	—	—	—	$669,930
	LTIP	5/27/2014	—	—	—	—	—	—	9,180	22,450	$24.29	$24.28	$445,903
Babcoke	AICP	1/27/2014	$196,700	$393,400	$939,734	—	—	—	—	—	—	—	—
	LTIP	2/25/2014	—	—	—	10,735	21,470	42,940	—	—	—	—	$489,893
	LTIP	5/27/2014	—	—	—	—	—	—	6,710	16,410	$24.29	$24.28	$325,932
Matthews	AICP	1/27/2014	$210,000	$420,000	$1,003,275	—	—	—	—	—	—	—	—
	LTIP	2/25/2014	—	—	—	14,680	29,360	58,720	—	—	—	—	$669,930
	LTIP	5/27/2014	—	—	—	—	—	—	9,180	22,450	$24.29	$24.28	$445,903

(1)	AICP is the Corporation’s Annual Incentive Compensation Program. LTIP is the Long-Term Incentive Compensation Program under the United States Steel Corporation 2005 Stock Incentive Plan.
(2)	The grant date for the AICP represents the date that the Compensation & Organization Committee established the annual incentive targets for the 2014 performance period.
(3)	Our NEOs received non-equity incentive compensation under the Annual Incentive Compensation Plan. For a discussion of the plan, the 2014 performance targets and the 2014 award amounts, see the “Compensation Discussion and Analysis” section of this proxy statement.
(4)	The calculated threshold is based upon the lowest possible payouts for income from operations (30% of target) and cash flow (20% of target) for a combined threshold of 50%. In addition, if the safety goal is met, 5% will be added to the award payout. Individual performance is also a factor and can range from 0% to 130%.
(5)	Performance award grants were made on February 25, 2014 to all NEOs. For 2014, performance awards represent 60% of the total annual grant value, with half of the award value granted based on the Company’s three-year average return of capital employed (ROCE) as the performance measure, and the other half of the award value based on total shareholder return (“TSR”). Vesting is performance-based and will occur, if at all, following the end of the three-year performance period (the “performance period”) on the date the Committee meets to determine the Corporation’s actual performance for the performance period. The payout is based upon the three-year average ROCE for the period for one portion, and the rank of our total shareholder return compared to the total shareholder returns for the companies in the peer group for the other portion. Performance awards do not pay dividends or carry voting privileges. Executives may receive grants of options and restricted stock units in addition to performance awards under the LTIP. We have not engaged in any repricing or other material modification of any outstanding options or other equity-based award under the plan.
(6)	Restricted stock unit grants were made on May 27, 2014 to all NEOs. The units are time-based awards and vest over a three-year period with one-third of the granted shares vesting on May 27, 2015; an additional one-third of the shares vesting on May 27, 2016; and the remaining one-third of the shares vesting on May 27, 2017, subject in each case to continued employment on the vesting dates. Ms. Folsom received 8,800 restricted stock units as part of her new hire package. These units also vest over a three-year period, with one-third of the granted shares vesting on January 28 in 2015, 2016 and 2017.
(7)	Option grants were made on May 27, 2014 to all NEOs. The option grants are time-based, with a ten-year term and vest over a three-year period with one-third of the granted shares vesting on May 27, 2015; an additional one-third of the shares vesting on May 27, 2016; and the remaining one-third of the shares vesting on May 27, 2017, subject in each case to continued employment on the vesting dates. Ms. Folsom received 20,000 options as part of her new hire package which are subject to the same term and three-year vesting schedule, except the awards will vest on January 28th of each of the respective years.
(8)	Exercise Price of Option Awards represents the fair market value on the date of grant.
(9)	This column represents the full grant date fair market value for the equity incentive awards, stock awards and option awards, calculated in accordance with ASC 718. The restricted stock units accrue dividends at a non-preferential rate ($0.05) per share as of the last announced dividend) that are paid when the underlying restricted stock units vest. The value of these dividends is reflected in the fair market value of the restricted stock unit grant. Restricted stock units carry no voting privileges. For purpose of this calculation, the target number of the ROCE performance awards is based on the fair market value on the date of grant. The target number of TSR performance awards is also based on the fair market value on the date of grant and includes a factor predicting the probable outcome of the performance goal for the grant. The factor for the 2014 performance award grant was 92.76%, determined by a third-party consultant using a binomial calculation. The maximum payout for the performance awards is 200% of target. Accordingly, if maximum share payouts were achieved for such performance awards, the aggregate grant date fair value for such awards would be twice the target amount disclosed in the table related to such performance awards.

42 |	United States Steel Corporation - 2015 Proxy Statement

Compensation Tables

Outstanding Equity Awards At 2014 Fiscal Year-End

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options(1) (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
M. Longhi	7/3/2012	36,333	18,167	$21.630	7/3/2022	18,967	$507,178	—	$—
	5/28/2013	17,816	35,634	$25.000	5/28/2023	18,400	$492,016	43,086	$1,152,120
	9/1/2013	58,680	117,360	$25.000	9/1/2023	35,067	$937,692	—	$—
	2/25/2014	—	—	—	—	—	$—	57,579	$1,539,662
	2/25/2014	—	—	—	—	—	$—	133,504	$3,569,897
	5/27/2014	—	151,740	$24.285	5/27/2024	62,050	$1,659,217	—	$—
D. B. Burritt	9/3/2013	50,936	101,874	$25.000	9/3/2023	73,060	$1,953,624	—	$—
	2/25/2014	—	—	—	—	—	$—	19,102	$510,787
	2/25/2014	—	—	—	—	—	$—	44,282	$1,184,101
	5/27/2014	—	50,340	$24.285	5/27/2024	20,590	$550,577	—	$—
S. R. Folsom	1/27/2014	—	20,000	$25.560	1/27/2024	8,800	$235,312	—	$—
	2/25/2014	—	—	—	—	—	$—	8,529	$228,065
	2/25/2014	—	—	—	—	—	$—	19,782	$528,971
	5/27/2014	—	22,450	$24.285	5/27/2024	9,180	$245,473	—	$—
G. F. Babcoke	5/30/2006	2,100	—	$65.400	5/30/2016	—	$—	—	$—
	5/29/2007	2,667	—	$109.315	5/29/2017	—	$—	—	$—
	5/27/2008	4,910	—	$169.225	5/27/2018	—	$—	—	$—
	5/26/2009	13,447	—	$29.805	5/26/2019	—	$—	—	$—
	5/25/2010	10,970	—	$45.650	5/25/2020	—	$—	—	$—
	5/31/2011	16,130	—	$45.805	5/31/2021	—	$—	—	$—
	5/29/2012	10,760	10,380	$22.305	5/29/2022	5,560	$148,674	28,753	$768,855
	5/28/2013	7,163	14,327	$25.000	5/28/2023	7,400	$197,876	6,602	$176,537
	2/25/2014	—	—	—	—	—	$—	6,238	$166,804
	2/25/2014	—	—	—	—	—	$—	14,462	$386,714
	5/27/2014	—	16,410	$24.285	5/27/2024	6,710	$179,425	—	$—
D.R. Matthews	5/30/2006	1,074	—	$65.400	5/30/2016	—	$—	—	$—
	5/29/2007	1,480	—	$109.315	5/29/2017	—	$—	—	$—
	5/27/2008	1,600	—	$169.225	5/27/2018	—	$—	—	$—
	5/26/2009	11,660	—	$29.805	5/26/2019	—	$—	—	$—
	5/25/2010	7,680	—	$45.650	5/25/2020	—	$—	—	$—
	5/31/2011	10,730	—	$45.805	5/31/2021	—	$—	—	$—
	5/29/2012	13,306	6,654	$22.305	5/29/2022	3,564	$95,301	18,434	$492,925
	5/28/2013	7,360	14,720	$25.000	5/28/2023	7,600	$203,224	6,782	$181,351
	2/25/2014	—	—	—	—	—	$—	8,529	$228,065
	2/25/2014	—	—	—	—	—	$—	19,782	$528,971
	5/27/2014	—	22,450	$24.285	5/27/2024	9,180	$245,473	—	$—

(1)	All options vest in equal increments on the first three anniversaries of the date of grant, subject in each case to employment on the respective vesting dates or to pro rata vesting for retirement during the vesting period.
(2)	All restricted stock units vest in equal increments on the first three anniversaries of the date of grant, subject in each case to employment on the respective vesting dates or to pro rata vesting for retirement during the vesting period; except for the restricted stock unit retention grants (9,250 units and 27,400 units awarded to Messrs. Longhi and Burritt, respectively pursuant to their offer letters), which are conditioned on continued employment with the Corporation and are subject to three-year cliff vesting from the date of grant.
(3)	Value is based on $26.74 per share, which was the closing price of the stock on December 31, 2014.
(4)	Performance awards granted in 2012 and 2013 are based on TSR during a three-year performance period relative to a group of peer companies and continued employment (pro rata vesting on the vesting date applies to retirement during the performance period, assuming the performance goals are accomplished). For 2014, performance awards represent 60% of the total annual grant value, with half of the award value granted based on the Company’s three-year average ROCE as the performance measure, and the other half of the award value based on TSR. Using stock prices and dividends reported since the beginning of the respective performance periods, we estimate that, through December 31, 2014, the Corporation has performed at the 33rd percentile relative to the peer group for the 2014 award, at the 74th percentile for the 2013 award, and at the 15th percentile for the 2012 award. For the 2014 ROCE shares, we estimate that, through December 31, 2014, the Corporation performed above the target performance level.

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Compensation Tables

Option Exercises and Stock Vested in 2014

The following table illustrates for each Named Executive Officer, on an aggregate basis, the value realized from the exercise of stock options and from the vesting of restricted stock awards and performance awards in 2014.

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(2) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
M. Longhi	—	$—	36,450	$1,156,515
D. B. Burritt	—	$—	22,830	$896,543
S. R. Folsom(3)	—	$—	—	$—
G. F. Babcoke	10,000	$352,325	12,124	$286,778
D. R. Matthews	—	$—	9,267	$219,485

(1)	The Stock Awards column includes the vesting of restricted stock grants during 2014.
(2)	Value before taxes and exercise costs.
(3)	Ms. Folsom was hired in 2014 and as of December 31, 2014 did not have any equity awards that have vested.

Pension Benefits

The following table illustrates the actuarial present value of pension benefits accumulated by Named Executive Officers as of December 31, 2014. Messrs. Longhi and Burritt and Ms. Folsom are not eligible to participate in the Corporation’s defined benefit pension plans.

Name	Plan Name	Number of Years Credited Service(1) (#)	Present Value of Accumulated Benefit(2) ($)
G. F. Babcoke	U. S. Steel Pension Plan	35	$2,025,237
	Non Tax-Qualified Pension Plan	35	$2,011,610
	Supplemental Pension Program	35	$5,343,432
	Letter Agreement	4	$872,860
	Total	—	$10,253,139
D. R. Matthews	U. S. Steel Pension Plan	24	$1,063,720
	Non Tax-Qualified Pension Plan	24	$666,131
	Supplemental Pension Program	24	$1,899,258
	Total	—	$3,629,109

(1)	Service shown represents credited service years (rounded) used to calculate accrued benefits as of December 31, 2014.
(2)	Accumulated benefit at December 31, 2014. The present value of accumulated benefits is calculated using the assumptions used in the preparation of the Corporation’s financial statements contained in the Annual Report on Form 10-K, except that retirement age is assumed to be the normal retirement age for the respective plans. Key assumptions used for the calculations in this table and in the Summary Compensation Table include a 3.75% discount rate for the 2014 calculations (4.5% for 2013 and 3.75% for 2012); a lump sum rate assumption of 3.0% for 2014 (3.0% for 2013 and 3.0% for 2012) assuming the Section 417(e) minimum was not applicable; a 100% lump sum benefit election for all plans; and unreduced benefit ages, which at December 31, 2014, are age 62 for the U. S. Steel Pension Plan and age 60 for the Non Tax-Qualified Pension Plan and the Supplemental Pension Program.

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Compensation Tables

U. S. Steel Pension Plan

The United States Steel Corporation Plan for Employee Pension Benefits, Revision of 2003 (“U. S. Steel Pension Plan”) provides defined benefits for substantially all non-represented, domestic employees who were hired before July 1, 2003. Messrs. Longhi and Burritt, who were hired in 2012 and 2013 respectively, and Ms. Folsom, who was hired in 2014, are not participants in the U. S. Steel Pension Plan and the related non-qualified plans. Messrs. Babcoke and Matthews are participants under the U. S. Steel Pension Plan and the related non-qualified plans. The U. S. Steel Pension Plan is designed to provide eligible employees with replacement income during retirement. The two primary benefits provided to non-represented employees are based on final earnings (the “Final Earnings Benefit”) and career earnings (the “Career Earnings Benefit”) formulas. Benefits may be paid as an actuarially determined lump sum in lieu of monthly pension payments. The Internal Revenue Code (the “Code”) limits the amount of pension benefits that may be paid from tax-qualified pension plans.

The Final Earnings Benefit component is based on a formula using a specified percentage (dependent on years of service) of average monthly earnings which is determined from the five consecutive 12-month calculation periods in which the employee’s aggregate earnings were the highest during the last ten 12-month calculation periods of continuous service prior to retirement. Incentive compensation is not considered when determining average monthly earnings. Eligibility for an unreduced Final Earnings Benefit under the U. S. Steel

Pension Plan is based on attaining at least 30 years of credited service or at least age 62 with 15 years of credited service. In addition to years of service and earnings while employed by the Corporation, service and earnings for certain purposes include those accrued while working for certain affiliated companies. Mr. Babcoke is eligible for an unreduced early retirement pension under the Final Earnings Benefit component.

The annual normal retirement benefit under the Career Earnings Benefit component is equal to 1.3 percent of total career earnings. Incentive compensation is not considered when determining total career earnings. Career Earnings Benefits commenced prior to attaining normal retirement or age 62 with 15 years of service, but after attaining age 58, are subject to an early commencement reduction equal to one-quarter of one percent for each month the commencement of pension payments precedes the month in which the participant attains the age of 62 years and one month. Career Earnings Benefits commenced prior to attaining age 58 are based on 1.0 percent of total career earnings and subject to a larger early commencement reduction. If they had retired on December 31, 2014, Mr. Babcoke’s annual Career Earnings Benefit would have been reduced by 29.58 percent and Mr. Matthews’ annual Career Earnings Benefits would have been reduced by 62.32 percent.

Benefits accrued for each executive for the purpose of calculating both the Final Earnings and Career Earnings Benefits are limited to the executive’s unreduced base salary and foreign service premium, if any.

U. S. Steel Pension Plan Calculation Assumptions

The present value of accumulated benefit obligations represents the actuarial value of benefits earned by the executives under the U. S. Steel Pension Plan. Assumptions used in the calculations include an unreduced benefit age of 62, the election of a lump sum option, and estimated career earnings and final average earnings as of December 31, 2014. Estimated final average earnings were developed based on the average of the actual monthly salaries paid in the highest five consecutive twelve month periods during the ten years preceding December 31,

2014. The salary amounts include base salary, excluding incentive compensation. For these calculations, the executive’s unreduced base salary is used to the extent necessary to avoid the adverse effects of the temporary reduction in base salary that was effective between July 1, 2009 and July 1, 2010. The number of years of credited service in the 2014 Pension Benefits table shows the number of years earned and used to calculate the accrued benefits reported.

Non Tax-Qualified Pension Plan

The purpose of the United States Steel Corporation Non Tax-Qualified Pension Plan (“Non Tax-Qualified Pension Plan”) is to compensate individuals for the loss of benefits under the U. S. Steel Pension Plan that occur due to certain limits established or required under the Code. The amount payable under the Non Tax-Qualified Pension Plan is equal to the difference between the benefits the executive actually receives under the U. S. Steel Pension Plan and the benefits that the executive would have received under the U. S. Steel Pension Plan except for the limitations imposed by the Code.

Benefits paid under the Non Tax-Qualified Pension Plan are in the form of an actuarially determined lump sum distribution of the benefits payable to the executive upon termination of employment, subject to the six-month waiting period under Section 409A of the Code for specified employees.

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Compensation Tables

Non Tax-Qualified Pension Plan Calculation Assumptions

The present value of accumulated benefit obligations represents the actuarial value of benefits earned by the executives under the Non Tax-Qualified Pension Plan and was based on the same provisions and eligibility status as determined under the

U. S. Steel Pension Plan. Assumptions used in the calculations include an unreduced benefit age of 60, the election of a lump sum option, and estimated career earnings and final average earnings as of December 31, 2014.

Supplemental Pension Program

The purpose of the United States Steel Corporation Executive Management Supplemental Pension Program (the “Supplemental Pension Program”) is to provide a pension benefit for executives and certain non-executives who participate in the U. S. Steel Pension Plan with respect to compensation paid under the short-term incentive compensation plans of the Corporation, its subsidiaries, and its joint ventures. Executives with at least 15 years of continuous service become eligible to receive a benefit under the Supplemental Pension Program at retirement or termination of employment. Benefits will not be payable under the program with respect to an executive who (a) terminates employment prior to age 60 or (b) terminates employment within 36 months of the date coverage under the Supplemental Pension Program begins, unless the Corporation consents to the termination; provided, however, such consent is not required for terminations because of death or involuntary termination, other than for cause. Distributions are subject to the six-month waiting period under Section 409A of the Code for specified employees.

An executive’s average earnings are used to calculate the benefit under the Supplemental Pension Program and are defined as the average monthly earnings derived from the total short-term incentive (described as Non-Equity Incentive Plan Compensation in the Summary Compensation Table in this proxy statement) paid or credited to the executive under the 2005 Annual Incentive Compensation Plan (and/or under similar incentive plans or under profit sharing plans, if the employing entity has a profit sharing plan rather than an incentive plan) with respect to the three calendar years for which total short-term incentive payments were the highest out of the last ten consecutive calendar years prior to the executive’s termination. Short-term incentive payments payable for the calendar year in which termination occurs would be considered if such payment produces average earnings greater than that determined at termination. Benefits are paid as an actuarially determined lump sum. Such lump sum cannot be less than the lump sum value determined using the executive’s highest monthly accrued benefit under the Supplemental Pension Program.

Supplemental Pension Program Calculation Assumptions

The present value of accumulated benefit obligations represents the actuarial value of benefits earned through December 31, 2014 by an executive under the Supplemental Pension Program. Assumptions used in the calculations include a normal retirement age of 60, a lump sum payment, and average earnings as of December 31, 2014 (includes 2014 incentive compensation paid in 2015). Credited service under the Supplemental Pension Program is the same as under the U. S. Steel Pension Plan.

Letter Agreement

On May 1, 2005, U. S. Steel entered into an agreement with Mr. Babcoke in consideration for his agreement to continue to serve as an officer of U. S. Steel. The agreement provides that Mr. Babcoke be made whole upon retirement for any reduction in retirement benefits that he may realize as a result of his employment with USS/Kobe Steel Company (“USS/Kobe” – a joint venture of U. S. Steel and Kobe Steel) and its successor, Republic Technologies International, LLC (“RTI”), in an amount calculated as if this period of employment was covered under the U. S. Steel retirement plans. Mr. Babcoke was employed by USS/Kobe and RTI from March 1, 1997 through December 31, 2000 and was covered under the retirement benefit programs of these companies. The amount payable by the Corporation to Mr. Babcoke upon his retirement under this agreement is calculated as if his period of employment by USS/Kobe and RTI was covered under the U. S. Steel retirement plans, offset by the retirement benefits that he received from USS/Kobe and RTI, as increased by interest from the date of distribution to his U. S. Steel retirement date. The agreement was amended in 2007 to comply with Section 409A of the Code.

46 |	United States Steel Corporation - 2015 Proxy Statement

Compensation Tables

Non-Qualified Deferred Compensation

The following table provides information with respect to accruals for each NEO under the Corporation’s non-qualified defined contribution plans in 2014. 2014 Year-End Aggregate Balances are as of December 31, 2014.

Executive	Plan Name		2014 Company Contributions/ Accruals(1)		2014 Aggregate Earnings(2)		2014 Year-End Aggregate Balance
M. Longhi	Supplemental Thrift Program		$56,875		$(12,712)		$114,362
	Non Tax-Qualified Retirement Account Program		$78,731		$5,139		$159,318
	Supplemental Retirement Account Program		$40,579		$3,279		$72,276
	Total		$176,185		$(4,294)		$345,956
D. B. Burritt	Supplemental Thrift Program		$32,032		$(3,930)		$28,102
	Non Tax-Qualified Retirement Account Program		$40,857		$186		$41,043
	Supplemental Retirement Account Program		$6,763		$270		$7,033
	Total		$79,652		$(3,474)		$76,178
S. R. Folsom	Supplemental Thrift Program		$17,727		$(3,469)		$14,258
	Non Tax-Qualified Retirement Account Program		$23,304		$15		$23,319
	Supplemental Retirement Account Program	$	N/A	$	N/A	$	N/A
	Total		$41,031		$(3,454)		$37,578
G. F. Babcoke	Supplemental Thrift Program		$17,883		$(11,941)		$101,785
D. R. Matthew	Supplemental Thrift Program		$15,525		$(7,739)		$57,852
(1)	Accruals are included in the All Other Compensation column of the Summary Compensation Table (See footnote 9 to that table for more detail.) Accruals in prior years have been reported in prior years under All Other Compensation in the Summary Compensation Table. No benefit accruals are reported in Ms. Folsom’s Supplemental Retirement Account as she received no short-term incentive compensation payments in 2014.
(2)	Determined by taking the balance at the end of 2014, less 2014 accruals, less the balance at the beginning of 2014, and adding dividend equivalents.

Supplemental Thrift Program

The purpose of the United States Steel Corporation Supplemental Thrift Program (the “Supplemental Thrift Program”) is to compensate individuals for the loss of matching contributions by the Corporation under the U.S. Steel Savings Plan that cannot be provided due to the statutory limits on covered compensation (which limit was $260,000 in 2014) and combined Corporation and individual annual contributions (which limit was $52,000 in 2014). Under the Supplemental Thrift Program, executives accrue benefits in the form of phantom shares of U. S. Steel common stock. In the aggregate, the benefit accruals under the Supplemental Thrift Program and the matching contributions under the U. S. Steel Savings Plan may equal up to six percent of the executive’s eligible base salary.

An executive receives a lump sum distribution of the benefits payable under this program upon his or her (a) termination of employment with five or more years of continuous service, (b) termination of employment, prior to attaining five years of continuous service, with the consent of the Corporation, or (c) pre-retirement death, subject to the six-month waiting period under Section 409A of the Code for specified employees.

Non Tax-Qualified Retirement Account Program

The purpose of the United States Steel Corporation Non Tax-Qualified Retirement Account Program is to compensate individuals for the loss of Retirement Account contributions that cannot be provided under the U. S. Steel Savings Plan due to the statutory limits on covered compensation (which limit was $260,000 in 2014) and combined Corporation and individual annual contributions (which limit was $52,000 in 2014). In general, the Retirement Account contributions are non-elective employer contributions that are made on behalf of each eligible employee who was hired, or rehired, after participation in the U. S. Steel Pension Plan was frozen on July 1, 2003. Accordingly, Messrs. Longhi and Burritt and

Ms. Folsom participate in the Non Tax-Qualified Retirement Account Program. Messrs. Babcoke and Matthews do not participate in the Non Tax-Qualified Retirement Account Program because they were hired prior to July 1, 2003.

Under the Non Tax-Qualified Retirement Account Program, accrued benefits are recorded in a hypothetical account and credited with earnings as if the account had been invested in the U. S. Steel Savings Plan. In the aggregate, benefit accruals under this program and the Retirement Account contributions under the U. S. Steel Savings Plan shall equal 8.5% of eligible base salary for Messrs. Longhi and Burritt and Ms. Folsom.

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Compensation Tables

Benefits under this program are payable in a lump sum distribution following (a) the termination of employment after completing three years of continuous service, (b) termination of employment, prior to completing three years of continuous service, with the consent of the Corporation, or (c) pre-retirement death, subject to the six-month waiting period under Section 409A of the Code for specified employees.

Supplemental Retirement Account Program

The purpose of the Supplemental Retirement Account Program is to provide Retirement Account contributions with respect to compensation paid under the short-term incentive compensation plans of the Corporation, its subsidiaries, and its joint ventures. Of the NEOs, only Messrs. Longhi and Burritt and Ms. Folsom participate in the program.

Accrued benefits under the Supplemental Retirement Account Program are recorded in a hypothetical account and credited with earnings as if the account had been invested in the U. S. Steel Savings Plan. Executives who complete at least 10 years of continuous service (or, if earlier, attain age 65) become eligible to receive a benefit under the Supplemental

Retirement Account Program at retirement or termination of employment. Benefits will not be payable under the program with respect to an executive who (a) terminates employment prior to age 55 or (b) terminates employment within 36 months of the date coverage under the program begins, unless the Corporation consents to the termination; provided, however, such consent is not required for terminations because of death or involuntary termination, other than for cause. Benefits under the Supplemental Retirement Account Program are payable in the form of a lump sum distribution following termination of employment, subject to the six-month waiting period under Section 409A of the Code for specified employees.

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Potential Payments Upon Termination or Change in Control

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The compensation and benefits payable to our executives upon termination vary depending upon the event triggering the termination and the executive’s relevant employment facts at the time of termination. For purposes of the tables and discussions included in this section, we have assumed the following termination scenarios (the column references are to the columns in the tables that follow):

Termination Scenarios

Voluntary Termination (with Consent) or Retirement – (see column A)

This termination scenario assumes retirement pursuant to a retirement plan. Benefits under the Supplemental Pension Program are not payable to an executive who voluntarily terminates employment prior to age 60, unless the Corporation consents to such termination. We have assumed the Corporation’s consent to retire prior to age 60 under this scenario; however, the Corporation usually reserves its consent for an executive who has served the Corporation well, is not leaving for an opportunity at another company, and is not leaving prior to the development of his or her successor.

With respect to long-term incentives, the Compensation & Organization Committee (the “Committee”) has discretion to terminate unvested awards upon termination and certain vested option awards if the executive retires before the age of 65. While the Committee reserves the right to decide these matters on a case-by-case basis, its practice has been to prorate the vesting of the shares scheduled to vest during the current vesting period for the time employed during the current vesting period (for example, in the case of stock options and restricted stock units, seven months worked during the twelve-month vesting period from June 2014 to May 2015 would result in a vesting of seven-twelfths of the number of shares scheduled to vest in May 2015, with no such pro rata vesting for the shares scheduled to vest after May 2015). Given our assumption under this scenario that the Committee has consented to the executive’s retirement, the pro rata vesting discussed above has been applied to the calculations in the table below.

Voluntary Termination (Without Consent) or Involuntary Termination (for Cause) – (see column B)

This termination scenario assumes that the Corporation does not consent to an executive’s voluntary termination of his or her employment prior to age 60, or that U. S. Steel terminates the executive’s employment for cause. Under these conditions, the Committee is not likely to exercise any discretion that it may have in favor of the executive and, accordingly, we have not assumed the exercise of any discretion in favor of executives with respect to unvested awards for purposes of the calculations in the tables below.

Involuntary Termination (Not for Cause) – (see column C)

Events that could cause the Corporation to terminate an executive’s employment involuntarily, not for cause, include the curtailment of certain lines of business or a facility shutdown where the executive’s services are no longer required due to business conditions or an organizational realignment. Prior to the involuntary termination, the executive may be eligible for benefits under our Supplemental Unemployment Benefit Program for

Non-Union Employees, which may include the payment of a percentage of base salary, basic life and health insurance and creditable service toward pension while on layoff. For purposes of determining the vesting of equity awards upon termination, we have assumed the executive’s employment was terminated on December 31, 2014. Awards are prorated upon termination for purposes of the calculations in the tables below.

Change in Control and Termination – (see column D)

All of the NEOs have Change in Control agreements. In addition to the benefits paid pursuant to the Change in Control agreements, all long-term incentive awards would vest upon a change in control and a termination, and benefits would be paid according to each benefit plan’s provisions following the termination of an executive’s employment in connection with a change in control.

The Change in Control agreements expire on December 31, 2016; however, unless notice to the contrary is given to the executive by the Corporation not later than September 1st of each year, his or her agreement would automatically be extended for one year. The agreements are automatically extended for 24 months in the event of a Change in Control (as defined below). The following discussion describes the events and circumstances that would trigger payments under the Change in Control agreements.

Generally, payments are triggered upon the occurrence of both a Change in Control of the Corporation and termination of the executive’s employment by the Corporation other than for cause. Under the agreements, each executive agrees to remain in the employ of the Corporation until the earlier of (i) a date three months after a Change in Control and (ii) a date six months after

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Potential Payments Upon Termination or Change in Control

a Potential Change in Control (as defined below). Payments are also triggered if the executive terminates his or her employment for Good Reason (as defined below); however, in order for the Corporation to be obligated to pay the benefits under the contract, all Good Reason terminations must also involve an actual Change in Control (if the Good Reason termination occurs prior to a Change in Control, the Change in Control must be a 409A Change in Control; see definition below).

Following a Change in Control, if there is a termination by the Corporation (other than for cause or disability) or by the executive for Good Reason, the executive is entitled to the following benefits:

•	Accrued compensation and benefits;
•	Cash severance;
•	Supplemental retirement benefit;
•	Active medical;
•	Outplacement services;
•	Supplemental Savings Benefit – equal to the unvested portion of the Corporation’s contributions on behalf of the executive under the tax-qualified and non tax-qualified savings plans; and
•	Legal fees – reimbursement for legal fees incurred as a result of termination of employment and incurred in contesting or disputing such termination or seeking to enforce any right or benefit under the agreement or in connection with any tax audit relating to Sections 4999 (excise taxes) or 409A (deferred compensation) of the Code.

A “Good Reason” termination involves a voluntary termination following any of these events:

•	An executive is assigned duties inconsistent with his or her position;
•	Reduction in base salary;
•	Relocation in excess of 50 miles from the executive’s current work location;
•	Failure to continue all of the Corporation’s employee benefit, incentive compensation, bonus, stock option and stock award plans, programs, policies, practices or arrangements in which the executive participates or failure of the Corporation to continue the executive’s participation therein at amounts and levels relative to other participants;
•	Failure of the Corporation to obtain agreement from any successor to the Corporation to assume and perform the agreement; or
•	Any termination that is not effected pursuant to a Notice of Termination (a Notice of Termination is to be given by the Corporation in connection with any termination for cause or disability and the executive must give a notice of termination in connection with a termination for good reason).

A “Change in Control” happens under the agreements if any of the following occurs:

•	A person (defined to include individuals, corporations, partnerships, etc.) acquires 20 percent or more of the voting power of the Corporation;
•	A merger occurs involving the Corporation except (a) a merger with at least a majority of continuing directors or (b) a merger involving a division, business unit or subsidiary;
•	A change in the majority of the Board of Directors;
•	A sale of all or substantially all of the assets of the Corporation; or
•	Stockholder approval of a plan of complete liquidation.

A “Potential Change in Control” occurs if:

•	The Corporation enters into an agreement that would result in a Change in Control;
•	A person acquires 15 percent or more of the voting power of the Corporation;
•	There is a public announcement by any person of intentions that, if consummated, would result in a Change in Control; or
•	The Corporation’s Board of Directors passes a resolution stating that a Potential Change in Control has occurred.

A “409A Change in Control” is similar to a Change in Control, except that it meets the requirements of Section 409A of the Code. The main difference between the two definitions is that a 409A Change in Control requires a person to acquire 30 percent of the total voting power of the Corporation’s stock, while a Change in Control requires a person to acquire 20 percent of the total voting power of the Corporation’s stock. A 409A Change in Control must occur prior to any payment in the event the termination precedes the Change in Control. In other words, payments under the change in control agreement are due to the executive if:

•	There is an involuntary termination by the Corporation (other than for cause or disability) or a voluntary termination by the executive for Good Reason;
•	The executive reasonably demonstrates that an Applicable Event (defined below) has occurred; and
•	A 409A Change in Control occurs within twenty-four months following the termination.

An “Applicable Event” (a term used for various purposes, including defining points at which compensation amounts and periods are measured) means a Change in Control, Potential Change in Control or actions of a third party who has taken steps reasonably calculated to effect a Change in Control.

To the extent required by Section 409A of the Code, payments would be delayed six months following the applicable reference date.

As mentioned above, a “double trigger” must occur prior to the Corporation incurring any liability under the Change in Control agreements; that is, for there to be payments under the Change in Control agreements, both of the following must occur: (i) a termination and (ii) a Change in Control (or, in some cases, a 409A Change in Control).

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Potential Payments Upon Termination or Change in Control

Disability and Death (see columns E and F)

Employees with at least 15 years of continuous service who are covered by the U. S. Steel Pension Plan and become totally and permanently disabled prior to age 65 are eligible to retire on a permanent incapacity pension. The criteria for a disability termination under the Long-Term Incentive Compensation

Program are the same as for a disability termination under Section 409A of the Code. If an employee with at least 15 years of service dies while actively employed, benefits under the Corporation’s qualified and non-qualified plans are calculated as if the employee had retired on the date of his or her death.

Potential Payments Upon Termination Tables

The following tables were developed using the above termination scenarios, as modified to reflect contractual obligations with executives, and an estimation of the amounts that would be payable to each NEO under the relevant scenario. A discussion of each of the types of compensation follows the tables. The estimated present values of the benefits provided to the NEOs under each of these termination scenarios by the Corporation, the Qualified Pension Programs, or the Non-Qualified Pension Programs are shown using the following assumptions:

1.	Unless otherwise noted, the tables reflect amounts that would have been payable at, following, or in connection with a termination of employment, with the triggering event occurring on December 31, 2014;
2.	The stock price used for valuation purposes for the long-term incentive awards was the closing stock price on December 31, 2014, which was $26.74;
3.	The normal life expectancy obtained from the 1971 Group Annuity Mortality Tables, or, for a permanent incapacity type of pension, life expectancy obtained from the Disabled Life Expectancy Tables (wages and salaried) based on the Corporation’s experience, made gender neutral on a nine to one male/female ratio; and
4.	The December 31, 2014 Pension Benefit Guaranty Corporation interest rate of 1% was used to determine 2014 lump sum payment amounts.

Potential Payments Upon Termination

		A	B	C	D	E	F
Executive	Component	Voluntary Termination (with Consent) or Retirement(1)	Voluntary Termination (Without Consent) or Involuntary Termination (For Cause)	Involuntary Termination (Not for Cause)(2)	Change in Control and Termination	Disability(3)	Death
M. Longhi	Severance, Short- & Long-Term
	Compensation Elements
	Cash Severance	$—	$—	$2,976,750	$7,441,875	$—	$—
	Short-Term Incentive	$4,007,981	$—	$—	$—	$4,007,981	$4,007,981
	Long-Term Incentive:
	Stock Options (Unvested)(4)	$170,969	$—	$170,969	$731,565	$731,565	$731,565
	Restricted Stock (Awards/Units)(4)	$869,756	$—	$869,759	$3,336,270	$3,336,270	$3,336,270
	Performance Stock Award(6)	$2,890,111	$—	$2,890,111	$7,214,452	$1,523,244	$1,523,244
	SubTotal	$7,938,817	$—	$6,907,586	$18,724,161	$9,599,059	$9,599,059
	Benefits
	Supplemental Thrift Program	$114,362	$—	$114,362	$—	$114,362	$114,362
	Non Tax-Qualified Retirement Account Program	$159,318	$—	$159,318	$—	$159,318	$159,318
	Supplemental Retirement Account	$72,276		$72,276	$—	$72,276	$72,276
	Active Medical	$—	$—	$—	$34,920	$—	$—
	Supplemental Retirement Benefit(7)	$—	$—	$—	$1,331,763	$—	$—
	Outplacement Services	N/A	N/A	N/A	$15,000	N/A	N/A
	Excise Tax Gross-Up	N/A	N/A	N/A	N/A	N/A	N/A
	SubTotal	$345,956	$—	$345,956	$1,381,683	$345,956	$345,956
	TOTAL	$8,284,773	$—	$7,253,542	$20,105,844	$9,945,015	$9,945,015

United States Steel Corporation - 2015 Proxy Statement |	51

Potential Payments Upon Termination or Change in Control

Potential Payments Upon Termination (Cont’d.)

		A	B	C	D	E	F
Executive	Component	Voluntary Termination (with Consent) or Retirement(1)	Voluntary Termination (Without Consent) or Involuntary Termination (For Cause)	Involuntary Termination (Not for Cause)(2)	Change in Control and Termination	Disability(3)	Death
D. B. Burritt	Severance, Short- & Long-Term
	Compensation Elements
	Cash Severance	$—	$—	$1,405,950	$3,514,875	$—	$—
	Short-Term Incentive	$1,558,261	$—	$—	$—	$1,558,261	$1,558,261
	Long-Term Incentive:
	Stock Options (Unvested)(4)	$53,574	$—	$53,574	$300,845	$300,845	$300,845
	Restricted Stock (Awards/Units)(4)	$310,548	$—	$310,548	$2,504,201	$2,504,201	$2,504,201
	Performance Stock Award(6)	$488,302	$—	$488,302	$1,757,888	$—	$—
	SubTotal	$2,410,685	$—	$2,258,374	$8,077,809	$4,363,307	$4,363,307
	Benefits
	Supplemental Thrift Program	$28,102	$—	$28,102	$—	$28,102	$28,102
	Non Tax-Qualified Retirement
	Account Program	$41,043	$—	$41,043	$—	$41,043	$41,043
	Supplemental Retirement Account	$7,033		$7,033		$7,033	$7,033
	Active Medical	N/A	N/A	N/A		N/A	N/A
	Supplemental Retirement Benefit(7)				$546,125
	Outplacement Services	N/A	N/A	N/A	$15,000	N/A	N/A
	Excise Tax Gross-Up	N/A	N/A	N/A	N/A	N/A	N/A
	SubTotal	$76,178	$—	$76,178	$561,125	$76,178	$76,178
	TOTAL	$2,486,863	$—	$2,334,552	$8,638,934	$4,439,485	$4,439,485

		A	B	C	D	E	F
Executive	Component	Voluntary Termination (with Consent) or Retirement(1)	Voluntary Termination (Without Consent) or Involuntary Termination (For Cause)	Involuntary Termination (Not for Cause)(2)	Change in Control and Termination	Disability(3)	Death
S. R. Folsom	Severance, Short- & Long-Term
	Compensation Elements
	Cash Severance	$—	$—	$1,035,000	$2,587,500	$—	$—
	Short-Term Incentive	$1,046,500	$—	$—	$—	$1,046,500	$1,046,500
	Long-Term Incentive:
	Stock Options (Unvested)(4)	$17,928	$—	$17,928	$78,715	$78,715	$78,715
	Restricted Stock (Awards/Units)(4)	$119,632	$—	$119,632	$480,785	$480,785	$480,785
	Performance Stock Award(6)	$218,080	$—	$218,080	$785,086	$—	$—
	SubTotal	$1,402,139	$—	$1,390,640	$3,932,086	$1,606,000	$1,606,000
	Benefits
	Supplemental Thrift Program	$14,258	$—	$14,258	$—	$14,258	$14,258
	Non Tax-Qualified Retirement Account Program	$23,319	$—	$23,319	$—	$23,319	$23,319
	Supplemental Retirement Account	$—	$—	$—	$—	$—	$—
	Active Medical	$—	$—	$—	$52,812	$—	$—
	Supplemental Retirement Benefit(7)	$—	$—	$—	$372,526	$—	$—
	Outplacement Services	N/A	N/A	N/A	$15,000	$—	$—
	Excise Tax Gross-Up	N/A	N/A	N/A	N/A	$—	$—
	SubTotal	$37,577	$—	$37,577	$440,338	$37,577	$37,577
	TOTAL	$1,439,716	$—	$1,428,216	$4,372,424	$1,643,577	$1,643,577

52 |	United States Steel Corporation - 2015 Proxy Statement

Potential Payments Upon Termination or Change in Control

Potential Payments Upon Termination (Cont’d.)

		A	B	C		D	E	F
Executive	Component	Voluntary Termination (with Consent) or Retirement(1)	Voluntary Termination (Without Consent) or Involuntary Termination (For Cause)	Involuntary Termination (Not for Cause)(2)		Change in Control and Termination	Disability(3)	Death
G. F. Babcoke	Severance, Short- &
	Long-Term Compensation
	Elements
	Cash Severance	$—	$—	$337,200		$2,866,200	$—	$—
	Short-Term Incentive	$826,140	$—	$—		$—	$826,140	$826,140
	Long-Term Incentive:
	Stock Options (Unvested)(4)	$41,958	$—	$41,958		$111,298	$111,298	$111,298
	Restricted Stock (Awards/Units)(4)	$179,329	$—	$179,329		$525,976	$525,976	$525,976
	Performance Stock Award(5)	$776,255	$—	$776,255		$1,412,407	$680,667	$680,667
	SubTotal	$1,823,682	$—	$1,334,742		$4,915,880	$2,144,080	$2,144,080
	Benefits
	U. S. Steel Pension Plan	$2,114,201	$2,114,201	$2,230,208		$2,114,201	$2,129,893	$1,873,616
	Non Tax-Qualified Pension Plan	$3,263,915	$3,263,915	$3,719,066		$3,263,915	$2,847,653	$3,210,421
	Supplemental Pension Program	$7,398,948	$—	$7,368,359		$7,398,948	$6,192,636	$6,542,939
	Supplemental Thrift Program	$101,785	$—	$101,785	$		$101,785	$101,785
	Letter Agreement	$1,262,655	$451,145	$1,219,061		$1,262,658	$1,048,610	$1,140,709
	Universal Life Insurance
	Protection	$37,798	$37,798	$37,798		$37,798	$37,798	$1,080,000
	Active Medical	$—	$—	$—		$33,894	$—	$—
	Supplemental Retirement Benefit(7)	$—	$—	$—		$1,783,181	$—	$—
	Outplacement Services	N/A	N/A	N/A		$15,000	N/A	N/A
	Excise Tax Gross-Up	N/A	N/A	N/A		N/A	N/A	N/A
	SubTotal	$14,179,302	$5,867,059	$14,676,277		$15,909,595	$12,358,375	$13,949,470
	TOTAL	$16,002,984	$5,867,059	$16,011,019		$20,825,475	$14,502,455	$16,093,550

		A	B	C	D	E	F
Executive	Component	Voluntary Termination (with Consent) or Retirement(1)	Voluntary Termination (Without Consent) or Involuntary Termination (For Cause)	Involuntary Termination (Not for Cause)(2)	Change in Control and Termination	Disability(3)	Death
D. R. Matthews	Severance, Short- & Long-Term Compensation Elements
	Cash Severance	$—	$—	$288,750	$1,890,000	$—	$—
	Short-Term Incentive	$882,000	$—	$—	$—	$882,000	$882,000
	Long-Term Incentive:
	Stock Options (Unvested)(4)	$35,400	$—	$35,400	$110,238	$110,238	$110,238
	Restricted Stock (Awards/Units)(4)	$162,587	$—	$162,587	$543,999	$543,999	$543,999
	Performance Stock Award(5)	$677,733	$—	$677,733	$1,444,227	$497,230	$497,230
	SubTotal	$1,757,719	$—	$1,164,470	$3,988,464	$2,033,467	$2,033,467
	Benefits
	U. S. Steel Pension Plan	$927,055	$927,055	$1,510,858	$927,055	$1,393,332	$899,687
	Non Tax-Qualified Pension Plan	$575,517	$575,517	$2,893,206	$575,517	$2,214,193	$3,347,725
	Supplemental Pension Program	$4,806,641	$—	$4,974,771	$4,806,647	$4,074,191	$4,027,200
	Supplemental Thrift Program	$57,852	$—	$57,852	$—	$57,852	$57,852
	Active Medical	$—	$—	$—	$62,865	$—	$—
	Supplemental Retirement Benefit(7)	$—	$—	$—	$3,970,813	$—	$—
	Outplacement Services	N/A	N/A	N/A	$15,000	N/A	N/A
	Excise Tax Gross-Up	N/A	N/A	N/A	N/A	N/A	N/A
	SubTotal	$6,367,071	$1,502,572	$9,436,687	$10,357,897	$7,739,568	$8,332,464
	TOTAL	$8,124,790	$1,502,572	$10,601,157	$14,346,361	$9,773,035	$10,365,931

United States Steel Corporation - 2015 Proxy Statement |	53

Potential Payments Upon Termination or Change in Control

(1)	The term “with Consent” means consent with respect to each component of pay. This termination scenario typically involves retirement pursuant to a retirement plan. Retirement is generally not applicable to Messrs. Longhi, Burritt and Matthews and Ms. Folsom because they have not yet attained the necessary age and service requirements for retirement and, accordingly, the amounts set forth in this column are payable to them only in the event of a voluntary termination with consent.
(2)	Cash severance benefits would be paid over a specified period based on years of service. For Messrs. Babcoke and Matthews who are covered by the U. S. Steel Pension Plan, retirement benefits become payable at the end of their respective layoff periods, December 31, 2015 and December 31, 2016. For NEOs not covered by the U. S. Steel Pension Plan, all other amounts become payable on December 31, 2014.
(3)	All benefit amounts would become payable on May 31, 2015 under a permanent incapacity or a deferred vested pension, 5 months following a disabling event that occurred on December 31, 2014.
(4)	The annual awards include pro rata vesting on each grant date anniversary, and for May grants to NEOs there are seven months (June through December) counted toward service for the unvested portion of the stock option, restricted stock unit and restricted stock awards under certain termination events. For the annual awards granted in July 2012 to Mr. Longhi, there are six months counted toward service for the unvested portion of the stock options, restricted stock unit and restricted stock awards under certain termination events. For the annual awards granted in September 2013 to Mr. Burritt, there are four months counted toward service for the unvested portion of the stock options, restricted stock unit and restricted stock awards under certain termination events. For the annual awards granted in January 2014 to Ms. Folsom, there are eleven months counted toward service for the unvested portion of the stock options, restricted stock unit and restricted stock awards under certain termination events. These terms also apply in the case of retention restricted stock units granted to Messrs. Longhi and Burritt, except that those retention restricted stock units would also fully vest upon an involuntary termination by the Corporation other than for cause or a voluntary termination with consent, and would be forfeited upon retirement.
(5)	Assumes payout at target for the 2014, 2013 and 2012 performance award grants. The following are the possible vesting outcomes for the awards: (i) the performance goals are determined in the event of a change in control and termination (Column D) based upon performance through the abbreviated performance period ending December 31, 2014 and the performance shares vest immediately in the case of a termination that is not for cause and is not voluntary absent good reason (ii) all shares are assumed to be forfeited in the event of a voluntary termination without consent or an involuntary termination (Columns B and C), (iii) none of the 2014 grant, 1/2 of the 2013 grant and all of the 2012 grant (subject, in both cases, to satisfaction of the performance goals) would vest in the event of a death or disability (Columns E and F) and (iv) 10/36ths of the 2014 grant (March through December), 19/36ths of the 2013 grant (12 months in 2014 and 7 months in 2013) and 31/36ths of the 2012 grant (12 months in 2014, 12 months in 2013 and 7 months in 2012) are assumed to vest on the vesting date for all other termination events (Column A).
(6)	The vesting outcomes described in footnote (5) are applicable to Mr. Longhi’s annual performance award grant made in 2012, except that pro-rata vesting (used in the case of death, disability, voluntary termination with consent and retirement) is based upon the July grant date rather than the May grant date used for other NEOs. With respect to Mr. Longhi’s retention performance award grant made in 2012, the vesting outcomes described in footnote (5) are applicable in the event of a change in control and termination, voluntary termination without consent and involuntary termination for cause. However, pursuant to the terms of his offer letter, retention performance awards granted to Mr. Longhi would fully vest in the case of a voluntary termination with consent or an involuntary termination other than for cause subject, in both cases, to satisfaction of the performance goals. The retention performance awards would be forfeited in the case of retirement. In addition, the retention performance awards granted to Mr. Longhi would proportionately vest based upon the July grant date in the event of death or disability, subject to satisfaction of the performance goals. Mr. Burritt did not receive Performance Awards in 2013 and Ms. Folsom’s amount reflects her 2014 grant of performance awards.
(7)	For the NEOs other than Messrs. Longhi and Burritt and Ms. Folsom each participant’s age and service is increased by three years for purposes of the Corporation’s non tax-qualified defined benefit plans. For Messrs. Longhi, Burritt and Ms. Folsom, who are not covered by the Corporation’s defined benefit plans, the Supplemental Retirement Benefit is equal to the sum of (i) the Retirement Account contributions that would have been received under the U. S. Steel Savings Plan and the Corporation’s related non tax-qualified plans if his employment would have continued for an additional 36 months plus earnings, and (ii) the amount they would have received under the U. S. Steel Savings Plan and the related non tax-qualified plans if they were fully vested on December 31st.

54 |	United States Steel Corporation - 2015 Proxy Statement

Potential Payments Upon Termination or Change in Control

Termination and Change-in-Control Provisions

Cash Severance

No cash severance payments are made with respect to an executive’s termination of employment due to voluntary termination (with consent or retirement) (Column A), voluntary termination (without consent) or involuntary termination for cause (Column B), disability (Column E) or death (Column F).

Under our broad-based Supplemental Unemployment Benefit Program covering most non-represented employees, monthly cash benefits are payable to executives for up to 12 months (depending on years of service) while on layoff in the event of an involuntary termination not for cause (Column C).

Cash severance is one of the payments made to executives under the change in control agreements in the event of a termination in connection with a Change in Control (Column D). Under the agreements with our NEOs, payment would be made in a lump sum amount equal to three times for Mr. Babcoke, and 2.5 times for Messrs. Longhi and Burritt and Ms. Folsom, and two times for Mr. Matthews the sum of (a) base salary and (b) the current target under the short-term incentive compensation program (or, if higher than the target, the average short-term incentive compensation for the prior three years). With respect to Mr. Longhi, pursuant to the terms of his offer letter, if the Corporation terminates his employment prior to July 2, 2015 other than for cause and he is not entitled to any payment under his Change in Control agreement, he will be entitled to a lump sum payment equal to the sum of (a) twelve months of his base salary and (b) one year of his target bonus under the short-term incentive compensation program, which shall be in lieu of any benefits payable under the Supplemental Unemployment Benefit Program, subject to the six-month waiting period under Section 409A of the Code for specified employees. Mr. Burritt and Ms. Folsom have similar provisions in their offer letters that apply if the Corporation terminates their employment prior to September 1, 2015 and January 27, 2016, respectively.

Short-Term Incentive

Following a voluntary termination with the Committee’s consent or a retirement pursuant to a retirement plan (Column A), a disability (Column E), or death (Column F), an executive would be entitled to receive a short-term incentive award if (a) the relevant performance goals are achieved, (b) the executive is employed for at least six months during the performance period, and (c) the Committee does not exercise its discretion to reduce or eliminate the award.

Except as disclosed above for Messrs. Longhi and Burritt and Ms. Folsom, if an executive’s employment terminates voluntarily without the Committee’s consent or involuntarily (Columns B and C), regardless of whether the termination is for cause or not for cause, no short-term incentive award is payable.

Because the cash severance payment, discussed above, includes a multiple of the target short-term incentive, no payments are made pursuant to the short-term incentive program in the event of a Change in Control (Column D).

Stock Options

Following a voluntary termination with the Committee’s consent or a retirement pursuant to a retirement plan (Column A), a prorated number of an executive’s unvested stock options would vest based on the number of complete months worked during the vesting period, subject to the Committee’s discretion. The remaining unvested options would be forfeited. In the event of a disability (Column E) or death (Column F), all unvested options vest immediately. All vested options granted under the current stock plan remain exercisable for three years after termination or, if less, until the original expiration date.

If an executive’s employment terminates voluntarily without the Committee’s consent or involuntarily for cause (Column B), all remaining unvested options are forfeited.

For involuntary terminations that are not for cause (Column C), we have assumed that the executive terminated employment on December 31, 2014 and that a prorated number of options vested based on the number of complete months worked during the vesting year (May 2014 to May 2015).

Stock options include a “double-trigger” and require a termination in connection with a change in control (Column D) in order for the vesting to be accelerated. Unvested stock options would not be forfeited if (i) employment is terminated during a potential change in control period by the Corporation for other than cause or disability or by the executive for good reason and (ii) a 409A Change in Control occurs within twenty-four months following the commencement of the potential change in control period.

Restricted Stock Units

Following a voluntary termination with the Committee’s consent or a retirement pursuant to a retirement plan (Column A), a prorated number of an executive’s unvested restricted stock units would vest based on the number of complete months worked during the vesting period, subject to the Committee’s discretion. The remaining unvested restricted stock units would be forfeited. In the event of a disability (Column E) or death (Column F), all unvested restricted stock units vest immediately. As described in the footnotes to the table above, different provisions may apply in the case of retention restricted stock units granted to Messrs. Longhi and Burritt.

United States Steel Corporation - 2015 Proxy Statement |	55

Potential Payments Upon Termination or Change in Control

If an executive’s employment terminates voluntarily without the Committee’s consent or involuntarily for cause (Column B), all remaining unvested restricted stock units are forfeited.

For involuntary terminations that are not for cause (Column C) we have assumed that the executive terminated employment on December 31, 2014 and that a prorated number of restricted stock units vested based on the number of complete months worked during the vesting year (May 2014 to May 2015).

Restricted stock units require a termination in connection with a Change in Control (Column D) in order for the vesting to be accelerated. Unvested restricted stock units would not be forfeited if (i) employment is terminated during a potential change in control period by the Corporation for other than cause or disability or by the executive for good reason and (ii) a 409A Change in Control occurs within twenty-four months following the commencement of the potential change in control period.

Performance Awards

Following a voluntary termination with the Committee’s consent or a retirement pursuant to a retirement plan (Column A), the prorated value of the performance awards would vest based on the number of complete months worked during the relevant performance period (each is approximately three years), provided that the relevant performance goals are achieved. For performance awards for which the performance goals are achieved, a modified proration is used in the event of a death (Column F) or disability (Column E) allowing 0% of the achieved award if such event occurs prior to the completion of the first third of the performance period, 50% of the achieved award if such event occurs on or after completion of the first third, but prior to completion of the second third, of the performance period, and 100% of the achieved award for events occurring on or after completion of the second third of the performance period. This modified proration effectively shortens the post-termination waiting period to a maximum of two years, thereby allowing an estate to potentially close within two years, since there would be no value allowed for performance awards granted within one year of a participant’s death. As described in the footnotes to the preceding table, different provisions may apply in the case of retention performance awards granted to Mr. Longhi.

If an executive’s employment terminates voluntarily without the Committee’s consent or involuntarily for cause (Column B), all remaining unvested performance awards are forfeited.

For involuntary terminations that are not for cause (Column C) we have assumed that the executive terminated employment on December 31, 2014 and that a prorated number of performance awards vested based on the number of complete months worked during the relevant performance period.

Performance awards require a termination in connection with a Change in Control (Column D) in order for the vesting to be accelerated. For these awards, the performance period would end upon the change in control; however, the awards would not vest until the earlier to occur of a termination within 24 months of the change in control or the normal vesting date. Unvested performance awards would not be forfeited if (i) employment is terminated during a potential change in control period by the Corporation for other than cause or disability or by the executive for good reason and (ii) a 409A Change in Control occurs within twenty-four months following the commencement of the potential change in control period.

U. S. Steel Pension Plan

Benefits under the U. S. Steel Pension Plan are payable on behalf of the executives, other than Messrs. Longhi and Burritt and Ms. Folsom, under each of the termination of employment scenarios. Refer to the “Pension Benefits” section for a description of the U. S. Steel Pension Plan. Benefits under the U. S. Steel Pension Plan may be payable under the Non-Qualified Pension Plans to the extent they are limited by the qualified plan limitations established by the Internal Revenue Code.

If an executive is placed on involuntary layoff status as of December 31, 2014 (Column C), the executive would be eligible to remain on layoff for a period of up to two years. Having satisfied certain age and service requirements, Mr. Babcoke would be eligible to commence a Rule-of-70/80 early retirement option on December 31, 2015, after being on layoff for one year, and Mr. Matthews would be eligible to commence a Rule-of-65 early retirement option on December 31, 2016 after being on layoff for two years. The present value amounts shown for an involuntary termination not for cause (Column C) reflect enhanced benefits attributable to the additional age and continuous service accrued while on layoff, the lower early-commencement charges, and a temporary $400 monthly pension benefit that is payable until the executive becomes eligible for a public pension.

If an executive becomes inactive on December 31, 2014 due to a disability (Column E), which is determined to be a permanent incapacity, the executive would be eligible to commence a Permanent Incapacity early retirement on May 31, 2015, which is five months after the qualifying disability. The present value amounts shown reflect enhanced benefits attributable to the additional age and continuous service accrued during the five-month period, and the lower early-commencement charges, but not the temporary $400 monthly pension benefit that is payable until the executive becomes eligible for a public pension or, if earlier, governmental disability benefits.

If the employment of an executive is terminated due to death (Column F), death benefits become payable to the survivor (typically his or her spouse) or, if there is no spouse, to the executive’s estate. The present value amounts shown are equal to the higher of (i) the actuarial equivalent of the executive’s pension benefit (excluding the survivor and surviving spouse’s benefits) that would have been payable if the executive had retired on the date of death, or (ii) the value of the survivor and surviving spouse’s benefits as defined in the U. S. Steel Pension Plan.

56 |	United States Steel Corporation - 2015 Proxy Statement

Potential Payments Upon Termination or Change in Control

Non Tax-Qualified Pension Plan

Benefits from the Non Tax-Qualified Pension Plan are payable on behalf of the executives under each of the termination of employment scenarios. Refer to the “2014 Pension Benefits – Non Tax-Qualified Pension Plan” section for a description of the Non Tax-Qualified Pension Plan. The present value amounts shown for the various termination scenarios vary based upon the total amount payable under the U. S. Steel Pension Plan before the application of the statutory limitations established by the Internal Revenue Code. See, “Letter Agreement” for a description of the letter agreement benefits payable to Mr. Babcoke that are related to the Non Tax-Qualified Pension Plan.

Supplemental Pension Program

Benefits from the Supplemental Pension Program are payable on behalf of the executives under each of the termination of employment scenarios other than a voluntary termination without consent or an involuntary termination for cause (Column B), since the executives have at least 15 years of continuous service as of December 31, 2014.

The present value amounts shown for an involuntary termination not for cause (Column C) and a disability (Column E) reflect enhanced benefits attributable to the additional age and continuous service accrued while on layoff status and during the five-month period following the disability event, respectively.

If the employment of an executive is terminated due to death (Column F), death benefits become payable to the surviving spouse or, if there is no spouse, to the executive’s estate. The present value amounts shown are equal to the actuarial equivalent of the executive’s pension benefit (excluding the surviving spouse’s benefits) that would have been payable with the Corporation’s consent if the executive had retired on the date of death.

Supplemental Thrift Program

The conditions for a payment of benefits under the Supplemental Thrift Program include the attainment of five years of continuous service. For all NEOs other than Messrs. Longhi and Burritt, and Ms. Folsom, this condition has been met and therefore, this benefit is payable under all termination scenarios.

Because Messrs. Longhi and Burritt and Ms. Folsom have not yet attained five years of continuous service, this benefit is only payable if employment is terminated with the consent of the Corporation or if the executive dies prior to retirement.

Non Tax-Qualified Retirement Account Program

The conditions for a payment of benefits under the Non Tax-Qualified Retirement Account Program include the attainment of three years of continuous service. Because Messrs. Longhi and

Burritt and Ms. Folsom have not yet met this condition, this benefit is only payable if employment is terminated with the consent of the Corporation or if the executive dies prior to retirement.

Supplemental Retirement Account Program

The conditions for a payment of benefits under the Supplemental Retirement Account Program include the termination of employment after completing at least 10 years of continuous service or, if earlier, on or after the attainment of age 65. Because Messrs. Longhi and Burritt and Ms. Folsom

have not yet completed 10 years of service and all are under age 65, this benefit is only payable if (a) termination of employment occurs prior to age 65, with the consent of the Corporation, (b) employment is involuntarily terminated other than for cause, or (c) death prior to retirement.

Universal Life Insurance Protection

For Mr. Babcoke, the amounts shown under each of the termination scenarios other than in the case of death (Column F) represent the present value of the monthly premiums for coverage under the U. S. Steel Variable Universal Life Insurance program that would be paid by U. S. Steel for all months following the termination event until the executive reaches age 62. The NEOs, other than Mr. Babcoke, are not eligible for this program. In the case of death (Column F), the values shown in the table represent the death benefit payable under the universal life insurance policy to the executive’s named beneficiary or if there is no beneficiary, to his or her estate.

Active Medical Insurance

The amount shown for a change in control and termination (Column D) represents the estimated cost of providing

36 months of active employee insurance coverage to the executive.

United States Steel Corporation - 2015 Proxy Statement |	57

Potential Payments Upon Termination or Change in Control

Supplemental Retirement Benefit

The supplemental retirement benefit represents the increase in retirement benefits to an executive in the event of a termination in connection with a change in control (Column D) and is paid pursuant to the change in control agreement (see “Termination Scenarios – Change in Control and Termination”, above). For Messrs. Babcoke and Matthews, who are covered by the Corporation’s defined benefit plans, the benefit is paid in a lump sum amount representing the difference between the present values of the Enhanced Pension Benefit and the Actual Pension Benefit:

•	“Enhanced Pension Benefit” is equal to the Actual Pension Benefit (see below) under the U. S. Steel Pension Plan, Non Tax-Qualified Pension Plan and Supplemental Pension Program sponsored or maintained by the Corporation, including employment agreements that provide non-qualified defined benefit supplements (“All Pension Plans”) as of the date of termination of employment, plus the following enhancements:

	•	Service – an additional three years are added to the executive’s service for purposes of calculating the monthly normal retirement benefit payable at normal retirement age;

	•	Final Average Pay – is based on the higher of (a) the executive’s final average pay used in calculating Actual Pension Benefit or (b) final average pay using the executive’s base salary in effect immediately prior to the Applicable Event (see definition under “Termination Scenarios – Change in Control and Termination”, above) and, to the extent short-term incentive payment is considered in the calculation of pension benefits, the higher of (i) an executive’s current target short-term incentive payment, or if higher, the executive’s target short-term incentive payment immediately prior to the Applicable Event and (ii) the average of the executive’s short-term incentive payments for the prior three years, or if higher, the three years prior to the Applicable Event;

	•	Early Commencement Factors – an additional three years are added to age and service and, if the executive satisfies the Rule-of-65 or 70/80 retirement options under All Pension Plans using these additional three years, the executive is eligible to commence an immediate pension under such retirement option; and

	•	Full Vesting – accrued benefits under All Pension Plans are deemed to be vested or, to the extent not vested, paid as an additional benefit.

•	“Actual Pension Benefit” equals the sum of the monthly pension benefits payable under All Pension Plans as of the date of termination of employment.

For Messrs. Longhi and Burritt and Ms. Folsom, who are not covered by the Corporation’s defined benefit plans, the Supplemental Retirement Benefit is equal to the sum of (i) the Retirement Account contributions that would have been received under the U. S. Steel Savings Plan and the Corporation’s related non tax-qualified plans if his employment would have continued for an additional 36 months plus earnings, and (ii) the amount they would have received under the U. S. Steel Savings Plan and the related non tax-qualified plans if they were fully vested on December 31st.

Outplacement Services and Excise Tax Gross-Up

In the event of a termination in connection with a change in control (Column D), the Change in Control agreements provide for the payment of reasonable outplacement services (two year maximum) for all terminations following an Applicable Event.

Gross-up payments are no longer provided to cover excise taxes imposed under Section 4999 of the Code for an executive who receives compensation under a Change in Control termination scenario (Column D).

58 |	United States Steel Corporation - 2015 Proxy Statement

Proposal 3: Re-Approval of Annual Incentive Compensation Plan

PROPOSAL 3: RE-APPROVAL OF ANNUAL INCENTIVE COMPENSATION PLAN

The Board recommends the re-approval of the Annual Incentive Compensation Plan (the “Incentive Plan”). As described in greater detail below, we are requesting re-approval by stockholders of the material terms of the performance goals under the Incentive Plan so that compensation payable under the Incentive Plan to certain executive officers remains tax deductible under Section 162(m) of the Internal Revenue Code. The Incentive Plan is also an amendment, restatement and continuation of the 2010 Annual Incentive Compensation Plan, which was last approved by stockholders on April 27, 2010. The Incentive Plan includes, among other things, the ability to pay incentive awards and provisions that protect U. S. Steel’s ability to take a tax deduction for performance-based awards made under the Incentive Plan, in conformance with Section 162(m) of the Internal Revenue Code and related regulations (the “Code”), in case certain executive officers who are awardees individually have more than $1,000,000 of compensation in any one year. If the Incentive Plan is re-approved by stockholders, it will be effective for incentive awards granted after April 28, 2015.

The Incentive Plan includes the following material amendments to the 2010 Annual Incentive Compensation Plan:

•	Under the 2010 Annual Incentive Compensation Plan, the maximum amount which may be earned by any single participant under incentive awards granted in any one calendar year is limited to $7,000,000. This amount is increased to $20,000,000 in the Incentive Plan to account for potential increases in salary and target levels and to allow for flexibility to provide additional cash-based awards in the future. To the extent that any amount earned for any performance period is paid in our common stock, this limitation will be applied based on the fair market value of our common stock on the date on which the Compensation & Organization Committee makes the determination on the achievement of the applicable performance goals and the amount payable to the participant. In addition, the Incentive Plan contains provisions for calculating the amount payable in any calendar year if the underlying performance period covers multiple calendar years, as well as the amount payable for pro-rata incentive awards.

•	The amendments to the 2010 Annual Incentive Compensation Plan include the addition of a change in control provision. The Incentive Plan provides that upon the occurrence of a change of control, all performance goals and other conditions to payment of incentive awards will be determined using the abbreviated performance period ending upon the date of the change of control. Unless otherwise determined by the Compensation & Organization Committee at the time of grant of an incentive award or unless otherwise provided in the written notice furnished to participants, if a change of control occurs, scheduled vesting dates for incentive awards will not be affected by the change in control and all incentive awards will remain payable as provided in the Incentive Plan or in the written notice to participants.

The Board believes that you should re-approve the Incentive Plan because it encourages eligible participants to increase their efforts to help make U. S. Steel more successful and to remain in our employment by providing them the opportunity to earn incentive payments upon the achievement of established performance goals.

A summary of the principal provisions of the Incentive Plan is set forth below. This summary is qualified in its entirety by reference to the Incentive Plan which is attached to this proxy statement as Appendix A.

Summary of the Incentive Plan

The purpose of the Incentive Plan is to provide for an incentive payment opportunity to executive management of the Corporation and its subsidiaries and affiliates, which may be earned upon the achievement of one or more established performance goals. By providing an incentive payment opportunity based upon the achievement of performance goals and by placing a portion of compensation at risk, the Corporation can reward performance based on the performance of U. S. Steel and the individual contribution of each executive.

Administration

The Incentive Plan will be administered by the Compensation & Organization Committee of the Board of Directors (the “Committee”). The Committee will interpret the Incentive Plan and prescribe rules, regulations and procedures in connection with its operations as deemed necessary and advisable for purposes of plan administration. The Committee will determine the incentive targets, incentive awards, performance goals and performance periods and designate the employees and other individuals who are to receive incentive awards and participate in the Incentive Plan.

Eligibility

Any employee or other individual who provides services to us or any subsidiary or affiliate, including any employee who is a “covered employee,” as defined in Section 162(m)(3) of the

Code, will be eligible to participate in the Incentive Plan upon written designation by the Committee. Currently, 20 executives are eligible to participate in the Incentive Plan.

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Proposal 3: Re-Approval of Annual Incentive Compensation Plan

Performance Periods and Performance Goals

Unless otherwise determined by the Committee, there will be one-year performance periods under the Incentive Plan, and a new performance period will commence on the first day of each calendar year and end on the last day of that calendar year.

Prior to the earlier of (a) 90 days after the commencement of the performance period, or (b) the date on which 25% of the performance period has elapsed, the Committee will establish for the relevant performance period all performance goals. Performance goals may be based upon one or more of the following objective performance measures and expressed in either, or a combination of, absolute or relative values or rates of change and on a gross or net basis: safety performance, earnings per share, earnings per share growth, return on capital employed, costs, net income, net income growth, operating margin, revenues, revenue growth, revenue from operations, expenses, net sales, income from operations as a percent of capital employed, income from operations, income from operations per ton shipped, tons shipped, cash flow, market share, return on equity, return on assets, earnings (including EBITDA and EBIT), operating cash flow, operating cash flow as a percent of capital employed, economic value added, gross margin, total shareholder return, stockholder equity, debt, debt to stockholder equity, debt to earnings (including EBITDA and EBIT), interest expense and/or other fixed charges, earnings (including EBITDA and EBIT) to interest expense and/or other fixed charges, environmental emissions improvement, workforce diversity, number of accounts, workers’ compensation claims, budgeted amounts, cost per hire, turnover rate, and/or training costs and expenses. The approval of this Proposal No. 3 will signify re-approval of these performance measures.

Payment of Incentive Awards

Payment of incentive awards will be made in cash or in shares of our common stock, or any combination of the two, as determined by the Committee in its discretion. An incentive award for a performance period will be paid to the participant or, in the case of death, to the participant’s beneficiary on or before

March 15th of the year following the end of the performance period in which the amounts are no longer subject to substantial risk of forfeiture, unless delayed payment is required by Section 409A of the Code.

Amendment or Termination of Incentive Plan

The Board has the right to amend or terminate the Incentive Plan at any time. Any termination of the Incentive Plan will automatically end all of the outstanding performance periods and calculations will be made with respect to achievement of the performance goals for these performance periods for the purpose of determining whether any pro-rata incentive awards may be payable. No participant will have any vested right to payment of any incentive award prior to its payment.

Forfeiture and Repayment of Incentive Awards

The Committee may determine that an incentive award shall be forfeited and/or any value received from the incentive award shall be repaid to U. S. Steel pursuant to any recoupment policies,

rules or regulations in effect at the time of such incentive award or adopted thereafter.

Change of Control

Upon the occurrence of a change of control (as defined in the Incentive Plan), all performance goals and other conditions to payment of incentive awards will be determined using the abbreviated performance period ending upon the date of the change of control. Unless otherwise determined by the Committee at the time of grant of an incentive award or unless otherwise provided in the written notice furnished to participants, if a change of control occurs, scheduled vesting dates for incentive awards will not be affected by the change of control and all incentive awards will remain payable as provided in the Incentive Plan or in the written notice to participants.

Additional Information

U. S. Steel expects to award performance-based compensation under the Incentive Plan that is exempt from the $1,000,000 annual deduction limit (for Federal income tax purposes) of compensation paid by public corporations to each of their chief executive officer and three other most highly compensated executive officers in each fiscal year, which limit is imposed by Section 162(m) of the Code. Because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) of the Code, no assurance can be given, notwithstanding U. S. Steel’s efforts, that compensation intended by U. S. Steel to satisfy the requirements for deductibility under Section 162(m) of the Code will in fact be deductible. In addition, if there are compelling business reasons to do so, we may grant incentive awards under the Incentive Plan that are not intended to be performance-based compensation and, therefore, are subject to the $1,000,000 annual deduction limit under Section 162(m) of the Code.

60 |	United States Steel Corporation - 2015 Proxy Statement

Proposal 3: Re-Approval of Annual Incentive Compensation Plan

New Plan Benefits

The actual amount of compensation to be paid to participants under the Incentive Plan is not determinable in advance because specific performance measures and goals will be selected each year by the Committee and it is substantially uncertain what levels of performance will be realized against such performance measures and goals.

The Board recommends a vote FOR the re-approval of the Annual Incentive Compensation Plan.

Audit Fees

The following table shows the fees paid to PricewaterhouseCoopers LLP (“PwC”) for professional services for 2014 and 2013:

	2014	(Dollars in millions) 2013
Audit (1)	$6.2	$5.1
Audit-Related (2)	$0.3	$0.2
Tax (3)	$0.1	$0.0
All Other (4)	$2.0	$0.0
Total	$8.6	$5.3

(1)	Audit fees were for the audit of U. S. Steel’s annual financial statements, the audit of U. S. Steel’s internal control over financial reporting required under the Sarbanes-Oxley Act, statutory and regulatory audits, and the issuance of comfort letters and consents.
(2)	Audit-related fees were for employee benefit plan audits and procedures required by agreement or government agencies.
(3)	Tax fees were for services involving advice and consultation on tax matters.
(4)	All other fees were for advisory services, including risk vulnerability assessment and recommendation projects. All other fees also include fees for training and an annual software license renewal.

Pre-Approval Policy

The Audit Committee has the sole authority to pre-approve all audit engagement fees and terms as well as all non-audit engagements with PwC. The Audit Committee has delegated to its chairman the authority to approve non-audit engagements of less than $500,000 between Audit Committee meetings. In 2013 and 2014, all of the above services were pre-approved by the Audit Committee in accordance with this pre-approval policy.

AUDIT COMMITTEE REPORT

Our committee has reviewed and discussed U. S. Steel’s audited financial statements for the year ended December 31, 2014 with U. S. Steel’s management. We have discussed with the independent registered public accounting firm, PricewaterhouseCoopers LLP (PwC), the matters required to be discussed by Statements on Auditing Standards No. 61,as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. We also discussed with U. S. Steel’s management their assessment of the effectiveness of U. S. Steel’s internal control over financial reporting as of December 31, 2014, and PwC’s opinion on the effectiveness of U. S. Steel’s internal control over financial reporting as of December 31, 2014. We have received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and we have discussed with PwC its independence. Based on the aforementioned review and discussions, we recommended to the Board that the audited financial statements for U. S. Steel be included in U. S. Steel’s Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the Securities and Exchange Commission.

John J. Engel, Chairman	Charles R. Lee
Dan O. Dinges	Glenda G. McNeal
Thomas W. LaSorda	Seth E. Schofield

United States Steel Corporation - 2015 Proxy Statement |	61

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pursuant to the authority provided by its charter, the Audit Committee has appointed PricewaterhouseCoopers LLP (PwC) as the independent registered public accounting firm for U. S. Steel for the current fiscal year. Although action by the stockholders in this matter is not required by law or the Corporation’s by-laws, the Audit Committee believes that it is appropriate to seek stockholder ratification of this appointment in light of the important role played by the independent registered public accounting firm in maintaining the integrity of the Corporation’s financial controls and reporting. If the appointment of PwC is not ratified by the stockholders, the Audit Committee will reconsider its appointment and review its future selection of an independent registered public accounting firm in light of that result. However, the Audit Committee may decide to maintain its appointment of PwC. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the Corporation’s best interests and in the best interests of our stockholders.

PwC has served as the independent auditor (now referred to as the independent registered public accounting firm) of U. S. Steel for many years. We believe that PwC’s knowledge of U. S. Steel’s business and its organization gained through this period of service is quite valuable. Partners and employees of PwC assigned to the U. S. Steel engagement are periodically rotated, thus giving U. S. Steel the benefit of new thinking and approaches in the audit area. We expect representatives of PwC to be present at the annual meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

For fiscal year 2014, PwC performed professional services for U. S. Steel in connection with audits of the financial statements of U. S. Steel, and of U. S. Steel’s internal control over financial reporting as of December 31, 2014, and audits of certain subsidiaries and certain pension and other employee benefit plans. PwC has also reviewed quarterly reports and other filings with the Securities and Exchange Commission and other agencies and provided advice and consultation on tax matters.

The Board recommends a vote FOR the ratification of the appointment of PwC as our independent registered public accounting firm.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table furnishes information concerning all persons known to U. S. Steel to beneficially own five percent or more of the voting stock of U. S. Steel:

Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
U. S. Steel Common Stock	JPMorgan Chase & Co.
	270 Park Avenue
	New York, NY 10017	14,536,310	(1)	9.9	(1)
U. S. Steel Common Stock	BlackRock, Inc.
	40 East 52nd Street
	New York, New York 10022	11,723,919	(2)	8.1	(2)
U. S. Steel Common Stock	The Vanguard Group
	100 Vanguard Blvd.
	Malvern, PA 19355	10,531,170	(3)	7.23	(3)
U. S. Steel Common Stock	AJO, LP
	230 S. Broad St.
	20th Floor
	Philadelphia, PA 19102	8,222,920	(4)	5.4	(4)
U. S. Steel Common Stock	Citadel Advisors LLC
	131 S. Dearborn Street
	32nd Floor
	Chicago, IL 60603	7,611,802	(5)	5.2	(5)
(1)	Based on Schedule 13G filed on January 21, 2015 which indicates that JPMorgan Chase & Co. had sole voting power over 11,755,778 shares, shared voting power over 51,964 shares, sole dispositive power over 14,478,849 shares and shared dispositive power over 55,396 shares.
(2)	Based on Schedule 13G filed on February 2, 2015 which indicates that BlackRock, Inc. had sole voting power over 11,034,032 shares, shared voting power over no shares, sole dispositive power over 11,723,919 shares and shared dispositive power over no shares.
(3)	Based on Schedule 13G filed on February 10, 2015 which indicates that The Vanguard Group had sole voting power over 96,296 shares, shared voting power over no shares, sole dispositive power over 10,447,174 shares and shared dispositive power over 83,996 shares.
(4)	Based on Schedule 13G filed on February 12, 2015 which indicates that AJO, LP had sole voting power over 4,349,630 shares, shared voting power over no shares, sole dispositive power over 8,222,920 shares and shared dispositive power over no shares.
(5)	Based on Schedule 13G filed on February 12, 2015 which indicates that Citadel Advisors LLC had sole voting power over no shares, shared voting power over 7,611,802 shares, sole dispositive power over no shares and shared dispositive power over 7,611,802 shares.

62 |	United States Steel Corporation - 2015 Proxy Statement

Questions and Answers About the Annual Meeting and Voting

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
1.	Who may vote?

You may vote if you were a holder of United States Steel Corporation (“U. S. Steel” or the “Corporation”) common stock at the close of business on February 27, 2015.

2.	What may I vote on?

You may vote on:

•	the election of the four nominees recommended by the Board of Directors and identified elsewhere in this proxy statement;

•	the advisory vote on executive compensation;

•	the re-approval of the Annual Incentive Compensation Plan; and

•	the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2015.
3.	How does the Board recommend I vote?

The Board recommends that you vote:

•	FOR each of the nominees for director;

•	FOR approval of the Corporation’s executive compensation;

•	FOR the re-approval of the Annual Incentive Compensation Plan; and

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2015.
4.	How do I vote?

You may vote by telephone or over the Internet by following the instructions on the enclosed proxy card (or, if you own your shares through a broker or other intermediary, on the voting instruction card). You may also vote by marking, signing and dating the enclosed proxy card or voting instruction card and returning it in the prepaid envelope. If you receive a Notice of Internet Availability of Proxy Materials (“Notice”), you may vote by following the instructions contained in the Notice. The proxy committee will vote your shares in accordance with your instructions. If you sign, date and return a proxy card but do not mark the boxes showing how you wish to vote, the proxy committee will vote your shares: FOR each of the nominees for director; FOR approval of the Corporation’s executive compensation; FOR the re-approval of the Annual Incentive Compensation Plan; and FOR ratification of the appointment of PricewaterhouseCoopers LLP. Unsigned proxy cards will not be voted at all. If you are a stockholder of record (that is, if you are registered on our books), you may also vote in person by attending the meeting. If you are not a stockholder of record (for example, if you hold your shares in “street name”), you will need to obtain a legal proxy from your broker, bank or other holder of record in order to vote in person at the meeting.

5.	May I change my vote?

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the meeting by doing any of the following:

•	voting again by telephone or over the Internet;

•	sending us a proxy card dated later than your last vote;

•	notifying the Secretary of U. S. Steel in writing; or

•	voting at the meeting.

If you hold your shares in “street name,” please refer to the information forwarded by your bank, broker or other holder of record for procedures on revoking or changing your voting instructions.

6.	How many outstanding shares are there?

At the close of business on February 27, 2015, which is the record date for the meeting, there were 145,667,603 shares of U. S. Steel common stock outstanding. Each share is entitled to one vote.

7.	How many votes are required to elect a director or approve a proposal?

Proposal 1 – Election of Directors. Each director is elected by a vote of the majority of the votes cast with respect to that director’s election. The term “a majority of the votes cast” means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” the director’s election. Abstentions and broker non-votes are not counted as votes cast either “for” or “against” the director’s election.

Proposal 2 – Advisory Vote on Executive Compensation. The advisory vote on executive compensation requires a majority of the votes of the shares present in person at the meeting or represented by proxy and entitled to vote. Because this vote is advisory, it will not be binding on the Board or the Corporation; however, the Board and its Compensation & Organization Committee will review the voting results and take them into consideration when making future executive compensation decisions. Abstentions are counted as a vote “against” the proposal and broker non-votes have no effect on the proposal.

Proposal 3 – Annual Incentive Compensation Plan. The approval of the Annual Incentive Compensation Plan must be approved by a majority of the votes of the shares present in person at the meeting or represented by proxy and entitled to vote. Abstentions are counted as a vote “against” the proposal and broker non-votes have no effect on the proposal.

Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of the appointment of the independent registered public accounting firm must be approved by a majority of the votes of the shares present in person at the meeting or represented by proxy and entitled to vote. Abstentions are counted as a vote “against” the proposal.

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Questions and Answers About the Annual Meeting and Voting

8.	What are broker non-votes?

The New York Stock Exchange permits brokers to vote their customers’ shares on routine matters when the brokers have not received voting instructions from their customers. Proposal 4 is a routine matter on which brokers may vote in this way. Brokers may not vote their customers’ shares on non-routine matters, unless they have received voting instructions from their customers. Proposals 1, 2 and 3 are non-routine matters. Shares that are not voted by brokers on non-routine matters because their customers have not provided instructions are called broker non-votes.

9.	What constitutes a quorum?

Under our by-laws, the holders of one-third of the voting power of the outstanding shares of stock entitled to vote, present in person or represented by proxy, constitute a quorum. A holder will be included in determining the presence of a quorum even if the holder casts abstentions on all matters or was subject to broker non-votes on some matters.

10.	Will my vote be confidential?

All voting records which identify stockholders are kept permanently confidential except; (i) as necessary to meet legal requirements; (ii) in the case of proxy contests; (iii) if the stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or (iv) to allow the vote tabulator and inspector of election to tabulate and certify the results of the vote. The vote tabulator, inspector of election and the Corporation’s transfer agent have agreed to keep voting records confidential.

11.	How will voting be conducted on other matters raised at the meeting?

If any matters are presented at the meeting other than the proposals on the proxy card, the proxy committee will vote on them using their best judgment. Your signed proxy card, or your telephone or Internet vote, gives them the authority to do this. Under our by-laws, notice of any matter to be presented by a stockholder for a vote at the meeting must have been received by our Corporate Secretary on or after December 30, 2014, and no later than January 29, 2015, and it must have been accompanied by certain information about the stockholder presenting it. We have not received notice of any matter to be presented other than those on the proxy card.

12.	Who can attend the annual meeting?

Only stockholders, or individuals that those stockholders have duly appointed as their proxies, may attend the annual meeting of stockholders. Every stockholder must present a form of government-issued photo identification in order to be admitted to the annual meeting. If your shares are held in street name (that is through a bank, broker, nominee or other intermediary), you must also bring proof of ownership with you to the meeting. A recent account statement, letter or proxy from your broker, nominee or other intermediary will suffice. Although not required for admission to the meeting, if you received an attendance card, please bring it with you.

13.	When must stockholder proposals be submitted for inclusion in the proxy statement for the 2016 annual meeting?

If a stockholder wants to present a proposal at the 2016 annual meeting and have it included in our proxy statement for that meeting, the proposal must be received in writing by our Corporate Secretary no later than 5:00 p.m. Eastern Time on November 13, 2015.

14.	What is the deadline for a stockholder to submit an item of business or other proposal for consideration at the 2016 annual meeting?

Our by-laws describe the procedures that must be followed in order for a stockholder of record to present an item of business at an annual meeting of stockholders. Stockholder proposals or other items of business for the 2016 annual meeting that are not intended to be included in the proxy statement must be received by the Secretary of the Corporation on or after December 30, 2015 and no later than January 29, 2016 and must be accompanied by certain information about the stockholders making the proposals, as specified in our by-laws.

15.	What is the deadline for a stockholder to nominate an individual for election as a director at the 2016 annual meeting?

Our by-laws describe the procedures that must be followed in order for someone nominated by a stockholder of record to be eligible for election as a director. To nominate an individual for election as a director at the 2016 annual meeting, notice must be received by the Secretary of the Corporation on or after December 30, 2015 and no later than January 29, 2016. The notice must contain certain information about the nominee, including his or her age, address, occupation and share ownership, as well as certain information about the stockholder giving the notice, as specified in our by-laws.

Statement Regarding the Delivery of a Single Set of Proxy Materials to Households With Multiple U. S. Steel Stockholders

If you have consented to the delivery of only one set of proxy materials to multiple U. S. Steel stockholders who share your address, then only one proxy statement and only one annual report are being delivered to your household unless we have received contrary instructions from one or more of the stockholders sharing your address. We will deliver promptly upon oral or written request a separate copy of the proxy statement or the annual report to any shareholder at your address. If you wish to receive a separate copy of the proxy statement or the annual report, you may write to:

64 |	United States Steel Corporation - 2015 Proxy Statement

Questions and Answers About the Annual Meeting and Voting

Corporate Secretary, U. S. Steel Corporation, 15th Floor, 600 Grant Street, Pittsburgh, PA 15219-2800, send an email to shareholderservices@uss.com or call 412-433-4804. Stockholders sharing an address who now receive multiple copies of the proxy statement or the annual report may request delivery of a single copy by writing to us at the above address or by sending an email to shareholderservices@uss.com.

Solicitation Statement

We will bear the cost of this solicitation of proxies. In addition to soliciting proxies by mail, our directors, officers and employees may solicit proxies by telephone, in person or by other means. They will not receive any extra compensation for this work. In addition, we may hire third parties to assist in the solicitation process at an estimated cost not to exceed $100,000. We have engaged the services of Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902, with respect to proxy soliciting matters at an expected cost of approximately $15,000, not including incidental expenses. We will also make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of our common stock, and we will reimburse them for reasonable out-of-pocket expenses that they incur in connection with forwarding the material.

Website

Our Corporate Governance Principles, Code of Ethical Business Conduct (which is applicable to all directors and employees, including the CEO and senior financial officers), Board committee charters, and annual and quarterly reports on Forms

10-K and 10-Q are available on our website, www.ussteel.com. By referring to these documents we do not incorporate the contents of the website into this proxy statement.

By order of the Board of Directors,

Arden T. Phillips
Corporate Secretary
March 13, 2015

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APPENDIX A

UNITED STATES STEEL CORPORATION

ANNUAL INCENTIVE COMPENSATION PLAN

As Submitted for Approval by the Corporation’s Stockholders on April 28, 2015

Section 1. History and Purpose. The Annual Incentive Compensation Plan (the “Plan”) is an amendment, restatement and continuation of the 2010 Annual Incentive Compensation Plan. The purpose of the Plan is to provide for an incentive payment opportunity to executive management of United States Steel Corporation (the “Corporation”) and its subsidiaries and affiliates, which may be earned upon the achievement of one or more established performance goals. By providing an incentive payment opportunity based upon the achievement of performance goals and by placing a portion of compensation at risk, the Corporation can reward performance based on the performance of the Corporation and the individual contribution of each executive.

Section 2. Effective Date. The 2010 Annual Incentive Compensation Plan was initially effective April 27, 2010, and the Plan as amended, restated and continued as provided herein is effective for Incentive Awards (as defined below) granted after April 28, 2015. The Plan will remain in effect from year to year (each calendar year shall be referred to herein as a “Plan Year”) until formally terminated in writing by the Corporation’s Board of Directors (the “Board”).

Section 3. Administration of the Plan.

Section 3.01. Committee. The Plan shall be administered by a Committee (the “Committee”) appointed by the Board and consisting of at least three members of the Board, each of whom at the time of appointment to the Committee and at all times during service as a member of the Committee shall be (1) an “outside director” as then defined in the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision, (2) a “non-employee director” as then defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule and (3) an “independent” director under the rules of the New York Stock Exchange. The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan.

Section 3.02. Determinations. The Committee shall determine the Incentive Targets, Incentive Awards, Performance Goals and Performance Periods as defined in Sections 5.01, 5.02, 5.03 and 5.04 of the Plan and designate the employees and other service providers who are to receive Incentive Awards and participate in the Plan. All determinations made by the Committee, or its delegate pursuant to the terms of the Plan, shall be final, conclusive, and binding on all persons and shall be given the maximum deference permitted by law.

Section 3.03. Notice of Participation. Each employee or other service provider who has been designated to participate in the Plan shall receive a written notice, in the form prescribed by the Committee or its delegate, informing the employee or other service provider that he or she has been selected to receive an Incentive Award and be a Participant (a “Participant”) in the Plan and specifying the period for which such designation is to remain in effect. No employee or other service provider shall have the right to become a Participant and shall not be a Participant except as specified in the notice. Designation of participation does not guarantee a Participant that an Incentive Award will be earned.

Section 3.04. Delegation by the Committee. The Committee, in its sole discretion, may delegate all or part of its authority and powers under the Plan to one or more directors or officers of the Corporation; provided, however, that the Committee may not delegate its responsibility to (a) make Incentive Awards to officers who are subject to Section 16 of the Exchange Act; (b) make Incentive Awards that are intended to constitute qualified performance-based compensation under Section 162(m) of the Code; or (c) certify the satisfaction of the Performance Goals pursuant to Section 5.06 in accordance with Section 162(m) of the Code.

Section 3.05. Agents; Limitation of Liability. The Committee may appoint agents to assist in administering the Plan. The Committee and each of its members shall be entitled to, in good faith, rely or act upon any report or other information furnished by any officer or employee of the Corporation, the Corporation’s certified public accountants, consultants or any other agent assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Corporation acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan and shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action or determination.

Section 4. Eligibility, Termination, New Participants.

Section 4.01. Eligibility. Any employee or other service provider of the Corporation or any subsidiary or affiliate, including any employee who is a “covered employee”, as defined in Section 162(m)(3) of the Code and the regulations promulgated thereunder (a “Covered Employee”), shall be eligible to participate in the Plan upon written designation by the Committee as provided in Section 3.03.

United States Steel Corporation - 2015 Proxy Statement |	A-1

Appendix A

Section 4.02. Termination of Employment or Service. Except as provided in Section 4.03 of the Plan, a Participant whose employment or service with the Corporation and all subsidiaries and affiliates is terminated prior to the payment of an Incentive Award or Awards will forfeit all right to such unpaid Incentive Awards.

Section 4.03. Death, Disability or Retirement. If, during a Performance Period, as defined in Section 5.04 of the Plan, a Participant dies or becomes disabled, within the meaning of Section 409A(a)(2)(C) of the Code, or retires, as that term is defined by the Committee from time to time in connection with an Incentive Award, the Participant, or his or her estate, may, in the discretion of the Committee, be entitled to receive a pro-rata Incentive Award for the portion of the Performance Period during which the Participant was employed, provided that the applicable Performance Goals for such Performance Period were achieved, the Participant was employed for at least six months during the Performance Period unless otherwise determined by the Committee and, in the case of retirement or disability, the Participant is not employed in any capacity by any competitor of the Corporation or is otherwise then engaging in competitive activities with the Corporation as determined in the discretion of the Committee. In the case of any pro-rata Incentive Award payment, such amounts shall be paid as provided in Section 6 of the Plan.

Section 4.04. New Participants. Except as provided in this Section 4.04, an employee or other service provider who is not a Participant as of the first day of a Performance Period shall not become a Participant for that Performance Period. New employees or other service providers of the Corporation or any subsidiary or affiliate hired during a Performance Period, and employees or other service providers promoted or engaged, as the case may be, during the Performance Period who were not eligible to participate in the Plan at the beginning of the Performance Period, may become a Participant, as determined by the Committee in its sole discretion, during a Performance Period and participate in the Plan for such Performance Period on a pro-rata basis provided that, in the case of Covered Employees, the employee becomes a Participant effective not later than the earlier of (a) 90 days after the beginning of the Performance Period or (b) the date on which 25% of the Performance Period has elapsed.

Section 5. Incentive Targets, Incentive Awards, Performance Goals and Performance Periods.

Section 5.01. Incentive Targets. Each Participant under the Plan shall be assigned one or more incentive targets (each an “Incentive Target”), which may be expressed as a specified amount, a percentage of the Participant’s base salary as of the beginning of the Performance Period or other amount that is objectively determinable as of the date it is established, as related to the level of achievement expected to be attained. Incentive Targets shall be determined by the Committee not later than the earlier of (a) 90 days after the commencement of the Performance Period or (b) the date on which 25% of the Performance Period has elapsed.

Section 5.02. Incentive Awards. Incentive awards (“Incentive Awards”) may be earned by Participants during a Performance Period; provided, however, that (a) no Incentive Award may exceed the Participant’s Incentive Target established for the actual level of achievement attained and (b) payment of any Incentive Award under the Plan shall be contingent upon the achievement of the relevant performance goals established by the Committee (“Performance Goals”). Performance Goals may include one or more types of performance goals, including threshold Corporation performance goals (the “Threshold Corporation Performance Goals”), other Corporation performance goals (“Corporation Performance Goals”) and Participant performance goals (“Participant Performance Goals”).

Section 5.03. Performance Goals.

(a) Performance Goals. Prior to the earlier of (i) 90 days after the commencement of the Performance Period, or (ii) the date on which 25% of the Performance Period has elapsed, the Committee shall establish for the relevant Performance Period all Threshold Corporation Performance Goals, Corporation Performance Goals and Participant Performance Goals, which may be based upon one or more of the following objective performance measures and expressed in either, or a combination of, absolute or relative values or rates of change and on a gross or net basis: safety performance, earnings per share, earnings per share growth, return on capital employed, costs, net income, net income growth, operating margin, revenues, revenue growth, revenue from operations, net sales, expenses, income from operations as a percent of capital employed, income from operations, income from operations per ton shipped, tons shipped, cash flow, market share, return on equity, return on assets, earnings (including EBITDA and EBIT), operating cash flow, operating cash flow as a percent of capital employed, economic value added, gross margin, total shareholder return, shareholder equity, debt, debt to shareholder equity, debt to earnings (including EBITDA and EBIT), interest expense and/or other fixed charges, earnings (including EBITDA and EBIT) to interest expense and/or other fixed charges, environmental emissions improvement, workforce diversity, number of accounts, workers’ compensation claims, budgeted amounts, cost per hire, turnover rate, and/or training costs and expenses. Performance Goals based on such performance measures may be based either on the performance of the Corporation, a subsidiary or subsidiaries, affiliate, any branch, department, business unit or other portion thereof under such measure for a Performance Period, as hereafter defined, and/or upon a comparison of such performance with the performance of a peer group of corporations, prior Performance Periods or other measure selected or defined by the Committee at the time of making an Incentive Award. The Committee may designate one or more of such Corporation Performance Goals as the Threshold Corporation Performance Goals and shall designate the weighting among the various Corporation and Participant Performance Goals established.

(b) Calculation. When the Corporation and/or Participant Performance Goals are established, the Committee shall also specify the manner in which the level of achievement of such Performance Goals shall be calculated, including the weighting assigned to such Performance Goals. The Committee may determine that unusual items or certain specified events or occurrences,

A-2 |	United States Steel Corporation - 2015 Proxy Statement

Appendix A

including changes in accounting standards or tax laws and the effects of non-operational items or extraordinary items as defined by generally accepted accounting principles, shall be excluded from the calculation to the extent permitted in Section 162(m)
of the Code.

Section 5.04. Performance Periods. Unless otherwise determined by the Committee, there shall be one-year Performance Periods under the Plan, and a new Performance Period (a “Performance Period”) shall commence on the first day of each Plan Year and end on the last day of such Plan Year.

Section 5.05. Discretion. The Committee shall have no discretion to increase any Incentive Target or Incentive Award payable that would otherwise be due upon attainment of the Performance Goals, or otherwise modify any Performance Goals associated with a Performance Period, but the Committee may in its discretion reduce or eliminate such Incentive Target or Incentive Award; provided, however, that the exercise of such negative discretion shall not be permitted to result in any increase in the amount of any Incentive Target or Incentive Award payable to any other Participant.

Section 5.06. Determination of Incentive Award. The amount of a Participant’s Incentive Award for a Performance Period, if any, shall be determined by the Committee or its delegate in accordance with the level of achievement of the applicable Performance Goals, the Participant’s Incentive Target for such level of achievement and the other terms of the Plan, and shall be communicated in writing to the Participant within two and one-half months following the end of the Performance Period to which such Incentive Award relates. Prior to any payment of the Incentive Awards hereunder, the Committee shall determine and certify in writing the extent to which the Performance Goals and other material terms of the Plan were satisfied.

Section 5.07. Maximum Incentive Awards. In any one calendar year, the maximum amount which may be earned by any single Participant under Incentive Awards granted under the Plan shall be limited to $20,000,000. In the case of Performance Periods covering multiple calendar years, the amount which is earned in any one calendar year of such Performance Period is the amount earned for the Performance Period divided by the number of full and partial calendar years included within the period. In applying this limit, the amount earned by a Participant shall be measured as of the close of the applicable calendar year that ends during the Performance Period, regardless of the fact that certification by the Committee and actual payment to the Participant may occur in a subsequent calendar year or years. To the extent that any amount earned for any Performance Period is paid in the Corporation’s common stock pursuant to Section 6.03, this limitation shall be applied based on the Fair Market Value (as defined in the Corporation’s 2005 Stock Incentive Plan (including any successor thereto), as amended from time to time) of the Corporation’s common stock on the date on which the Committee makes the determination specified in Section 5.06.

Section 6. Payment to Participants.

Section 6.01. Timing of Payment. An Incentive Award for a Performance Period shall be paid to the Participant or, in the case of death, to the Participant’s beneficiary on or before March 15th of the year following the end of such Performance Period in which the amounts are no longer subject to substantial risk of forfeiture; provided, however, in the event such amount is payable pursuant to Section 4.03 and is conditioned upon a separation from service and not compensation the Participant could receive without separating from service, then no such payment may be made to a Participant who is a “specified employee” under Section 409A of the Code until the first business day of the seventh month following the date of the Participant’s separation from service.

Section 6.02. Beneficiary Designation. A Participant may file a completed designation of beneficiary form with the Committee or its delegate in the form prescribed. Such designation may be made, revoked or changed by the Participant at any time before the earlier of death or receipt of any unpaid Incentive Awards, but such designation of beneficiary will not be effective and supersede all prior designations until it is received and acknowledged by the Committee or its delegate. If the Committee has any doubt as to the proper beneficiary to receive payments hereunder, the Committee shall have the right to withhold such payments until the matter is finally adjudicated. However, any payment made in good faith shall fully discharge the Committee, the Corporation, its subsidiaries and the Board from all further obligations with respect to that payment.

Section 6.03. Form of Payment. Payment of Incentive Awards shall be made in cash or in shares of the Corporation’s common stock from the Corporation’s 2005 Stock Incentive Plan (including any successor thereto), as amended from time to time, or any combination thereof, as determined by the Committee in its discretion and to the extent shares are available for award grants under such plan. Incentive Awards shall not be considered as part of the Participant’s salary and will not be used in the calculation of any other pay allowance or benefit except as provided under the United States Steel Corporation Supplemental Pension Plan or the United States Steel Corporation Supplemental Retirement Account Program, each as then in effect.

Section 6.04. Tax Withholding. All Incentive Awards shall be subject to Federal income tax, FICA, and other tax withholding as required by applicable law and, to the extent permitted pursuant to the Corporation’s 2005 Stock Incentive Plan (or any successors thereto), as amended from time to time, may be withheld in shares of the Corporation’s common stock otherwise distributable.

Section 7. Miscellaneous.

Section 7.01. Merger or Consolidation. All obligations for amounts earned but not yet paid under the Plan shall survive any merger, consolidation or sale of all or substantially all of the Corporation’s or a subsidiary’s assets to any entity, and be the liability of the successor to the merger or consolidation or the purchaser of assets, unless otherwise agreed to by the parties thereto.

United States Steel Corporation - 2015 Proxy Statement |	A-3

Appendix A

Section 7.02. Change in Control. Upon the occurrence of a Change of Control (as defined below), all Performance Goals and other conditions to payment of Incentive Awards shall be determined using the abbreviated Performance Period ending upon the date of the Change of Control. Notwithstanding the foregoing, unless otherwise determined by the Committee at the time of grant of an Incentive Award or unless otherwise provided in the written notice furnished to Participants as provided in Section 3.03, if a Change of Control shall occur, scheduled vesting dates for Incentive Awards will not be affected by the Change of Control and all Incentive Awards shall remain payable as provided in Section 6.01 or in the written notice to Participants.

For purposes of this Plan, a “Change of Control” shall mean a change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation is then subject to such reporting requirement; provided, that, without limitation, such a change of control shall be deemed to have occurred if:

(i) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (a “Person”) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation (not including in the amount of the securities beneficially owned by such person any such securities acquired directly from the Corporation or its affiliates) representing thirty percent (30%) or more of the combined voting power of the Corporation’s then outstanding voting securities; provided, however, that for purposes of this Plan the term “Person” shall not include (A) the Corporation or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, (D) a corporation owned, directly or indirectly, by the shareholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, or (E) any individual, entity or group involved in the acquisition of the Corporation’s voting securities in connection with which, pursuant to Rule 13d-1 promulgated pursuant to the Exchange Act, such individual, entity or group is permitted to, and actually does, report its beneficial ownership on Schedule 13G (or any successor Schedule); provided that, if any such individual, entity or group subsequently becomes required to or does report its beneficial ownership on Schedule 13D (or any successor Schedule), then, for purposes of this paragraph, such individual, entity or group shall be deemed to have first acquired, on the first date on which such individual, entity or group becomes required to or does so report, beneficial ownership of all of the Corporation’s then outstanding voting securities beneficially owned by it on such date; and provided, further, however, that for purposes of this paragraph (i), there shall be excluded any Person who becomes such a beneficial owner in connection with an Excluded Transaction (as defined in paragraph (iii) below); or

(ii) the following individuals (the “Incumbent Board”) cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest including, but not limited to, a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii) there is consummated a merger or consolidation of the Corporation or any direct or indirect subsidiary thereof with any other corporation (a “Business Combination”), other than a merger or consolidation (an “Excluded Transaction”) which would result in: (A) at least a majority of the members of the board of directors of the resulting or surviving entity (or any ultimate parent thereof) in such Business Combination (the “New Board”) consisting of individuals (“Continuing Directors”) who were members of the Incumbent Board (as defined in subparagraph (ii) above) immediately prior to consummation of such Business Combination or were appointed, elected or recommended for appointment or election by members of the Incumbent Board prior to consummation of such Business Combination (excluding from Continuing Directors for this purpose, however, any individual whose election or appointment, or recommendation for election or appointment, to the New Board was at the request, directly or indirectly, of the entity which entered into the definitive agreement providing for such Business Combination with the Corporation or any direct or indirect subsidiary thereof), unless the Board determines, prior to such consummation, that there does not exist a reasonable assurance that, for at least a two-year period following consummation of such Business Combination, at least a majority of the members of the New Board will continue to consist of Continuing Directors and individuals whose election, or nomination for election by shareholders of the resulting or surviving entity (or any ultimate parent thereof) in such Business Combination, would be approved by a vote of at least a majority of the Continuing Directors and individuals whose election or nomination for election has previously been so approved; or (B) a Business Combination that in substance constitutes a disposition of a division, business unit, or subsidiary; or

(iv) the shareholders of the Corporation approve a plan of a complete liquidation or dissolution of the Corporation or there is consummation of a sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation with respect to which, following such sale or other disposition, more than 50% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Corporation’s then outstanding voting securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Corporation’s then outstanding voting securities.

A-4 |	United States Steel Corporation - 2015 Proxy Statement

Appendix A

Section 7.03. Gender and Number. The masculine pronoun whenever used in the Plan shall include the feminine and vice versa. The singular shall include the plural and the plural shall include the singular whenever used herein unless the context requires otherwise.

Section 7.04. Construction. The provisions of the Plan shall be construed, administered and governed by the laws of the Commonwealth of Pennsylvania, including its statute of limitations provisions, but without reference to conflicts of law principles. Titles of Sections of the Plan are for convenience of reference only and are not to be taken into account when construing and interpreting the provisions of the Plan.

Section 7.05. Non-alienation. Except as may be required by law, neither the Participant nor any beneficiary shall have the right to, directly or indirectly, alienate, assign, transfer, pledge, anticipate or encumber (except by reason of death) any amount that is or may be payable hereunder, including in respect of any liability of a Participant or beneficiary for alimony or other payments for the support of a spouse, former spouse, child or other dependent, prior to such amount actually being received by the Participant or beneficiary hereunder, nor shall the Participant’s or beneficiary’s rights to benefit payments under the Plan be subject in any manner to (i) anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or beneficiary, (ii) the debts, contracts, liabilities, engagements, or torts of any Participant or beneficiary, (iii) transfer by operation of law in the event of bankruptcy or insolvency of the Participant or any beneficiary, or (iv) any legal process.

Section 7.06. Forfeiture and Repayment. The Committee may determine that an Incentive Award shall be forfeited and/or any value received from the Incentive Award shall be repaid to the Corporation pursuant to any recoupment policies, rules or regulations in effect at the time of the Incentive Award or adopted thereafter.

Section 7.07. No Employment Rights. Neither the adoption of the Plan nor any provision of the Plan shall be construed as a contract of employment or otherwise between the Corporation or a subsidiary or affiliate and any employee, other service provider or Participant, or as a guarantee or right of any employee, other service provider or Participant to future or continued employment or other service with the Corporation or a subsidiary or affiliate, or as a limitation on the right of the Corporation or a subsidiary or affiliate to discharge any of its employees or other service providers. Specifically, designation as a Participant does not create any rights, and no rights are created under the Plan, with respect to continued or future employment or service or conditions of employment or service.

Section 7.08. Minor or Incompetent. If the Committee determines that any Participant or beneficiary entitled to a payment under the Plan is a minor or incompetent by reason of physical or mental disability, it may, in its sole discretion, cause any payment thereafter becoming due to such person to be made to any other person for his benefit, without responsibility to follow application of amounts so paid. Payments made pursuant to this provision shall completely discharge the Corporation, its subsidiaries, the Plan, the Committee and the Board.

Section 7.09. Illegal or Invalid Provision. In case any provision of the Plan shall be held illegal or invalid for any reason, such illegal or invalid provision shall not affect the remaining parts of the Plan, but the Plan shall be construed and enforced without regard to such provision.

Section 7.10. Amendment or Termination of this Plan. The Board shall have the right to amend or terminate the Plan at any time, provided that any termination shall automatically end all of the outstanding Performance Periods and calculations shall be made with respect to achievement of the Performance Goals for such Performance Periods for the purpose of determining whether any pro-rata Incentive Awards may be payable under the Plan; provided, further, that in the event any pro-rata Incentive Awards are payable, such amounts shall be paid as provided in Section 6 of the Plan. No employee, other service provider or Participant shall have any vested right to payment of any Incentive Award hereunder prior to its payment. The Corporation shall notify affected employees and other service providers in writing of any amendment or Plan termination.

Section 7.11. Unsecured Creditor. The Plan constitutes a mere promise by the Corporation or a subsidiary or affiliate to make benefit payments in the future. The Corporation’s and the subsidiaries’ and affiliates’ obligations under the Plan shall be unfunded and unsecured promises to pay. The Corporation and the subsidiaries and affiliates shall not be obligated under any circumstance to fund their respective financial obligations under the Plan. Any of them may, in its discretion, set aside funds in a trust or other vehicle, subject to the claims of its creditors, in order to assist it in meeting its obligations under the Plan, if such arrangement will not cause the Plan to be considered a funded deferred compensation plan. To the extent that any Participant or beneficiary or other person acquires a right to receive payments under the Plan, such right shall be no greater than the right, and each Participant and beneficiary shall at all times have the status, of a general unsecured creditor of the Corporation or a subsidiary or affiliate. The Corporation intends that the Plan shall be a payroll practice bonus plan that is exempt from the Employee Retirement Income Security Act of 1974, as amended, and the Plan shall be interpreted accordingly.

Section 7.12. Section 409A of the Code. The Corporation intends that payments under the Plan qualify as short-term deferrals exempt from the requirements of Section 409A of the Code. In the event that any Incentive Award does not qualify for treatment as an exempt short-term deferral, the Corporation intends that any amount payable shall be paid in compliance with Section 409A of the Code. The Plan shall be interpreted accordingly.

* * *

United States Steel Corporation - 2015 Proxy Statement |	A-5

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on April 28, 2015.

UNITED STATES STEEL CORPORATION

Meeting Information

Meeting Type: Annual Meeting
For holders as of: February 27, 2015
Date: April 28, 2015 **Time:** 10:00 AM
Location: U.S. Steel Tower
33rd Floor
600 Grant Street
Pittsburgh, PA 15219

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M82681-P61686-Z64977

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M82682-P61686-Z64977

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

Proposal 1. Election of Directors

1a. Patricia Diaz Dennis

1b. Mario Longhi

1c. Robert J. Stevens

1d. David S. Sutherland

Proposal 2. Approval, in a non-binding advisory vote, of the compensation of certain executive officers

Proposal 3. Re-Approval of Annual Incentive Compensation Plan

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M82683-P61686-Z64977

UNITED STATES STEEL CORPORATION
600 GRANT STREET
ROOM 2625
PITTSBURGH, PA 15219
ATTENTION: MICHAEL B. MCKEE

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UNITED STATES STEEL CORPORATION

Proposal 1. Election of Directors	For	Against	Abstain
1a. Patricia Diaz Dennis	☐	☐	☐
1b. Mario Longhi	☐	☐	☐
1c. Robert J. Stevens	☐	☐	☐
1d. David S. Sutherland	☐	☐	☐

	For	Against	Abstain
Proposal 2. Approval, in a non-binding advisory vote, of the compensation of certain executive officers	☐	☐	☐
Proposal 3. Re-Approval of Annual Incentive Compensation Plan	☐	☐	☐
Proposal 4. Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

I hereby instruct Fidelity Management Trust Company to vote the number of shares of United States Steel Corporation stock attributable to my account as specified above.

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UNITED STATES STEEL CORPORATION
2015 Annual Meeting of Stockholders
Attendance Card

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UNITED STATES STEEL CORPORATION
Annual Meeting of Stockholders
April 28, 2015 10:00 AM

This instruction card is solicited by Fidelity Management Trust Company

As a participant in the United States Steel Corporation Savings Fund Plan for Salaried Employees, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of United States Steel Corporation common stock attributable to your account at the Annual Meeting of Stockholders to be held on April 28, 2015. Your voting directions will be tabulated confidentially. Only Fidelity will have access to your individual voting directions.

Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no direction is made or if the card is not signed, the shares attributable to your account will be voted in the same proportion as directions received from participants.

Continued and to be signed on reverse side

UNITED STATES STEEL CORPORATION
600 GRANT STREET
ROOM 2625
PITTSBURGH, PA 15219
ATTENTION: MICHAEL B. MCKEE

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M83013-P61686-Z64977

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

UNITED STATES STEEL CORPORATION

Proposal 1. Election of Directors	For	Against	Abstain
1a. Patricia Diaz Dennis	☐	☐	☐
1b. Mario Longhi	☐	☐	☐
1c. Robert J. Stevens	☐	☐	☐
1d. David S. Sutherland	☐	☐	☐

	For	Against	Abstain
Proposal 2. Approval, in a non-binding advisory vote, of the compensation of certain executive officers	☐	☐	☐
Proposal 3. Re-Approval of Annual Incentive Compensation Plan	☐	☐	☐
Proposal 4. Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

I hereby instruct Fidelity Management Trust Company to vote the number of shares of United States Steel Corporation stock attributable to my account as specified above.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

UNITED STATES STEEL CORPORATION
2015 Annual Meeting of Stockholders
Attendance Card

You are invited to attend the Annual Meeting of Stockholders on April 28, 2015. The meeting will be held at the U.S. Steel Tower, 33rd Floor, 600 Grant Street, Pittsburgh, PA, 15219 at 10:00 AM Eastern Time. Use of this attendance card is for our mutual convenience, and you have the right to attend the Meeting without this attendance card if you present personal photo identification. Attached is your 2015 Proxy Card.

Arden T. Phillips
Secretary

For personal use of the named stockholder(s) - not transferable.
Please present this card at the registration desk upon arrival.
Please bring a government-issued photo identification for admission to the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M83014-P61686-Z64977

UNITED STATES STEEL CORPORATION
Annual Meeting of Stockholders
April 28, 2015 10:00 AM

This instruction card is solicited by Fidelity Management Trust Company

As a participant in the U. S. Steel Tubular Services Savings Plan, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of United States Steel Corporation common stock attributable to your account at the Annual Meeting of Stockholders to be held on April 28, 2015. Your voting directions will be tabulated confidentially. Only Fidelity will have access to your individual voting directions.

Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no direction is made or if the card is not signed, the shares attributable to your account will be voted in the same proportion as directions received from participants.

Continued and to be signed on reverse side

UNITED STATES STEEL CORPORATION
600 GRANT STREET
ROOM 2625
PITTSBURGH, PA 15219
ATTENTION: MICHAEL B. MCKEE

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M83015-P61686-Z64977

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNITED STATES STEEL CORPORATION

Proposal 1. Election of Directors	For	Against	Abstain
1a. Patricia Diaz Dennis	☐	☐	☐
1b. Mario Longhi	☐	☐	☐
1c. Robert J. Stevens	☐	☐	☐
1d. David S. Sutherland	☐	☐	☐

	For	Against	Abstain
Proposal 2. Approval, in a non-binding advisory vote, of the compensation of certain executive officers	☐	☐	☐
Proposal 3. Re-Approval of Annual Incentive Compensation Plan	☐	☐	☐
Proposal 4. Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

I hereby instruct Fidelity Management Trust Company to vote the number of shares of United States Steel Corporation stock attributable to my account as specified above.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

UNITED STATES STEEL CORPORATION
2015 Annual Meeting of Stockholders
Attendance Card

You are invited to attend the Annual Meeting of Stockholders on April 28, 2015. The meeting will be held at the U.S. Steel Tower, 33rd Floor, 600 Grant Street, Pittsburgh, PA, 15219 at 10:00 AM Eastern Time. Use of this attendance card is for our mutual convenience, and you have the right to attend the Meeting without this attendance card if you present personal photo identification. Attached is your 2015 Proxy Card.

Arden T. Phillips
Secretary

For personal use of the named stockholder(s) - not transferable.
Please present this card at the registration desk upon arrival.
Please bring a government-issued photo identification for admission to the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M83016-P61686-Z64977

UNITED STATES STEEL CORPORATION
Annual Meeting of Stockholders
April 28, 2015 10:00 AM

This instruction card is solicited by Fidelity Management Trust Company

As a participant in the USS 401(k) Plan for USW-Represented Employees, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of United States Steel Corporation common stock attributable to your account at the Annual Meeting of Stockholders to be held on April 28, 2015. Your voting directions will be tabulated confidentially. Only Fidelity will have access to your individual voting directions.

Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no direction is made or if the card is not signed, the shares attributable to your account will be voted in the same proportion as directions received from participants.

Continued and to be signed on reverse side

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M83017-P61686-Z64977

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

UNITED STATES STEEL CORPORATION

Proposal 1. Election of Directors	For	Against	Abstain
1a. Patricia Diaz Dennis	☐	☐	☐
1b. Mario Longhi	☐	☐	☐
1c. Robert J. Stevens	☐	☐	☐
1d. David S. Sutherland	☐	☐	☐

	For	Against	Abstain
Proposal 2. Approval, in a non-binding advisory vote, of the compensation of certain executive officers	☐	☐	☐
Proposal 3. Re-Approval of Annual Incentive Compensation Plan	☐	☐	☐
Proposal 4. Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). **If no direction is made, this proxy will be voted: "FOR" the nominees in proposal 1 and "FOR" proposals 2, 3 and 4.** If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

UNITED STATES STEEL CORPORATION
2015 Annual Meeting of Stockholders
Attendance Card

You are invited to attend the Annual Meeting of Stockholders on April 28, 2015. The meeting will be held at the U.S. Steel Tower, 33rd Floor, 600 Grant Street, Pittsburgh, PA, 15219 at 10:00 AM Eastern Time. Use of this attendance card is for our mutual convenience, and you have the right to attend the Meeting without this attendance card if you present personal photo identification. Attached is your 2015 Proxy Card.

Arden T. Phillips
Secretary

For personal use of the named stockholder(s) - not transferable.
Please present this card at the registration desk upon arrival.
Please bring a government-issued photo identification for admission to the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M83018-P61686-Z64977

UNITED STATES STEEL CORPORATION
Annual Meeting of Stockholders
April 28, 2015 10:00 AM

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoint(s) Mario Longhi and David S. Sutherland, or either of them, proxies to vote as herein directed on behalf of the undersigned at the Annual Meeting of Stockholders of United States Steel Corporation on April 28, 2015, and at any meeting resulting from an adjournment or postponement thereof and upon all other matters properly coming before the meeting, including the proposals set forth in the proxy statement for such Meeting with respect to which the proxies are instructed to vote as indicated on the reverse side.

Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no direction is made or if the card is not signed, the shares attributable to your account will be voted in the same proportion as directions received from participants.

Continued and to be signed on reverse side